UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

290 Congress Street

Boston, MA 02210
(Address of principal executive offices) (Zip code)

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 345-6611

Date of fiscal year end:  May 31

Date of reporting period:  May 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
May 31, 2023
Columbia Multi Strategy Alternatives Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Multi Strategy Alternatives Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Multi Strategy Alternatives Fund  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with absolute (positive) returns over a complete market cycle.
Portfolio management
Columbia Management Investment Advisers, LLC
Marc Khalamayzer, CFA
Joshua Kutin, CFA
Matthew Ferrelli, CFA
Dan Boncarosky, CFA
Brian Virginia
Corey Lorenzen, CFA
Jason Callan
Tom Heuer, CFA
Ryan Osborn, CFA
AQR Capital Management, LLC
Jordan Brooks, Ph.D.
Jonathan Fader
Lars Nielsen*
Yao Hua Ooi
* Lars Nielsen has announced his intention to retire from AQR Capital Management, LLC (AQR), effective December 31, 2023. As a result of this retirement, effective January 1, 2024, Clifford Asness and John Liew will join the AQR portfolio management team.
PGIM Quantitative Solutions LLC
Marco Aiolfi, Ph.D.
Edward Tostanoski III, CFA
Average annual total returns (%) (for the period ended May 31, 2023)
		Inception	1 Year	5 Years	Life
Class A	Excluding sales charges	01/28/15	-1.38	-4.03	-3.73
	Including sales charges		-7.06	-5.16	-4.42
Advisor Class		01/28/15	-1.09	-3.77	-3.49
Class C	Excluding sales charges	01/28/15	-2.11	-4.75	-4.45
	Including sales charges		-3.09	-4.75	-4.45
Institutional Class		01/28/15	-1.15	-3.78	-3.51
Institutional 2 Class		01/28/15	-1.11	-3.73	-3.43
Institutional 3 Class		01/28/15	-1.05	-3.66	-3.37
Class R		01/28/15	-1.61	-4.25	-3.97
FTSE One-Month U.S. Treasury Bill Index			3.32	1.45	1.06
HFRX Global Hedge Fund Index			-1.26	1.52	1.41
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Fund’s performance prior to October 2019 reflects returns achieved by the Investment Manager according to different principal investment strategies. If the Fund’s current management and strategies had been in place for the prior periods, results shown may have been different.
The FTSE One-Month U.S. Treasury Bill Index is an unmanaged index that represents the performance of one-month Treasury bills and reflects reinvestment of all distributions and changes in market prices.
HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Multi Strategy Alternatives Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (January 28, 2015 — May 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Multi Strategy Alternatives Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2023)
Asset-Backed Securities — Non-Agency	3.7
Call Option Contracts Purchased	0.4
Commercial Mortgage-Backed Securities - Agency	0.1
Commercial Mortgage-Backed Securities - Non-Agency	2.3
Money Market Funds(a)	35.0
Put Option Contracts Purchased	0.0(b)
Residential Mortgage-Backed Securities - Agency	27.6
Residential Mortgage-Backed Securities - Non-Agency	12.9
Treasury Bills	18.0
Total	100.0

(a)	Includes investments in Money Market Funds, including investing for the purpose of covering obligations relating to the Fund’s investment in derivatives. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and the derivative instruments discussion in Note 2 to the Notes to Consolidated Financial Statements.
(b)	Rounds to zero.
Percentages indicated are based upon total investments including option contracts purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Market exposure through derivatives investments (% of notional exposure) (at May 31, 2023)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	305.1	(379.3)	(74.2)
Commodities Derivative Contracts	38.4	(46.9)	(8.5)
Equity Derivative Contracts	53.2	(67.8)	(14.6)
Foreign Currency Derivative Contracts	488.7	(491.4)	(2.7)
Total Notional Market Value of Derivative Contracts	885.4	(985.4)	(100.0)
(a) The Fund has market exposure (long and/or short) to fixed income, commodity and equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments, and Note 2 of the Notes to Consolidated Financial Statements.

4	Columbia Multi Strategy Alternatives Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
Columbia Management Investment Advisers, LLC (CMIA) serves as the investment manager for the Fund and attempts to achieve the Fund’s objective by managing a portion of the Fund’s assets and selecting one or more subadvisers to manage other sleeves independently of each other and CMIA. Portions of the Fund’s assets are subadvised by AQR Capital Management, LLC (AQR) and PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions). As of May 31, 2023, CMIA, AQR and PGIM Quantitative Solutions managed approximately 50.7%, 25.0% and 24.3% of the portfolio, respectively.
For the 12-month period that ended May 31, 2023, Class A shares of Columbia Multi Strategy Alternatives Fund returned -1.38% excluding sales charges. To compare, the FTSE One-Month U.S. Treasury Bill Index returned 3.32% and the HFRX Global Hedge Fund Index returned -1.26% over the same time period. As an absolute return fund, it employs a benchmark agnostic strategy and therefore comparisons to the FTSE One-Month U.S. Treasury Bill Index and the HFRX Global Hedge Fund Index are for informational purposes only.
Market overview
During the reporting period, the global economy grew despite elevated fears of a possible recession in many developed economies. Fears of a future economic slowdown in the United States were amplified by the aggressive policy tightening of the U.S. Federal Reserve (Fed), which hiked its policy rate by 4.25% over the reporting period as U.S. inflation accelerated to a four decade high of 9.1% by June 2022.  Through May 2023, the rate of year-over-year U.S. inflation had decelerated to 4.9%, a meaningful reduction, though still considerably higher than the Fed’s 2% inflation target. With the exception of Japan, inflation pressures in developed markets outside the United States also prompted aggressive monetary tightening, heightening fears that such tightening would contribute to an economic slowdown or recession.
Global markets during the reporting period were largely driven by the rapidly evolving monetary policy environment and the outlook for when central bank interest rate increases might give way to a pause in tightening or possibly an easing of policy if inflation decelerated enough or a recession ensued, or both. Global equity markets, as measured by the MSCI World Index (Net), advanced by 2.65% over the reporting period, with an 8.52% gain in the first five months of 2023 more than offsetting a 5.95% decline in the final seven months of 2022. Global government bond yields rose materially over the reporting period with the largest increases in yield occurring on the front end of the yield curve. The rapid rise in short rates and more modest increases in longer rates resulted in a sharply inverted U.S. yield curve.
The Bloomberg Commodity Index Total Return declined by 22.48% over the reporting period as a surge in commodity prices in the first five months of 2022, gave way to a bear market, led by a sharp selloff in energy commodities.  During the reporting period, the U.S. dollar advanced as much as 12% through late September 2022 before declining through much of the rest of the reporting period as expectations for further tightening by the Fed were dialed back and eventual easing priced in.
The Fund experienced an increase in portfolio turnover during the period. The Fund introduced a new sleeve at the end of March 2023 that contributed to the increase in turnover.
CMIA
We employ the following strategies in separate sleeves to manage our portion of the Fund’s portfolio: G10 Currency (this strategy typically invests in short-term debt obligations and currency-linked derivatives); Global Tactical Asset Allocation (GTAA) (this strategy typically invests in stocks and bonds across traditional asset classes and markets through the use of derivatives such as futures and swaps); Mortgage Opportunities (this strategy typically invests in mortgage- and other asset-backed securities); as well as a Liquidity sleeve (this strategy typically invests in U.S. government securities, high-quality short-term debt instruments, ETFs and futures). An additional sleeve, the Commodity Futures Long/Short strategy, was added in March 2023. This strategy typically invests in derivatives, using long and short strategy exposures to commodity markets.
Notable detractors in the CMIA portion of the Fund during the period
•	The most significant detractor during the period came from the Mortgage Opportunities non-traditional bond strategy held within our portion of the portfolio, as the past 12-months have been one of the worst periods on record for the Mortgage Opportunities strategy as well as the overall agency mortgage-backed securities (MBS) sector.
Columbia Multi Strategy Alternatives Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
○	Wary of recession risk, we had meaningfully increased allocations to agency MBS, preferring long duration and higher quality credit risk in response to already elevated interest rates and deteriorating economic data. MBS cash flows (and duration) continued to extend as mortgage rates skyrocketed during the period in response to the Fed’s unprecedented hiking campaign. This rapid rise in mortgage rates caused prepayments and refinancing to grind to a halt. Markets also experienced a historic increase in interest rate volatility. Unfortunately, these dynamics drove both relative and absolute underperformance within the sleeve.
•	Within our G10 Currency strategy, long positions in the Swedish Krona (SEK), British Pound (GBP), Canadian Dollar (CAD), Norwegian Krone (NOK), and New Zealand Dollar (NZD) and short positions in the Swiss Franc (CHF) detracted from performance.
•	The GTAA strategy, which invests on a long/short basis across both equity and fixed-income markets, experienced another challenging year, as both equity and fixed-income positioning hurt performance in our portion of the Fund during the period.
○	Relative overweights (long positions) in emerging market equity and underweights to UK equities hurt performance in the period.
○	Relative long positions in United Kingdom and short positions in European fixed-income-related markets detracted from returns.
•	Within the Commodity Futures Long/Short strategy, losses came from grains, industrial metals and soft commodities. Within grains, longs in soybean meal and corn detracted most as grain markets sold off due to the extension of the Ukrainian Grain Corridor and better than expected production out of South America.
Notable contributors in the CMIA portion of the Fund during the period
•	Within our G10 Currency strategy sleeve, short positions in foreign currencies, notably the Japanese Yen (JPY), Euro (EUR) and Australian Dollar (AUD), contributed to performance during the period and offset some of the detraction from the strategy’s long currency positions.
•	During this period, the G10 Currency strategy was generally positively correlated to risk assets and commodities, and negatively correlated to the U.S. Dollar and U.S. interest rates.
•	Within the Commodity Futures Long/Short strategy sleeve, short positioning in natural gas was the largest positive contributor within the sleeve as the natural gas market sold off due to plentiful storage and weak weather induced demand.
AQR
Our portion of the Fund’s portfolio delivered positive results during the period, surpassing the returns of the FTSE One-Month U.S. Treasury Bill Index and the HFRX Global Hedge Fund Index.
The Global Macro strategy we use to manage our portion of the Fund’s portfolio aims to determine appropriate positioning based on a broad set of inputs, encompassing both systematic analysis of large quantities of economic and financial data as well as discretionary analysis of qualitative information. The strategy is implemented using derivative instruments, as we believe derivatives offer the most liquid, lowest cost and efficient way to gain diversified exposure across asset classes. The strategy primarily invests in liquid derivatives including global developed and emerging market exchange-traded futures, futures-related instruments, forward contracts, and interest rate swaps across four major asset classes: commodities, currencies, fixed income (including government bonds and interest rates) and equities. Our portion of the Fund also invests in cash and cash-related securities.
Notable contributors in the AQR portion of the Fund during the period
•	For systematic views, positions in fixed income and commodities contributed positively over the reporting period. Notably, directional strategies in fixed income and commodities were profitable over the period.
6	Columbia Multi Strategy Alternatives Fund | Annual Report 2023

Manager Discussion of Fund Performance  (continued)
(Unaudited)
○	Within fixed income, directional short positions in bonds and interest rates, as well as a yield curve flattener, benefited our portion of the Fund over the period as inflationary concerns led to global rate hikes and rising yields, particularly at the front end of the yield curve.
○	In commodities, directional positioning was profitable across commodity sectors. In particular, short positions in agricultural commodities such as wheat profited. Wheat supply remained high following Russia’s invasion of Ukraine due to the Black Sea grain export agreement.
○	Short positions in industrial metals, such as aluminum and zinc, also drove gains in recent months as prices fell in conjunction with poor industrial production data out of China.
•	For discretionary views, positive performance was driven by fixed income. Directional discretionary fixed-income positioning generally aligned with systematic positioning over the period, also benefiting from rising yields.
•	At the country level, exposures to the United Kingdom, United States and Canada were the top three contributors.
Notable detractors in the AQR portion of the Fund during the period
•	For systematic views, equities and currencies detracted from our portion of the Fund. Notable detractors among these asset classes include emerging equity index selection and developed currency selection. From a factor perspective, momentum in equities and value in currencies detracted.
•	Within emerging equity index selection, time varying exposure to Brazil and a long position in Taiwan drove losses.
○	A short position in Brazil during the third quarter of 2022 detracted as markets began to price an end to the central bank’s rate hiking cycle, leading to a decrease in bond yields.
○	A long position in Brazil in the fourth quarter of 2022 detracted as President Lula da Silva signaled that he would prioritize social spending over fiscal austerity.
○	A long position in Taiwan detracted in 2022 as semiconductor companies underperformed amid a slowdown in demand.
•	Within developed currency selection, losses primarily came from a long position in the Australian dollar and a short position in the Swiss Franc.
•	The country positions that detracted the most from the strategy were Australia, Germany and Switzerland.
PGIM Quantitative Solutions
Our portion of the Fund underperformed the FTSE One-Month U.S. Treasury Bill Index during the reporting period. We believe that persistent return opportunities are generated by risk premia and mis-pricings. Further, we believe that a systematic framework using a mix of fundamental and market-based factors can identify those investment opportunities. We utilize a fundamental understanding of the drivers of returns to determine the most suitable set of factors for each asset class. In our Global Macro strategy, we have developed six independent absolute return strategies to harvest these investment opportunities, employing approximately 60 macroeconomic, valuation and market-based inputs to inform our positioning. We believe our approach is sustainable and robust consistent with the regular variation in prices relative to fundamentals that occur over a business cycle.
Notable detractors in the PGIM Quantitative Solutions portion of the Fund during the period
•	The largest detractor from performance in our portion of the Fund was our relative value positioning within the equity country selection. Over the period, we had losses from our underweights in Poland and Taiwan and overweight in South Korea. Our strategy suffered from the weak macro factor performance.
•	Currency selection also detracted, primarily driven by an overweight in the South African Rand and an underweight in the Polish Zloty.
•	From a country allocation perspective, the largest detracting positions over the period were long positioning of the South African Rand, the Norwegian Krone and the Canadian Dollar.
Columbia Multi Strategy Alternatives Fund | Annual Report 2023	7

Manager Discussion of Fund Performance  (continued)
(Unaudited)
Notable contributors in the PGIM Quantitative Solutions portion of the Fund during the period
•	Our sovereign bond relative value strategy was the largest positive contributor to performance over the period. Within the strategy, we particularly benefited from positions in German, Canadian, and UK bonds. Risk and value factors drove gains.
•	Our top performing country allocation over the period was short positioning in the New Zealand Dollar, followed by positioning in the Turkey country equity and Swedish Krona.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Alternative investments cover a broad range of strategies and structures designed to be low or non-correlated to traditional equity and fixed-income markets and involve substantial risks and are more volatile than traditional investments, making them more suitable for investors with an above average-tolerance for risk. The Fund’s use of leverage allows for investment exposure in excess of net assets, thereby magnifying volatility of returns and risk of loss. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The sales price the Fund (or its underlying investments) could receive for any particular investment may differ from the Fund’s (or underlying investments’) valuation of the investment. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
8	Columbia Multi Strategy Alternatives Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2022 — May 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	981.30	1,018.30	6.57	6.69	1.33
Advisor Class	1,000.00	1,000.00	982.50	1,019.55	5.34	5.44	1.08
Class C	1,000.00	1,000.00	977.80	1,014.61	10.21	10.40	2.07
Institutional Class	1,000.00	1,000.00	982.60	1,019.55	5.34	5.44	1.08
Institutional 2 Class	1,000.00	1,000.00	982.70	1,019.80	5.09	5.19	1.03
Institutional 3 Class	1,000.00	1,000.00	982.90	1,020.04	4.84	4.94	0.98
Class R	1,000.00	1,000.00	980.30	1,017.15	7.70	7.85	1.56
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Multi Strategy Alternatives Fund | Annual Report 2023	9

Consolidated Portfolio of Investments
May 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 4.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ACHV ABS Trust(a)
Subordinated Series 2023-1PL Class C
03/18/2030	7.420%	200,000	199,914
Affirm Asset Securitization Trust(a)
Series 2023-A Class 1A
01/18/2028	6.610%	1,000,000	999,224
ARES XLIV CLO Ltd.(a),(b)
Series 2017-44A Class DR
3-month USD LIBOR + 6.870% Floor 6.870% 04/15/2034	12.130%	1,500,000	1,332,795
Bain Capital Credit CLO Ltd.(a),(b)
Series 2020-4A Class E
3-month USD LIBOR + 7.950% Floor 7.950% 10/20/2033	13.200%	400,000	384,771
Consumer Loan Underlying Bond Credit Trust(a),(c),(d)
Subordinated Series 2018-P1 Class CERT
07/15/2025	0.000%	100,000	95,500
Subordinated Series 2018-P2 Class CERT
10/15/2025	0.000%	100,000	260,000
Exeter Automobile Receivables Trust(a)
Subordinated Series 2021-2A Class E
07/17/2028	2.900%	900,000	820,854
GLS Auto Receivables Issuer Trust(a)
Subordinated Series 2022-1A-B Class B
05/15/2026	2.840%	450,000	437,897
LendingClub Receivables Trust(a),(c),(d)
Series 2020-2 Class R
02/15/2046	0.000%	85,000	191,250
Lendingpoint Asset Securitization Trust(a)
Series 2022-C Class A
02/15/2030	6.560%	539,182	538,241
LendingPoint Asset Securitization Trust(a),(d),(e)
Subordinated Series 2021-1 Class D
04/15/2027	7.226%	1,000,000	995,000
LendingPoint Asset Securitization Trust(a)
Subordinated Series 2021-A Class C
12/15/2028	2.750%	2,000,000	1,937,624
LL ABS Trust(a)
Series 2021-1A Class A
05/15/2029	1.070%	818,296	797,515
LP LMS Asset Securitization Trust(a)
Series 2021-2A Class A
01/15/2029	1.750%	303,964	296,107
LP LMS Asset Securitization Trust(a),(d),(e)
Subordinated Series 2021-2A Class B
01/15/2029	2.330%	500,000	472,695
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Marlette Funding Trust(a)
Series 2021-1A Class D
06/16/2031	2.470%	100,000	92,949
Subordinated Series 2022-3A Class B
11/15/2032	5.950%	2,000,000	1,984,561
Netcredit Combined Receivables LLC(a),(d)
Series 2023-A Class A
12/20/2027	7.780%	1,108,278	1,097,195
Octagon Investment Partners 47 Ltd.(a),(b)
Series 2020-1A Class ER
3-month USD LIBOR + 6.250% Floor 6.250% 07/20/2034	11.500%	750,000	666,343
Pagaya AI Debt Selection Trust(a),(d)
Series 2020-2 Class NOTE
12/15/2027	7.500%	17,694	17,562
Pagaya AI Debt Selection Trust(a),(c),(d)
Series 2020-3 Class CERT
05/17/2027	0.000%	3,200,000	315,200
Series 2021-1 Class CERT
11/15/2027	0.000%	696,200	18,797
Subordinated Series 2021-5 Class
08/15/2029	0.000%	865,000	112,450
Pagaya AI Debt Selection Trust(a)
Series 2021-2 Class NOTE
01/25/2029	3.000%	321,579	303,595
Series 2021-5 Class A
08/15/2029	1.530%	132,000	129,254
Pagaya AI Debt Trust(a)
Series 2022-1 Class A
10/15/2029	2.030%	983,201	951,899
Series 2023-1 Class A
07/15/2030	7.556%	999,441	995,436
Subordinated Series 2022-2 Class B
01/15/2030	6.630%	399,976	379,842
Subordinated Series 2022-3 Class B
03/14/2030	8.050%	799,922	800,483
Subordinated Series 2022-5 Class B
06/17/2030	10.310%	440,000	442,372
Subordinated Series 2023-1 Class B
07/15/2030	9.435%	2,850,000	2,827,117
Palmer Square Loan Funding Ltd.(a),(b)
Series 2020-4A Class D
3-month USD LIBOR + 7.050% Floor 7.050% 11/25/2028	12.446%	1,000,000	959,674
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
10	Columbia Multi Strategy Alternatives Fund | Annual Report 2023

Consolidated Portfolio of Investments  (continued)
May 31, 2023
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Prosper Pass-Through Trust(a),(d)
Series 2019-ST2 Class A
11/15/2025	3.750%	8,254	8,254
Research-Driven Pagaya Motor Asset Trust IV(a)
Series 2021-2A Class A
03/25/2030	2.650%	636,011	562,367
RR 16 Ltd.(a),(b)
Series 2021-16A Class D
3-month USD LIBOR + 6.250% Floor 6.250% 07/15/2036	11.510%	266,667	242,044
Santander Drive Auto Receivables Trust
Series 2023-2 Class A2
03/16/2026	5.870%	950,000	948,986
Theorem Funding Trust(a)
Series 2020-1A Class C
10/15/2026	6.250%	823,958	821,707
Series 2023-1A Class A
04/15/2029	7.580%	1,922,771	1,926,551
Subordinated Series 2021-1A Class B
12/15/2027	1.840%	1,000,000	953,515
Subordinated Series 2022-1A Class B
02/15/2028	3.100%	2,000,000	1,882,014
Upstart Pass-Through Trust(a)
Series 2021-ST1 Class A
02/20/2027	2.750%	198,960	192,052
Series 2021-ST7 Class A
09/20/2029	1.850%	130,559	124,998
Upstart Securitization Trust(a)
Subordinated Series 2021-4 Class B
09/20/2031	1.840%	800,000	749,671
Subordinated Series 2023-1 Class B
02/20/2033	8.350%	1,500,000	1,470,575
US Auto Funding(a)
Subordinated Series 2021-1A Class D
03/15/2027	4.360%	1,125,000	818,373
Total Asset-Backed Securities — Non-Agency (Cost $35,675,200)			32,555,223

Commercial Mortgage-Backed Securities - Agency 0.1%

Government National Mortgage Association(f),(g)
Series 2019-102 Class IB
03/16/2060	0.834%	1,337,852	76,031
Series 2019-109 Class IO
04/16/2060	0.803%	2,430,387	133,823
Series 2019-131 Class IO
07/16/2061	0.802%	2,687,027	145,906
Series 2020-19 Class IO
12/16/2061	0.694%	1,741,522	90,986
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2020-3 Class IO
02/16/2062	0.615%	1,972,723	91,075
Total Commercial Mortgage-Backed Securities - Agency (Cost $1,425,953)			537,821

Commercial Mortgage-Backed Securities - Non-Agency 2.8%

BAMLL Commercial Mortgage Securities Trust(a),(f)
Subordinated Series 2013-WBRK Class E
03/10/2037	3.534%	500,000	328,175
BAMLL Commercial Mortgage Securities Trust(a),(b)
Subordinated Series 2018-DSNY Class D
1-month USD LIBOR + 1.700% Floor 1.700% 09/15/2034	6.808%	2,065,000	2,023,832
Subordinated Series 2019-RLJ Class C
1-month USD LIBOR + 1.600% Floor 1.600% 04/15/2036	6.707%	1,250,000	1,224,148
BBCMS Trust(a),(b)
Series 2018-BXH Class A
1-month USD LIBOR + 1.000% Floor 1.000% 10/15/2037	6.107%	64,589	62,942
BFLD Trust(a),(b)
Series 2019-DPLO Class G
1-month USD LIBOR + 3.190% Floor 3.190% 10/15/2034	8.297%	1,000,000	973,793
BHMS Mortgage Trust(a),(b)
Series 2018-ATLS Class A
1-month USD LIBOR + 1.250% Floor 1.250% 07/15/2035	6.358%	1,000,000	970,048
Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class E
1-month USD LIBOR + 2.400% Floor 2.400% 06/15/2035	7.508%	1,000,000	910,891
BXP Trust(a),(f)
Subordinated Series 2021-601L Class E
01/15/2044	2.776%	1,500,000	804,172
CLNY Trust(a),(b)
Subordinated Series 2019-IKPR Class E
1-month USD LIBOR + 2.721% Floor 2.721% 11/15/2038	7.895%	300,000	270,932
Subordinated Series 2019-IKPR Class F
1-month USD LIBOR + 3.417% Floor 3.417% 11/15/2038	8.591%	1,350,000	1,214,198

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2023	11

Consolidated Portfolio of Investments  (continued)
May 31, 2023
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cold Storage Trust(a),(b)
Subordinated Series 2020-ICE5 Class F
1-month USD LIBOR + 3.492% Floor 3.492% 11/15/2037	8.600%	294,897	287,708
COMM Mortgage Trust(a),(f)
Subordinated Series 2020-CBM Class F
02/10/2037	3.633%	2,200,000	1,919,045
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	4,600,000	2,434,136
CSMC Trust(a),(f)
Subordinated Series 2019-UVIL Class E
12/15/2041	3.283%	600,000	422,884
Hilton USA Trust(a),(f)
Series 2016-HHV Class F
11/05/2038	4.194%	3,000,000	2,675,195
Hilton USA Trust(a)
Subordinated Series 2016-SFP Class F
11/05/2035	6.155%	1,700,000	1,124,391
Home Partners of America Trust(a)
Series 2019-2 Class F
10/19/2039	3.866%	330,205	278,137
Morgan Stanley Capital I Trust(a),(f)
Series 2019-MEAD Class E
11/10/2036	3.177%	600,000	526,346
Progress Residential Trust(a)
Series 2020-SFR1 Class F
04/17/2037	3.431%	575,000	527,555
Subordinated Series 2020-SFR2 Class F
06/17/2037	6.152%	500,000	481,188
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2017-SMP Class A
1-month USD LIBOR + 0.875% Floor 0.875% 12/15/2034	5.982%	1,000,000	954,893
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $23,819,713)			20,414,609

Residential Mortgage-Backed Securities - Agency 32.6%

Fannie Mae REMICS(b),(g)
CMO Series 2017-81 Class SM
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/25/2047	1.062%	2,078,020	228,579
Federal Home Loan Mortgage Corp.
08/01/2052	3.500%	2,946,980	2,708,899
09/01/2052	4.500%	4,833,174	4,684,854
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(b),(g)
CMO Series 2013-101 Class HS
-1.0 x 1-month USD LIBOR + 6.500% Cap 6.500% 10/25/2043	1.362%	719,687	88,730
CMO Series 4987 Class KS
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 06/24/2050	0.942%	1,290,857	193,069
CMO Series 4993 Class MS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2050	0.912%	1,883,231	293,445
Federal Home Loan Mortgage Corp.(g)
CMO Series 390 Class C29
06/15/2052	2.000%	19,646,608	2,525,334
Federal Home Loan Mortgage Corp. REMICS(b),(g)
CMO Series 4606 Class SL
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 12/15/2044	0.893%	3,653,398	371,482
Federal Home Loan Mortgage Corp. REMICS(g)
CMO Series 5105 Class ID
05/25/2051	3.000%	2,752,779	502,591
CMO Series 5183 Class IO
01/25/2052	3.000%	4,710,861	777,294
Federal National Mortgage Association
05/01/2052	3.500%	3,769,604	3,465,561
Federal National Mortgage Association(b),(g)
CMO Series 2016-53 Class AS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 08/25/2046	0.862%	13,715,989	2,116,306
CMO Series 2020-38 Class WS
-1.0 x 1-month USD LIBOR + 5.000% Cap 5.000% 06/25/2050	0.000%	3,006,436	280,126
Federal National Mortgage Association REMICS(b),(g)
CMO Series 2020-34 Class S
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 06/25/2050	0.912%	3,270,664	409,262

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
12	Columbia Multi Strategy Alternatives Fund | Annual Report 2023

Consolidated Portfolio of Investments  (continued)
May 31, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-54 Class AS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 08/25/2050	1.012%	2,140,785	275,733
Freddie Mac STACR REMIC Trust(a),(b)
Subordinated CMO Series 2021-HQA2 Class B2
30-day Average SOFR + 5.450% 12/25/2033	10.423%	800,000	686,835
Government National Mortgage Association(b),(g)
CMO Series 2019-103 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/20/2049	0.902%	2,162,967	240,973
CMO Series 2019-120 Class CS
-1.0 x 1-month USD LIBOR + 3.400% Cap 3.400% 09/20/2049	0.000%	19,782,709	268,337
CMO Series 2019-92 Class SD
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 07/20/2049	0.952%	2,680,888	314,643
CMO Series 2019-98 Class SB
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 08/20/2049	0.952%	7,963,977	864,207
CMO Series 2020-104 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2050	1.052%	1,392,247	166,500
CMO Series 2020-133 Class DS
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 09/20/2050	1.152%	5,571,514	631,827
CMO Series 2020-160 Class AS
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 10/20/2050	1.152%	8,094,010	1,146,829
CMO Series 2020-34 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 03/20/2050	0.902%	2,084,573	246,710
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-78 Class SD
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 06/20/2050	1.002%	2,387,301	259,855
CMO Series 2021-117 Class HS
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 07/20/2051	1.152%	2,389,557	287,195
CMO Series 2021-119 Class SC
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 07/20/2051	1.152%	3,243,539	424,905
CMO Series 2021-122 Class SB
-1.0 x 1-month USD LIBOR + 2.600% Cap 2.600% 07/20/2051	0.000%	7,621,468	101,241
CMO Series 2021-122 Class SG
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 07/20/2051	1.152%	3,882,815	441,822
CMO Series 2021-142 Class SL
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 08/20/2051	1.152%	5,056,987	634,379
CMO Series 2021-156 Class SA
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 09/20/2051	1.152%	3,791,739	509,869
CMO Series 2021-160 Class S
-1.0 x 30-day Average SOFR + 2.650% Cap 2.650% 09/20/2051	0.000%	5,867,163	75,977
CMO Series 2021-161 Class SL
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 09/20/2051	1.152%	3,433,536	464,048
CMO Series 2021-193 Class ES
30-day Average SOFR + 1.700% 11/20/2051	0.000%	21,023,527	125,216

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2023	13

Consolidated Portfolio of Investments  (continued)
May 31, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-42 Class SD
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 11/20/2050	1.152%	3,604,432	495,719
CMO Series 2021-96 Class US
-1.0 x 30-day Average SOFR + 3.250% Cap 3.250% 06/20/2051	0.000%	3,547,559	49,519
CMO Series 2021-97 Class CS
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 06/20/2051	1.152%	3,477,862	418,276
CMO Series 2022-46 Class SE
-1.0 x 30-day Average SOFR + 3.450% Cap 3.450% 03/20/2052	0.000%	3,268,432	69,058
Government National Mortgage Association(g)
CMO Series 2020-104 Class IY
07/20/2050	3.000%	2,493,041	360,681
CMO Series 2020-129 Class GI
09/20/2050	3.000%	2,514,795	386,204
CMO Series 2020-129 Class YI
09/20/2050	2.500%	3,105,787	406,593
CMO Series 2020-138 Class JI
09/20/2050	2.500%	4,634,051	652,856
CMO Series 2020-146 Class NI
10/20/2050	2.000%	19,474,357	2,274,544
CMO Series 2020-153 Class CI
10/20/2050	2.500%	3,074,240	422,001
CMO Series 2020-164 Class CI
11/20/2050	3.000%	2,239,790	332,315
CMO Series 2020-175 Class KI
11/20/2050	2.500%	3,247,579	447,156
CMO Series 2020-191 Class UC
12/20/2050	4.000%	2,233,069	381,191
CMO Series 2021-158 Class VI
09/20/2051	3.000%	2,523,020	403,818
CMO Series 2021-160 Class CI
09/20/2051	2.500%	5,040,679	672,528
CMO Series 2021-24 Class MI
02/20/2051	3.000%	2,082,732	314,703
CMO Series 2021-25 Class GI
02/20/2051	2.500%	4,243,997	643,905
CMO Series 2021-7 Class IT
01/16/2051	3.000%	1,800,340	357,166
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association TBA(h)
06/20/2053	4.500%	20,000,000	19,433,984
Uniform Mortgage-Backed Security TBA(h)
06/13/2053	3.000%	34,000,000	30,176,992
06/13/2053	3.500%	28,700,000	26,367,004
06/13/2053	4.000%	46,500,000	43,927,969
06/13/2053	4.500%	62,000,000	60,051,602
06/13/2053	5.000%	25,000,000	24,626,465
Total Residential Mortgage-Backed Securities - Agency (Cost $252,598,860)			240,484,882

Residential Mortgage-Backed Securities - Non-Agency 15.2%

510 Asset Backed Trust(a),(f)
CMO Series 2021-NPL2 Class A1
06/25/2061	2.116%	691,257	636,129
Ajax Mortgage Loan Trust(a),(f)
CMO Series 2021-C Class A
01/25/2061	2.115%	288,889	271,885
Angel Oak Mortgage Trust(a),(f)
CMO Series 2021-5 Class A3
07/25/2066	1.311%	370,293	306,497
Angel Oak Mortgage Trust I LLC(a),(f)
Subordinated CMO Series 2019-2 Class B2
03/25/2049	6.286%	2,700,000	2,598,957
Arroyo Mortgage Trust(a)
CMO Series 2020-1 Class M1
03/25/2055	4.277%	1,870,000	1,615,404
Bellemeade Re Ltd.(a),(b)
CMO Series 2019-4A Class M1C
1-month USD LIBOR + 2.500% Floor 2.500% 10/25/2029	7.638%	132,549	132,908
CMO Series 2020-3A Class M2
1-month USD LIBOR + 4.850% Floor 4.850% 10/25/2030	9.988%	650,000	664,224
CMO Series 2020-4A Class M2B
1-month USD LIBOR + 3.600% Floor 3.600% 06/25/2030	8.738%	168,654	168,429
Subordinated CMO Series 2019-4A Class B1
1-month USD LIBOR + 3.850% Floor 3.850% 10/25/2029	8.988%	950,000	953,370
Subordinated CMO Series 2020-4A Class B1
1-month USD LIBOR + 5.000% Floor 5.000% 06/25/2030	10.138%	800,000	820,054
BRAVO Residential Funding Trust(a),(f)
CMO Series 2020-NQM1 Class B1
05/25/2060	5.086%	300,000	268,985

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	Columbia Multi Strategy Alternatives Fund | Annual Report 2023

Consolidated Portfolio of Investments  (continued)
May 31, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-NQM1 Class B2
05/25/2060	5.762%	430,000	400,897
CMO Series 2021-A Class A1
10/25/2059	1.991%	2,082,979	1,976,887
Subordinated CMO Series 2021-NQM2 Class B1
03/25/2060	3.044%	200,000	155,791
Subordinated CMO Series 2021-NQM2 Class B2
03/25/2060	4.099%	300,000	229,210
BRAVO Residential Funding Trust(a),(b)
CMO Series 2021-HE2 Class B1
30-day Average SOFR + 2.400% 11/25/2069	6.088%	338,000	320,863
Subordinated CMO Series 2021-HE2 Class B2
30-day Average SOFR + 3.400% 11/25/2069	8.215%	353,000	340,689
BVRT Financing Trust(a),(b),(d)
CMO Series 2021-3F Class M2
30-day Average SOFR + 2.900% Floor 2.900% 07/12/2033	4.187%	3,000,000	3,000,000
CMO Series 2021-CRT1 Class M4
1-month USD LIBOR + 3.500% Floor 3.500% 07/10/2032	3.589%	1,875,000	1,804,069
CHNGE Mortgage Trust(a),(f)
Subordinated CMO Series 2023-1 Class B1
03/25/2058	8.413%	223,000	207,368
Subordinated CMO Series 2023-1 Class B2
03/25/2058	8.413%	300,000	259,077
CIM Trust(a),(f)
CMO Series 2021-NR1 Class A1
07/25/2055	2.569%	854,016	817,056
CMO Series 2021-NR4 Class A1
10/25/2061	2.816%	457,536	426,479
COLT Mortgage Loan Trust(a),(f)
CMO Series 2020-2 Class M1
03/25/2065	5.250%	200,000	192,763
CMO Series 2021-3 Class A3
09/27/2066	1.419%	571,188	448,549
Subordinated CMO Series 2021-4 Class B1
10/25/2066	3.764%	400,000	265,888
Subordinated Series 2021-3 Class B1
09/27/2066	3.059%	200,000	108,119
Connecticut Avenue Securities Trust(a),(b)
Subordinated CMO Series 2021-R03 Class 1B2
30-day Average SOFR + 5.500% Floor 5.500% 12/25/2041	10.473%	1,200,000	1,106,247
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2022-R01 Class 1B2
30-day Average SOFR + 6.000% 12/25/2041	10.973%	3,500,000	3,274,692
Subordinated CMO Series 2022-R02 Class 2B2
30-day Average SOFR + 7.650% 01/25/2042	12.623%	2,600,000	2,475,979
Subordinated CMO Series 2022-R07 Class 1B2
30-day Average SOFR + 12.000% 06/25/2042	16.973%	550,000	591,472
Credit Suisse Mortgage Trust(a),(f)
CMO Series 2022-JR1 Class A1
10/25/2066	4.267%	1,624,778	1,551,202
CSMC Trust(a),(f)
CMO Series 2020-RPL2 Class A12
02/25/2060	3.483%	1,383,289	1,386,783
CMO Series 2021-JR2 Class A1
11/25/2061	2.215%	354,983	337,777
CMO Series 2022-RPL3 Class A1
03/25/2061	3.613%	888,454	851,683
Eagle Re Ltd.(a),(b)
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.800% 04/25/2029	6.938%	481,252	480,617
CMO Series 2019-1 Class M2
1-month USD LIBOR + 3.300% 04/25/2029	8.438%	1,500,000	1,516,601
Fannie Mae Connecticut Avenue Securities(a),(b)
Subordinated CMO Series 2021-R02 Class 2B2
30-day Average SOFR + 6.200% 11/25/2041	11.173%	1,100,000	1,039,144
Freddie Mac STACR(b)
CMO Series 2020-CS02 Class M4
1-month USD LIBOR + 0.000% 06/25/2033	4.617%	3,100,000	2,942,712
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2022-HQA1 Class M2
30-day Average SOFR + 5.250% 03/25/2042	10.223%	800,000	808,418
CMO Series 2023-HQA1 Class M2
30-day Average SOFR + 5.500% 05/25/2043	10.423%	350,000	353,063
Subordinated CMO Series 2020-DNA6 Class B2
30-day Average SOFR + 5.650% 12/25/2050	10.623%	1,000,000	955,728
Subordinated CMO Series 2020-HQA1 Class B1
1-month USD LIBOR + 2.350% 01/25/2050	7.488%	1,942,000	1,870,919
Subordinated CMO Series 2020-HQA3 Class B1
1-month USD LIBOR + 5.750% 07/25/2050	10.888%	932,177	1,000,575

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2023	15

Consolidated Portfolio of Investments  (continued)
May 31, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2020-HQA4 Class B1
1-month USD LIBOR + 5.250% 09/25/2050	10.388%	2,290,682	2,430,746
Subordinated CMO Series 2021-DNA1 Class B2
30-day Average SOFR + 4.750% 01/25/2051	9.723%	1,750,000	1,516,846
Subordinated CMO Series 2021-DNA5 Class B2
30-day Average SOFR + 5.500% 01/25/2034	10.473%	3,250,000	2,829,547
Subordinated CMO Series 2021-DNA6 Class B2
30-day Average SOFR + 7.500% 10/25/2041	12.473%	900,000	847,922
Subordinated CMO Series 2022-DNA1 Class B2
30-day Average SOFR + 7.100% 01/25/2042	12.073%	1,650,000	1,487,779
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b),(d),(e)
CMO Series 2019-CS02 Class M2
1-month USD LIBOR + 0.000% 02/25/2032	4.506%	6,000,000	5,733,750
Freddie Mac Structured Agency Credit Risk Debt Notes(b)
CMO Series 2020-CS02 Class M3
1-month USD LIBOR + 0.000% 06/25/2033	4.506%	490,605	488,864
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
Subordinated CMO Series 2020-HQA5 Class B2
30-day Average SOFR + 7.400% 11/25/2050	12.373%	1,800,000	1,831,074
Subordinated CMO Series 2021-DNA7 Class B2
30-day Average SOFR + 7.800% 11/25/2041	12.615%	2,950,000	2,838,322
Subordinated CMO Series 2022-DNA2 Class B2
30-day Average SOFR + 8.500% 02/25/2042	13.473%	1,560,000	1,463,899
GCAT Trust(a),(f)
CMO Series 2019-NQM3 Class M1
11/25/2059	3.450%	600,000	511,937
Genworth Mortgage Insurance Corp.(a),(b)
CMO Series 2021-3 Class M1B
30-day Average SOFR + 2.900% Floor 2.900% 02/25/2034	7.715%	2,000,000	1,974,325
Subordinated CMO Series 2021-3 Class B1
30-day Average SOFR + 4.950% Floor 4.950% 02/25/2034	9.765%	500,000	471,549
Glebe Funding Trust (The)(a),(d)
CMO Series 2021-1 Class PT
10/27/2023	3.000%	563,292	522,453
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Home Re Ltd.(a),(b)
CMO Series 2018-1 Class M2
1-month USD LIBOR + 3.000% 10/25/2028	8.138%	456,816	460,353
CMO Series 2020-1 Class M2
1-month USD LIBOR + 5.250% Floor 5.250% 10/25/2030	10.388%	1,091,809	1,102,643
Homeward Opportunities Fund I Trust(a),(f)
Subordinated CMO Series 2020-2 Class B1
05/25/2065	5.450%	250,000	221,125
Homeward Opportunities Fund Trust(a),(f)
CMO Series 2020-BPL1 Class A2
08/25/2025	5.438%	375,817	366,142
Imperial Fund Mortgage Trust(a),(f)
Subordinated CMO Series 2021-NQM3 Class B1
11/25/2056	4.184%	500,000	347,754
Legacy Mortgage Asset Trust(a),(f)
CMO Series 2021-GS1 Class A1
10/25/2066	1.892%	382,731	352,280
CMO Series 2021-SL2 Class A
10/25/2068	1.875%	673,998	603,689
loanDepot GMSR Master Trust(a),(b)
Series 2018-GT1 Class A
1-month USD LIBOR + 2.800% Floor 2.800% 10/16/2023	7.905%	850,000	710,661
Mortgage Acquisition Trust I LLC(a),(d)
CMO Series 2021-1 Class PT
11/29/2023	3.500%	539,937	488,643
New Residential Mortgage Loan Trust(a),(f)
CMO Series 2022-NQM2 Class A2
03/27/2062	3.699%	2,570,000	1,994,725
Oaktown Re V Ltd.(a),(b)
CMO Series 2020-2A Class M2
1-month USD LIBOR + 5.250% Floor 5.250% 10/25/2030	10.388%	847,769	864,932
Oaktown Re VI Ltd.(a),(b)
CMO Series 2021-1A Class M2
30-day Average SOFR + 3.950% Floor 3.950% 10/25/2033	8.923%	500,000	492,718
PMT Credit Risk Transfer Trust(a),(b)
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/25/2025	8.910%	678,537	673,043

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
16	Columbia Multi Strategy Alternatives Fund | Annual Report 2023

Consolidated Portfolio of Investments  (continued)
May 31, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-FT1 Class A
1-month USD LIBOR + 2.350% 04/25/2025	7.488%	500,000	494,738
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2025	7.988%	2,750,000	2,739,928
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	7.788%	4,250,000	4,193,346
Point Securitization Trust(a),(f)
CMO Series 2021-1 Class A1
02/25/2052	3.228%	921,040	868,983
Preston Ridge Partners Mortgage(a),(f)
CMO Series 2021-2 Class A2
03/25/2026	3.770%	1,000,000	882,674
CMO Series 2021-4 Class A2
04/25/2026	3.474%	400,000	338,901
Preston Ridge Partners Mortgage LLC(a),(f)
CMO Series 2020-6 Class A2
11/25/2025	4.703%	200,000	175,050
Preston Ridge Partners Mortgage Trust(a),(f)
CMO Series 2021-1 Class A1
01/25/2026	2.115%	650,313	623,273
CMO Series 2021-1 Class A2
01/25/2026	3.720%	3,250,000	2,867,892
CMO Series 2021-10 Class A1
10/25/2026	2.487%	861,523	799,062
CMO Series 2021-3 Class A1
04/25/2026	1.867%	616,171	572,856
CMO Series 2021-5 Class A2
06/25/2026	3.721%	700,000	567,916
CMO Series 2021-7 Class A1
08/25/2026	1.867%	1,183,613	1,109,728
Pretium Mortgage Credit Partners(a),(f)
CMO Series 2022-NPL1 Class A1
01/25/2052	2.981%	734,475	684,881
Pretium Mortgage Credit Partners LLC(a),(f)
CMO Series 2021-NPL6 Class A2
07/25/2051	5.071%	400,000	356,427
CMO Series 2021-RN2 Class A1
07/25/2051	1.744%	411,213	373,449
PRKCM Trust(a),(f)
CMO Series 2021-AFC1 Class M1
08/25/2056	3.114%	2,000,000	1,218,900
PRPM Trust(a),(f)
CMO Series 2023-NQM1 Class M1
01/25/2068	6.419%	1,780,000	1,639,355
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2023-NQM1 Class B1
01/25/2068	6.419%	300,000	263,748
Residential Mortgage Loan Trust(a),(f)
CMO Series 2019-3 Class M1
09/25/2059	3.257%	700,000	656,878
Stanwich Mortgage Loan Co. LLC(a),(f)
CMO Series 2021-NPB1 Class A1
10/16/2026	2.735%	1,711,813	1,562,109
Starwood Mortgage Residential Trust(a),(f)
CMO Series 2020-3 Class B1
04/25/2065	4.750%	250,000	217,359
CMO Series 2021-3 Class A1
06/25/2056	1.127%	323,400	263,044
Stonnington Mortgage Trust(a),(d),(f)
CMO Series 2020-1 Class A
07/28/2024	3.500%	138,996	136,911
Toorak Mortgage Corp., Ltd.(a),(f)
CMO Series 2021-1 Class A1
06/25/2024	2.240%	800,000	772,156
Triangle Re Ltd.(a),(b)
Subordinated CMO Series 2021-1 Class B1
1-month USD LIBOR + 4.500% Floor 4.500% 08/25/2033	9.638%	1,500,000	1,517,184
Subordinated CMO Series 2021-2 Class B1
1-month USD LIBOR + 7.500% Floor 7.500% 10/25/2033	12.638%	650,000	666,017
VCAT Asset Securitization LLC(a),(f)
CMO Series 2021-NPL3 Class A2
05/25/2051	3.967%	300,000	253,748
CMO Series 2021-NPL6 Class A1
09/25/2051	1.917%	869,094	797,209
Vericrest Opportunity Loan Transferee(a),(f)
CMO Series 2021-NPL4 Class A1
03/27/2051	2.240%	605,847	570,232
Verus Securitization Trust(a)
CMO Series 2020-INV1 Class M1
03/25/2060	5.500%	550,000	543,042
CMO Series 2021-R2 Class M1
02/25/2064	2.244%	500,000	400,737
Subordinated CMO Series 2020-INV1 Class B1
03/25/2060	5.750%	150,000	138,243
Subordinated CMO Series 2020-INV1 Class B2
03/25/2060	6.000%	150,000	138,266
Verus Securitization Trust(a),(f)
CMO Series 2023-1 Class M1
12/25/2067	7.005%	2,500,000	2,431,862

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2023	17

Consolidated Portfolio of Investments  (continued)
May 31, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2023-INV1 Class M1
02/25/2068	7.653%	800,000	794,011
Subordinated CMO Series 2019-4 Class B1
11/25/2059	3.860%	500,000	429,362
Subordinated CMO Series 2020-4 Class B2
05/25/2065	5.600%	327,000	249,001
Subordinated CMO Series 2023-1 Class B1
12/25/2067	7.005%	1,750,000	1,592,823
Subordinated CMO Series 2023-INV1 Class B1
02/25/2068	7.653%	450,000	417,609
Subordinated Series 2021-5 Class B1
09/25/2066	3.037%	300,000	180,045
Subordinated Series 2021-5 Class B2
09/25/2066	3.941%	250,000	151,468
Visio Trust(a),(f)
CMO Series 2019-2 Class M1
11/25/2054	3.260%	200,000	168,879
Subordinated CMO Series 2019-2 Class B1
11/25/2054	3.910%	100,000	85,098
Vista Point Securitization Trust(a),(f)
Subordinated CMO Series 2020-1 Class B1
03/25/2065	5.365%	800,000	769,915
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $116,226,540)			112,236,195

Treasury Bills 21.2%
Issuer	Yield	Principal Amount ($)	Value ($)
United States 21.2%
U.S. Treasury Bills
07/13/2023	4.850%	89,000,000	88,494,202
Treasury Bills (continued)
Issuer	Yield	Principal Amount ($)	Value ($)
U.S. Treasury Bills(i)
11/02/2023	5.400%	70,000,000	68,431,684
Total			156,925,886
Total Treasury Bills (Cost $157,059,766)			156,925,886

Call Option Contracts Purchased 0.5%
Value ($)
(Cost $6,155,500)	3,909,158

Put Option Contracts Purchased 0.0%

(Cost $440,000)	281,120

Money Market Funds 41.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.241%(j),(k)	305,525,407	305,372,644
Total Money Market Funds (Cost $305,423,141)		305,372,644
Total Investments in Securities (Cost: $898,824,673)		872,717,538
Other Assets & Liabilities, Net		(133,813,745)
Net Assets		738,903,793

At May 31, 2023, securities and/or cash totaling $104,875,526 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
21,596,000 NOK	2,023,010 USD	Barclays	06/14/2023	76,286	—
649,895,000 NOK	58,166,370 USD	Barclays	06/14/2023	—	(417,026)
5,063,000 NZD	3,061,683 USD	Barclays	06/14/2023	12,400	—
5,288,553 USD	8,070,000 AUD	Barclays	06/14/2023	—	(36,969)
1,373,882 USD	1,230,000 CHF	Barclays	06/14/2023	—	(21,389)
5,867,442 USD	5,456,000 EUR	Barclays	06/14/2023	—	(31,333)
64,294,427 USD	671,491,000 NOK	Barclays	06/14/2023	—	(3,764,308)
1,833,000 GBP	2,294,316 USD	Citi	06/14/2023	13,547	—
64,238,547 USD	50,724,000 GBP	Citi	06/14/2023	—	(1,123,587)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
18	Columbia Multi Strategy Alternatives Fund | Annual Report 2023

Consolidated Portfolio of Investments  (continued)
May 31, 2023
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
61,250,606 USD	634,763,000 SEK	Citi	06/14/2023	—	(2,716,960)
103,505,750 AUD	69,167,876 USD	Citi	06/21/2023	1,792,740	—
6,488,750 AUD	4,216,023 USD	Citi	06/21/2023	—	(7,708)
36,939,000 BRL	7,334,595 USD	Citi	06/21/2023	75,967	—
129,333,000 BRL	24,329,359 USD	Citi	06/21/2023	—	(1,084,975)
59,849,000 CAD	44,268,082 USD	Citi	06/21/2023	157,364	—
38,446,000 CAD	28,239,494 USD	Citi	06/21/2023	—	(96,495)
1,244,000 CHF	1,373,652 USD	Citi	06/21/2023	4,608	—
61,758,000 CHF	67,070,886 USD	Citi	06/21/2023	—	(894,863)
73,966,000 CNH	10,562,153 USD	Citi	06/21/2023	151,806	—
1,542,013,560 COP	347,278 USD	Citi	06/21/2023	2,520	—
19,233,833,500 COP	4,047,588 USD	Citi	06/21/2023	—	(252,655)
391,500,000 CZK	18,081,050 USD	Citi	06/21/2023	456,347	—
103,389,000 CZK	4,607,838 USD	Citi	06/21/2023	—	(46,569)
63,314,250 EUR	68,344,783 USD	Citi	06/21/2023	591,191	—
34,749,500 EUR	37,109,737 USD	Citi	06/21/2023	—	(76,258)
4,109,000 GBP	5,172,697 USD	Citi	06/21/2023	59,147	—
56,777,625 GBP	69,993,853 USD	Citi	06/21/2023	—	(664,520)
175,000,000 HUF	507,437 USD	Citi	06/21/2023	5,345	—
6,184,026,000 HUF	16,905,775 USD	Citi	06/21/2023	—	(836,795)
89,460,187,851 IDR	5,995,406 USD	Citi	06/21/2023	30,291	—
53,263,671,795 IDR	3,545,572 USD	Citi	06/21/2023	—	(5,996)
38,983,000 ILS	10,764,548 USD	Citi	06/21/2023	308,272	—
359,744,875 INR	4,350,972 USD	Citi	06/21/2023	4,716	—
329,489,750 INR	3,965,789 USD	Citi	06/21/2023	—	(14,939)
10,921,695,000 JPY	82,156,989 USD	Citi	06/21/2023	3,529,108	—
580,000,000 JPY	4,165,714 USD	Citi	06/21/2023	—	(9,844)
41,159,466,000 KRW	31,571,915 USD	Citi	06/21/2023	461,450	—
1,400,000,000 KRW	1,049,332 USD	Citi	06/21/2023	—	(8,861)
14,000,000 MXN	788,545 USD	Citi	06/21/2023	409	—
387,897,000 MXN	21,020,182 USD	Citi	06/21/2023	—	(816,654)
747,000,000 NOK	70,936,589 USD	Citi	06/21/2023	3,576,170	—
97,428,000 NZD	60,190,634 USD	Citi	06/21/2023	1,514,686	—
344,448,000 PHP	6,258,112 USD	Citi	06/21/2023	138,872	—
1,555,000 PLN	369,918 USD	Citi	06/21/2023	3,160	—
69,770,000 PLN	15,777,401 USD	Citi	06/21/2023	—	(678,362)
617,600,500 SEK	59,085,165 USD	Citi	06/21/2023	2,111,515	—
133,166 SEK	12,170 USD	Citi	06/21/2023	—	(114)
5,406,000 SGD	4,050,898 USD	Citi	06/21/2023	50,603	—
3,522,000 SGD	2,605,176 USD	Citi	06/21/2023	—	(1,010)
208,869,000 TWD	6,942,411 USD	Citi	06/21/2023	137,019	—
568,965 USD	875,749 AUD	Citi	06/21/2023	1,087	—
81,806,649 USD	120,344,750 AUD	Citi	06/21/2023	—	(3,470,481)
20,649,220 USD	107,213,332 BRL	Citi	06/21/2023	418,530	—
16,617,437 USD	83,823,000 BRL	Citi	06/21/2023	—	(145,959)
36,486,017 USD	49,704,500 CAD	Citi	06/21/2023	147,864	—
37,589,548 USD	50,675,000 CAD	Citi	06/21/2023	—	(240,376)
15,627,329 USD	14,280,250 CHF	Citi	06/21/2023	88,333	—
36,183,117 USD	32,376,125 CHF	Citi	06/21/2023	—	(552,630)
10,434,191 USD	73,966,000 CNH	Citi	06/21/2023	—	(23,844)
5,708,220 USD	27,170,668,000 COP	Citi	06/21/2023	366,517	—
7,441,772 USD	167,000,000 CZK	Citi	06/21/2023	76,300	—
14,975,417 USD	328,000,000 CZK	Citi	06/21/2023	—	(209,382)
47,767,350 USD	44,826,000 EUR	Citi	06/21/2023	201,670	—
98,517,078 USD	90,502,000 EUR	Citi	06/21/2023	—	(1,669,440)
53,658,722 USD	44,049,375 GBP	Citi	06/21/2023	1,159,653	—
26,574,918 USD	21,244,000 GBP	Citi	06/21/2023	—	(137,276)
16,735,840 USD	6,159,026,000 HUF	Citi	06/21/2023	935,003	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2023	19

Consolidated Portfolio of Investments  (continued)
May 31, 2023
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
583,289 USD	200,000,000 HUF	Citi	06/21/2023	—	(9,470)
12,308,734 USD	187,226,407,000 IDR	Citi	06/21/2023	175,335	—
4,221,672 USD	63,000,000,000 IDR	Citi	06/21/2023	—	(20,895)
7,902,762 USD	28,890,000 ILS	Citi	06/21/2023	—	(153,697)
9,594,186 USD	799,881,125 INR	Citi	06/21/2023	69,573	—
3,261,295 USD	268,022,249 INR	Citi	06/21/2023	—	(23,186)
7,051,291 USD	982,923,750 JPY	Citi	06/21/2023	25,011	—
56,916,295 USD	7,570,000,000 JPY	Citi	06/21/2023	—	(2,418,063)
5,838,555 USD	7,729,196,750 KRW	Citi	06/21/2023	3,574	—
19,372,700 USD	25,257,277,375 KRW	Citi	06/21/2023	—	(281,936)
24,927,848 USD	462,986,832 MXN	Citi	06/21/2023	1,136,204	—
225,762 USD	4,000,000 MXN	Citi	06/21/2023	—	(581)
35,756,671 USD	402,365,250 NOK	Citi	06/21/2023	526,450	—
29,206,253 USD	301,539,000 NOK	Citi	06/21/2023	—	(2,015,098)
3,883,662 USD	6,463,833 NZD	Citi	06/21/2023	9,178	—
48,495,196 USD	78,036,500 NZD	Citi	06/21/2023	—	(1,497,766)
3,998,910 USD	222,183,428 PHP	Citi	06/21/2023	—	(51,743)
8,497,664 USD	37,652,000 PLN	Citi	06/21/2023	382,835	—
7,338,136 USD	30,741,000 PLN	Citi	06/21/2023	—	(87,648)
571,671 USD	6,250,000 SEK	Citi	06/21/2023	4,892	—
57,130,489 USD	599,250,000 SEK	Citi	06/21/2023	—	(1,849,673)
6,708,079 USD	8,928,000 SGD	Citi	06/21/2023	—	(101,598)
2,692,477 USD	82,717,250 TWD	Citi	06/21/2023	2,626	—
4,191,667 USD	126,000,000 TWD	Citi	06/21/2023	—	(86,322)
4,969,833 USD	98,538,922 ZAR	Citi	06/21/2023	17,929	—
14,596,972 USD	273,294,923 ZAR	Citi	06/21/2023	—	(763,554)
413,567,390 ZAR	21,921,263 USD	Citi	06/21/2023	987,649	—
1,500,000 ZAR	75,611 USD	Citi	06/21/2023	—	(315)
5,610,545,500 CLP	6,968,061 USD	Citi	06/22/2023	61,373	—
7,410,545,500 CLP	9,058,590 USD	Citi	06/22/2023	—	(63,933)
6,439,618 USD	5,300,000,000 CLP	Citi	06/22/2023	84,783	—
9,658,912 USD	7,730,272,750 CLP	Citi	06/22/2023	—	(142,799)
22,952,083 USD	20,549,000 CHF	Citi	06/27/2023	—	(321,192)
875,750 AUD	574,005 USD	Citi	09/20/2023	2,030	—
875,749 AUD	570,883 USD	Citi	09/20/2023	—	(1,092)
34,474,500 CAD	25,354,361 USD	Citi	09/20/2023	—	(102,552)
3,269,125 CHF	3,660,431 USD	Citi	09/20/2023	25,021	—
29,391,250 CHF	32,642,599 USD	Citi	09/20/2023	—	(41,757)
430,272,750 CLP	526,290 USD	Citi	09/20/2023	2,624	—
1,000,000,000 CLP	1,214,760 USD	Citi	09/20/2023	—	(2,297)
52,656,000 CNH	7,498,229 USD	Citi	09/20/2023	28,525	—
36,983,000 CNH	5,246,083 USD	Citi	09/20/2023	—	(271)
13,000,000 CZK	586,855 USD	Citi	09/20/2023	3,713	—
336,000,000 CZK	15,046,580 USD	Citi	09/20/2023	—	(25,409)
176,000 EUR	190,265 USD	Citi	09/20/2023	949	—
352,000 EUR	377,834 USD	Citi	09/20/2023	—	(798)
459,375 GBP	568,664 USD	Citi	09/20/2023	—	(3,732)
260,000,000 HUF	729,590 USD	Citi	09/20/2023	524	—
1,584,465,000 HUF	4,430,582 USD	Citi	09/20/2023	—	(12,421)
31,481,000 ILS	8,517,263 USD	Citi	09/20/2023	31,399	—
4,011,124 INR	48,277 USD	Citi	09/20/2023	15	—
8,022,250 INR	96,488 USD	Citi	09/20/2023	—	(36)
4,372,923,750 JPY	31,826,517 USD	Citi	09/20/2023	—	(128,659)
14,700,000,000 KRW	11,207,558 USD	Citi	09/20/2023	19,256	—
6,943,795,125 KRW	5,276,592 USD	Citi	09/20/2023	—	(8,393)
37,473,832 MXN	2,062,376 USD	Citi	09/20/2023	—	(8,515)
200,365,250 NOK	17,887,468 USD	Citi	09/20/2023	—	(256,334)
6,947,500 NZD	4,233,611 USD	Citi	09/20/2023	51,741	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
20	Columbia Multi Strategy Alternatives Fund | Annual Report 2023

Consolidated Portfolio of Investments  (continued)
May 31, 2023
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
37,814,833 NZD	22,729,105 USD	Citi	09/20/2023	—	(32,568)
312,183,428 PHP	5,530,088 USD	Citi	09/20/2023	7,014	—
4,487,000 PLN	1,062,545 USD	Citi	09/20/2023	9,387	—
22,250,000 SEK	2,076,164 USD	Citi	09/20/2023	13,689	—
26,250,000 SEK	2,412,786 USD	Citi	09/20/2023	—	(20,471)
14,036,000 SGD	10,411,996 USD	Citi	09/20/2023	—	(14,571)
20,717,250 TWD	680,906 USD	Citi	09/20/2023	—	(1,034)
23,340,248 USD	35,805,750 AUD	Citi	09/20/2023	45,442	—
6,915,403 USD	10,548,750 AUD	Citi	09/20/2023	—	(25,733)
1,532,182 USD	2,084,000 CAD	Citi	09/20/2023	6,701	—
2,199,193 USD	1,800,000,000 CLP	Citi	09/20/2023	—	(8,490)
507,987 USD	2,333,833,500 COP	Citi	09/20/2023	3,050	—
6,332,315 USD	28,642,013,560 COP	Citi	09/20/2023	—	(60,602)
137,039 USD	3,037,000 CZK	Citi	09/20/2023	—	(808)
64,236,496 USD	59,822,500 EUR	Citi	09/20/2023	112,174	—
9,230,504 USD	8,538,250 EUR	Citi	09/20/2023	—	(46,250)
30,531,947 USD	24,657,625 GBP	Citi	09/20/2023	192,221	—
2,975,478 USD	1,064,026,000 HUF	Citi	09/20/2023	8,160	—
14,069 USD	5,000,000 HUF	Citi	09/20/2023	—	(48)
2,945,247 USD	44,263,671,795 IDR	Citi	09/20/2023	146	—
1,963,320 USD	29,460,187,851 IDR	Citi	09/20/2023	—	(2,980)
1,917,974 USD	159,489,750 INR	Citi	09/20/2023	1,013	—
1,682,911 USD	139,744,875 INR	Citi	09/20/2023	—	(1,495)
14,116,049 USD	255,897,000 MXN	Citi	09/20/2023	25,417	—
4,356,604 USD	18,633,000 PLN	Citi	09/20/2023	16,808	—
368,113 USD	1,555,000 PLN	Citi	09/20/2023	—	(3,134)
12,229 USD	133,166 SEK	Citi	09/20/2023	115	—
136,797 USD	1,466,500 SEK	Citi	09/20/2023	—	(859)
1,307,604 USD	1,761,000 SGD	Citi	09/20/2023	545	—
2,268,223 USD	69,000,000 TWD	Citi	09/20/2023	3,020	—
74,914 USD	1,500,000 ZAR	Citi	09/20/2023	285	—
75,357 USD	1,500,000 ZAR	Citi	09/20/2023	—	(158)
21,538,923 ZAR	1,082,310 USD	Citi	09/20/2023	2,504	—
184,538,922 ZAR	9,222,193 USD	Citi	09/20/2023	—	(29,251)
57,025,000 CHF	64,395,736 USD	Goldman Sachs International	06/14/2023	1,691,703	—
58,129,000 EUR	64,301,719 USD	Goldman Sachs International	06/14/2023	2,122,987	—
48,891,000 GBP	60,884,940 USD	Goldman Sachs International	06/14/2023	50,749	—
8,664,425,000 JPY	64,523,138 USD	Goldman Sachs International	06/14/2023	2,215,394	—
7,343,183 USD	6,603,000 CHF	Goldman Sachs International	06/14/2023	—	(82,600)
2,088,439 USD	1,917,000 EUR	Goldman Sachs International	06/14/2023	—	(37,885)
54,496,401 USD	43,834,000 GBP	Goldman Sachs International	06/14/2023	45,456	—
63,930,413 USD	8,664,425,000 JPY	Goldman Sachs International	06/14/2023	—	(1,622,670)
26,995,262 GBP	33,585,885 USD	Goldman Sachs International	06/27/2023	—	(13,543)
6,372,000 SEK	605,863 USD	HSBC	06/14/2023	18,279	—
38,020,000 SEK	3,505,883 USD	HSBC	06/14/2023	—	(70)
185,200,000 AUD	122,883,068 USD	Morgan Stanley	06/21/2023	2,330,585	—
36,705,000 BRL	7,354,827 USD	Morgan Stanley	06/21/2023	142,181	—
29,455,000 BRL	5,550,792 USD	Morgan Stanley	06/21/2023	—	(237,206)
28,200,000 CAD	20,922,054 USD	Morgan Stanley	06/21/2023	137,710	—
26,650,000 CAD	19,497,850 USD	Morgan Stanley	06/21/2023	—	(144,092)
6,550,000 CHF	7,278,465 USD	Morgan Stanley	06/21/2023	70,077	—
31,650,000 CHF	34,077,200 USD	Morgan Stanley	06/21/2023	—	(754,174)
1,450,000 EUR	1,551,282 USD	Morgan Stanley	06/21/2023	—	(386)
71,350,000 GBP	86,797,821 USD	Morgan Stanley	06/21/2023	—	(1,995,518)
1,419,625,000 INR	17,250,440 USD	Morgan Stanley	06/21/2023	99,250	—
8,325,000,000 JPY	61,244,278 USD	Morgan Stanley	06/21/2023	1,310,621	—
23,146,130,000 KRW	17,860,288 USD	Morgan Stanley	06/21/2023	365,240	—
103,600,000 MXN	5,663,461 USD	Morgan Stanley	06/21/2023	—	(168,747)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2023	21

Consolidated Portfolio of Investments  (continued)
May 31, 2023
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
520,250,000 NOK	50,105,966 USD	Morgan Stanley	06/21/2023	3,192,635	—
95,350,000 NZD	59,472,274 USD	Morgan Stanley	06/21/2023	2,047,800	—
79,830,000 PLN	18,026,863 USD	Morgan Stanley	06/21/2023	—	(801,624)
584,000,000 SEK	56,177,481 USD	Morgan Stanley	06/21/2023	2,303,477	—
92,620,006 USD	138,550,000 AUD	Morgan Stanley	06/21/2023	—	(2,433,470)
7,983,843 USD	40,815,000 BRL	Morgan Stanley	06/21/2023	36,431	—
47,012,720 USD	63,850,000 CAD	Morgan Stanley	06/21/2023	46,868	—
23,802,930 USD	32,050,000 CAD	Morgan Stanley	06/21/2023	—	(181,007)
17,249,051 USD	15,800,000 CHF	Morgan Stanley	06/21/2023	139,123	—
44,207,400 USD	41,150,000 EUR	Morgan Stanley	06/21/2023	—	(172,126)
47,736,784 USD	39,200,000 GBP	Morgan Stanley	06/21/2023	1,046,662	—
50,608,559 USD	40,650,000 GBP	Morgan Stanley	06/21/2023	—	(20,623)
11,368,618 USD	941,890,000 INR	Morgan Stanley	06/21/2023	10,820	—
13,580,922 USD	1,120,915,000 INR	Morgan Stanley	06/21/2023	—	(38,594)
31,085,318 USD	4,120,000,000 JPY	Morgan Stanley	06/21/2023	—	(1,424,457)
439,350 USD	587,955,000 KRW	Morgan Stanley	06/21/2023	5,057	—
6,212,334 USD	8,012,085,000 KRW	Morgan Stanley	06/21/2023	—	(156,384)
19,807,936 USD	367,165,000 MXN	Morgan Stanley	06/21/2023	861,783	—
37,710,389 USD	400,000,000 NOK	Morgan Stanley	06/21/2023	—	(1,640,553)
60,573,894 USD	97,100,000 NZD	Morgan Stanley	06/21/2023	—	(2,095,484)
3,151,028 USD	13,170,000 PLN	Morgan Stanley	06/21/2023	—	(44,787)
75,047,632 USD	793,250,000 SEK	Morgan Stanley	06/21/2023	—	(1,870,314)
5,509,426 USD	117,045,000 TRY	Morgan Stanley	06/21/2023	—	(225,356)
26,371,803 USD	484,340,000 ZAR	Morgan Stanley	06/21/2023	—	(1,855,879)
445,570,000 ZAR	24,051,589 USD	Morgan Stanley	06/21/2023	1,498,093	—
91,450,000 AUD	61,159,748 USD	UBS	06/14/2023	1,648,295	—
101,056,000 NZD	62,775,785 USD	UBS	06/14/2023	1,912,990	—
123,912,634 USD	196,099,000 NZD	UBS	06/14/2023	—	(5,808,481)
33,583,996 USD	26,995,262 GBP	UBS	06/27/2023	15,432	—
Total				48,127,094	(54,613,795)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
10-Year Mini Japanese Government Bond	2	06/2023	JPY	29,722,000	4,998	—
Australian 10-Year Bond	505	06/2023	AUD	60,555,919	248,662	—
Australian 10-Year Bond	230	06/2023	AUD	27,579,923	—	(251,478)
Bist 30 Index	2,504	06/2023	TRY	145,037,940	—	(359,659)
Brent Crude	44	09/2023	USD	3,164,480	—	(185,935)
Brent Crude	2	11/2023	USD	142,700	—	(17,786)
Brent Crude	87	11/2023	USD	6,207,450	—	(538,344)
Brent Crude	45	01/2024	USD	3,186,900	—	(116,044)
Cocoa	38	09/2023	USD	1,147,220	17,007	—
Coffee	69	07/2023	USD	4,622,569	—	(444,274)
Coffee	23	09/2023	USD	1,516,706	—	(7,164)
Coffee	46	12/2023	USD	2,994,600	—	(41,791)
Coffee	1	03/2024	USD	64,969	147	—
Coffee	22	03/2024	USD	1,429,313	—	(69,944)
Copper	25	09/2023	USD	2,283,438	—	(247,086)
Copper	49	12/2023	USD	4,499,425	—	(416,832)
Copper	24	03/2024	USD	2,212,500	—	(141,798)
Corn	48	07/2023	USD	1,425,600	39,771	—
Corn	90	09/2023	USD	2,323,125	—	(237,674)
Corn	177	12/2023	USD	4,617,488	—	(345,199)
Corn	87	03/2024	USD	2,310,938	—	(39,053)
Cotton	174	07/2023	USD	7,262,760	33,562	—
Cotton	52	12/2023	USD	2,066,220	—	(50,823)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
22	Columbia Multi Strategy Alternatives Fund | Annual Report 2023

Consolidated Portfolio of Investments  (continued)
May 31, 2023
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Cotton	17	03/2024	USD	676,260	—	(27,411)
DAX Index	16	06/2023	EUR	6,266,000	—	(142,340)
Euro-Bund	29	06/2023	EUR	3,945,450	151,832	—
Euro-OAT	29	06/2023	EUR	3,785,660	139,852	—
Euro-OAT	95	06/2023	EUR	12,401,300	—	(115,880)
Euro-Schatz	73	09/2023	EUR	7,724,860	1,099	—
Feeder Cattle	32	08/2023	USD	3,826,800	44,065	—
FTSE 100 Index	41	06/2023	GBP	3,055,320	—	(79,224)
FTSE 100 Index	317	06/2023	GBP	23,622,840	—	(1,251,426)
FTSE China A50 Index	40	06/2023	USD	490,440	—	(8,946)
FTSE Taiwan Index	93	06/2023	USD	5,283,330	13,088	—
FTSE Taiwan Index	1	06/2023	USD	56,810	1,158	—
FTSE/JSE Top 40 Index	180	06/2023	ZAR	126,381,600	—	(80,193)
FTSE/JSE Top 40 Index	217	06/2023	ZAR	152,360,040	—	(328,878)
FTSE/MIB Index	102	06/2023	EUR	13,307,430	234,888	—
FTSE/MIB Index	93	06/2023	EUR	12,133,245	—	(211,318)
Gas Oil	15	09/2023	USD	988,500	—	(83,177)
Gas Oil	15	11/2023	USD	989,625	—	(77,429)
Gas Oil	31	01/2024	USD	2,032,050	—	(150,130)
IBEX 35 Index	1	06/2023	EUR	90,371	—	(1,003)
IBEX 35 Index	60	06/2023	EUR	5,422,260	—	(94,775)
Japanese 10-Year Government Bond	103	06/2023	JPY	15,305,800,000	1,567,418	—
Japanese 10-Year Government Bond	22	06/2023	JPY	3,269,200,000	539,901	—
KOSPI 200 Index	125	06/2023	KRW	10,593,750,000	107,295	—
Lead	168	07/2023	USD	8,458,800	—	(328,281)
Lead	8	09/2023	USD	402,750	—	(24,458)
Lead	8	11/2023	USD	403,350	—	(24,445)
Lead	16	01/2024	USD	808,100	—	(39,484)
Lean Hogs	27	10/2023	USD	812,160	—	(92,513)
Lean Hogs	55	12/2023	USD	1,595,550	—	(142,181)
Lean Hogs	26	02/2024	USD	806,780	—	(20,797)
Live Cattle	24	10/2023	USD	1,649,040	80,968	—
Live Cattle	46	12/2023	USD	3,228,280	105,928	—
Live Cattle	23	02/2024	USD	1,650,710	58,921	—
Long Gilt	563	09/2023	GBP	54,492,770	606,278	—
Mexican Bolsa IPC Index	2	06/2023	MXN	1,059,880	—	(614)
Mexican Bolsa IPC Index	137	06/2023	MXN	72,601,780	—	(72,339)
MSCI Emerging Markets Index	594	06/2023	USD	28,416,960	—	(306,411)
Natural Gas	167	06/2023	USD	3,784,220	—	(429,571)
Natural Gas	108	08/2023	USD	2,546,640	—	(318,012)
Natural Gas	87	10/2023	USD	2,545,620	—	(172,052)
Natural Gas	140	12/2023	USD	5,126,800	—	(182,004)
Nickel	8	09/2023	USD	990,576	—	(147,440)
Nickel	7	11/2023	USD	873,096	—	(150,665)
Nickel	15	01/2024	USD	1,886,310	—	(278,090)
NY Harbor ULSD Heat Oil	8	08/2023	USD	760,066	—	(86,139)
NY Harbor ULSD Heat Oil	8	10/2023	USD	762,989	—	(81,967)
NY Harbor ULSD Heat Oil	16	12/2023	USD	1,526,179	—	(127,363)
OMXS30 Index	422	06/2023	SEK	94,496,350	—	(22,332)
Primary Aluminum	33	09/2023	USD	1,859,946	—	(113,719)
Primary Aluminum	33	11/2023	USD	1,876,875	—	(114,668)
Primary Aluminum	64	01/2024	USD	3,675,968	—	(138,773)
RBOB Gasoline	16	06/2023	USD	1,642,234	—	(80,821)
RBOB Gasoline	12	08/2023	USD	1,163,434	—	(43,344)
RBOB Gasoline	13	10/2023	USD	1,121,266	—	(72,853)
RBOB Gasoline	27	12/2023	USD	2,266,072	—	(156,760)
S&P/TSX 60 Index	48	06/2023	CAD	11,295,360	—	(228,576)
SGX CNX Nifty Index	22	06/2023	USD	821,216	1,522	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2023	23

Consolidated Portfolio of Investments  (continued)
May 31, 2023
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Soybean	45	07/2023	USD	2,924,438	—	(421,256)
Soybean	81	11/2023	USD	4,643,325	—	(529,480)
Soybean	81	01/2024	USD	4,685,850	—	(527,584)
Soybean Meal	127	07/2023	USD	4,996,180	—	(239,206)
Soybean Meal	74	12/2023	USD	2,701,000	—	(318,174)
Soybean Meal	75	01/2024	USD	2,722,500	—	(266,618)
Soybean Oil	11	07/2023	USD	304,920	—	(61,544)
Soybean Oil	82	12/2023	USD	2,270,580	—	(310,640)
Soybean Oil	71	01/2024	USD	1,965,990	—	(280,247)
SPI 200 Index	98	06/2023	AUD	17,395,000	37,874	—
SPI 200 Index	180	06/2023	AUD	31,950,000	—	(571,823)
Sugar #11	54	09/2023	USD	1,496,275	253,453	—
Sugar #11	2	09/2023	USD	55,418	—	(612)
Sugar #11	169	02/2024	USD	4,633,574	258,924	—
TOPIX Index	167	06/2023	JPY	3,550,420,000	975,236	—
U.S. Treasury 10-Year Note	120	09/2023	USD	13,736,250	7,302	—
U.S. Treasury 2-Year Note	766	09/2023	USD	157,664,345	—	(258,706)
U.S. Treasury Ultra Bond	90	09/2023	USD	12,318,750	170,693	—
Wheat	1	09/2023	USD	39,263	215	—
Wheat	19	09/2023	USD	745,988	—	(55,397)
Wheat	34	09/2023	USD	1,033,600	—	(174,581)
Wheat	39	12/2023	USD	1,522,950	—	(123,486)
Wheat	67	12/2023	USD	2,099,613	—	(307,148)
Wheat	2	03/2024	USD	64,200	152	—
Wheat	19	03/2024	USD	736,250	—	(44,835)
Wheat	31	03/2024	USD	995,100	—	(80,629)
WIG 20 Index	1,095	06/2023	PLN	41,719,500	—	(395,022)
WTI Crude	7	06/2023	USD	476,630	—	(17,657)
WTI Crude	50	08/2023	USD	3,407,000	—	(208,031)
WTI Crude	50	10/2023	USD	3,382,000	—	(216,889)
WTI Crude	101	12/2023	USD	6,771,040	—	(533,821)
Zinc	13	06/2023	USD	727,919	—	(120,768)
Zinc	18	09/2023	USD	1,012,725	—	(271,940)
Zinc	18	11/2023	USD	1,014,075	—	(264,683)
Zinc	35	01/2024	USD	1,975,313	—	(382,933)
Total					5,702,209	(17,143,396)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Australian 3-Year Bond	(43)	06/2023	AUD	(4,620,128)	36,930	—
Brent Crude	(39)	06/2023	USD	(2,831,400)	124,564	—
Brent Crude	(111)	07/2023	USD	(8,046,390)	438,260	—
CAC40 Index	(237)	06/2023	EUR	(16,825,815)	483,389	—
CAC40 Index	(74)	06/2023	EUR	(5,253,630)	196,168	—
Canadian Government 10-Year Bond	(338)	09/2023	CAD	(41,800,460)	—	(42,768)
Canadian Government 10-Year Bond	(282)	09/2023	CAD	(34,874,940)	—	(214,618)
Coffee	(169)	07/2023	USD	(11,321,944)	227,269	—
Copper	(8)	06/2023	USD	(1,616,000)	98,854	—
Copper	(147)	07/2023	USD	(13,365,975)	1,128,042	—
Copper	(8)	07/2023	USD	(727,400)	91,689	—
Copper	(6)	09/2023	USD	(1,213,800)	—	(3,728)
Corn	(136)	07/2023	USD	(4,039,200)	116,896	—
Corn	(128)	07/2023	USD	(3,801,600)	15,461	—
Corn	(66)	07/2023	USD	(1,960,200)	—	(652)
Cotton	(75)	07/2023	USD	(3,130,500)	11,184	—
Cotton	(10)	07/2023	USD	(417,400)	—	(989)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
24	Columbia Multi Strategy Alternatives Fund | Annual Report 2023

Consolidated Portfolio of Investments  (continued)
May 31, 2023
Short futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
DAX Index	(12)	06/2023	EUR	(4,699,500)	92,713	—
DJIA Index E-mini	(18)	06/2023	USD	(2,968,110)	—	(42,801)
Euro STOXX 50 Index	(302)	06/2023	EUR	(12,735,340)	52,250	—
Euro STOXX 50 Index	(24)	06/2023	EUR	(1,012,080)	—	(47,370)
Euro-Bobl	(22)	06/2023	EUR	(2,599,080)	—	(19,594)
Euro-BTP	(16)	06/2023	EUR	(1,855,360)	—	(25,724)
Euro-Bund	(302)	06/2023	EUR	(41,087,100)	—	(316,925)
Euro-Bund	(285)	06/2023	EUR	(38,774,250)	—	(1,407,242)
Euro-Buxl 30-Year	(6)	06/2023	EUR	(832,200)	—	(12,489)
Euro-OAT	(12)	06/2023	EUR	(1,566,480)	—	(13,518)
Euro-Schatz	(764)	06/2023	EUR	(80,693,680)	152,281	—
FTSE 100 Index	(308)	06/2023	GBP	(22,952,160)	1,166,504	—
FTSE Taiwan Index	(223)	06/2023	USD	(12,668,630)	—	(72,567)
Gas Oil	(69)	07/2023	USD	(4,531,575)	291,551	—
Gold 100 oz.	(38)	08/2023	USD	(7,531,980)	4,469	—
Gold 100 oz.	(8)	08/2023	USD	(1,585,680)	3,913	—
KLCI Index	(30)	06/2023	MYR	(2,083,500)	3,087	—
Lead	(5)	06/2023	USD	(252,565)	12,249	—
Lead	(1)	09/2023	USD	(50,344)	704	—
Lean Hogs	(19)	06/2023	USD	(627,570)	60,744	—
Lean Hogs	(70)	07/2023	USD	(2,333,100)	56,060	—
Live Cattle	(111)	08/2023	USD	(7,444,770)	—	(116,727)
Live Cattle	(158)	08/2023	USD	(10,597,060)	—	(328,605)
Long Gilt	(22)	09/2023	GBP	(2,129,380)	—	(300)
MSCI Emerging Markets Index	(2)	06/2023	USD	(95,680)	1,964	—
MSCI Singapore Index	(154)	06/2023	SGD	(4,378,990)	62,881	—
NASDAQ 100 Index E-mini	(12)	06/2023	USD	(3,432,120)	—	(327,042)
Natural Gas	(768)	06/2023	USD	(17,402,880)	2,263,332	—
Natural Gas	(208)	06/2023	USD	(4,713,280)	250,229	—
Nickel	(35)	06/2023	USD	(4,299,330)	1,017,054	—
Nickel	(7)	06/2023	USD	(859,866)	116,670	—
Nickel	(52)	07/2023	USD	(6,395,376)	1,032,880	—
Nickel	(8)	09/2023	USD	(990,576)	41,329	—
Nikkei 225 Index	(9)	06/2023	JPY	(277,650,000)	—	(178,924)
NY Harbor ULSD Heat Oil	(14)	06/2023	USD	(1,323,529)	102,992	—
NY Harbor ULSD Heat Oil	(13)	06/2023	USD	(1,228,991)	61,843	—
NY Harbor ULSD Heat Oil	(1)	06/2023	USD	(94,538)	4,849	—
OMXS30 Index	(105)	06/2023	SEK	(23,512,125)	11,085	—
Primary Aluminum	(102)	06/2023	USD	(5,718,375)	229,901	—
Primary Aluminum	(20)	06/2023	USD	(1,121,250)	43,191	—
Primary Aluminum	(218)	07/2023	USD	(12,254,325)	312,467	—
Primary Aluminum	(18)	09/2023	USD	(1,014,516)	—	(2,069)
RBOB Gasoline	(17)	06/2023	USD	(1,744,873)	55,327	—
Russell 2000 Index E-mini	(93)	06/2023	USD	(8,145,870)	73,237	—
S&P 500 Index E-mini	(377)	06/2023	USD	(78,990,925)	—	(998,714)
S&P 500 Index E-mini	(106)	06/2023	USD	(22,209,650)	—	(1,005,139)
S&P Mid 400 Index E-mini	(23)	06/2023	USD	(5,540,700)	136,977	—
S&P/TSX 60 Index	(90)	06/2023	CAD	(21,178,800)	15,150	—
S&P/TSX 60 Index	(27)	06/2023	CAD	(6,353,640)	5,382	—
SGX CNX Nifty Index	(62)	06/2023	USD	(2,314,336)	—	(20,601)
Silver	(35)	07/2023	USD	(4,127,725)	322,563	—
Silver	(5)	07/2023	USD	(589,675)	46,035	—
Soybean	(81)	07/2023	USD	(5,263,988)	615,057	—
Soybean	(58)	07/2023	USD	(3,769,275)	287,637	—
Soybean Meal	(59)	07/2023	USD	(2,321,060)	290,676	—
Soybean Oil	(158)	07/2023	USD	(4,379,760)	631,082	—
Soybean Oil	(38)	07/2023	USD	(1,053,360)	183,176	—
Sugar #11	(31)	06/2023	USD	(870,083)	22,093	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2023	25

Consolidated Portfolio of Investments  (continued)
May 31, 2023
Short futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Sugar #11	(102)	06/2023	USD	(2,862,854)	—	(129,764)
Sugar #11	(227)	06/2023	USD	(6,371,254)	—	(440,281)
Thai SET50 Index	(50)	06/2023	THB	(9,217,000)	934	—
TOPIX Index	(38)	06/2023	JPY	(807,880,000)	—	(292,992)
TOPIX Index	(106)	06/2023	JPY	(2,253,560,000)	—	(791,676)
U.S. Long Bond	(10)	09/2023	USD	(1,283,438)	—	(20,073)
U.S. Treasury 10-Year Note	(2,653)	09/2023	USD	(303,685,594)	—	(997,592)
U.S. Treasury 2-Year Note	(17)	09/2023	USD	(3,499,078)	—	(9,392)
U.S. Treasury 5-Year Note	(478)	09/2023	USD	(52,139,344)	—	(293,173)
U.S. Treasury Ultra Bond	(11)	09/2023	USD	(1,505,625)	—	(30,816)
U.S. Treasury Ultra Bond	(109)	09/2023	USD	(14,919,375)	—	(210,024)
Wheat	(233)	07/2023	USD	(6,923,013)	953,856	—
Wheat	(161)	07/2023	USD	(4,783,713)	712,393	—
Wheat	(112)	07/2023	USD	(3,327,800)	642,284	—
Wheat	(46)	07/2023	USD	(1,818,150)	236,409	—
WTI Crude	(157)	06/2023	USD	(10,690,130)	1,229,474	—
WTI Crude	(49)	06/2023	USD	(3,336,410)	155,616	—
Zinc	(39)	06/2023	USD	(2,183,756)	560,546	—
Zinc	(45)	07/2023	USD	(2,524,219)	300,601	—
Zinc	(13)	09/2023	USD	(731,413)	17,349	—
Total					17,911,752	(8,414,889)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	14,800,000	14,800,000	2.75	06/26/2023	480,630	8,688
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	5,600,000	5,600,000	2.75	07/11/2023	196,000	7,794
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	25,000,000	25,000,000	2.00	08/03/2023	421,250	7,945
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	20,000,000	20,000,000	3.50	10/27/2023	710,000	672,904
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	15,000,000	15,000,000	3.50	10/27/2023	570,000	504,678
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	12,660,000	12,660,000	3.30	11/14/2023	405,120	330,427
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	40,000,000	40,000,000	3.30	11/30/2023	1,060,000	1,104,236
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	25,000,000	25,000,000	3.00	11/30/2023	768,750	429,532
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	20,000,000	20,000,000	3.00	12/01/2023	690,000	345,554
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	25,000,000	25,000,000	3.00	01/10/2024	853,750	497,400
Total							6,155,500	3,909,158

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
5-Year OTC interest rate swap with Morgan Stanley to receive SOFR and pay exercise rate	Morgan Stanley	USD	40,000,000	40,000,000	3.75	08/25/2023	440,000	281,120

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
26	Columbia Multi Strategy Alternatives Fund | Annual Report 2023

Consolidated Portfolio of Investments  (continued)
May 31, 2023
Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive SOFR and pay exercise rate	Citi	USD	(25,000,000)	(25,000,000)	2.90	6/05/2023	(150,000)	(105)
10-Year OTC interest rate swap with Morgan Stanley to receive SOFR and pay exercise rate	Morgan Stanley	USD	(30,000,000)	(30,000,000)	2.90	6/05/2023	(225,000)	(126)
Total							(375,000)	(231)

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	(17,500,000)	(17,500,000)	3.30	06/15/2023	(119,875)	(225,838)
10-Year OTC interest rate swap with JPMorgan to receive exercise rate and pay SOFR	JPMorgan	USD	(20,000,000)	(20,000,000)	3.30	06/15/2023	(140,000)	(258,100)
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	(30,000,000)	(30,000,000)	3.25	06/12/2023	(225,000)	(446,625)
5-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	(30,000,000)	(30,000,000)	3.45	06/01/2023	(141,000)	(147,216)
Total							(625,875)	(1,077,779)

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
3-Month NZD LIBOR	Fixed rate of 5.000%	Receives Quarterly, Pays SemiAnnually	JPMorgan	06/11/2025	NZD	13,300,000	101,938	—	—	101,938	—
3-Month NZD LIBOR	Fixed rate of 4.500%	Receives Quarterly, Pays SemiAnnually	JPMorgan	06/11/2025	NZD	1,000,000	5,002	—	—	5,002	—
Fixed rate of 3.000%	3-Month SEK STIBOR	Receives Annually, Pays Quarterly	JPMorgan	06/18/2025	SEK	200,000	—	—	—	—	—
Fixed rate of 3.500%	6-Month NOK NIBOR	Receives Annually, Pays SemiAnnually	JPMorgan	06/18/2025	NOK	500,000	(568)	—	—	—	(568)
Fixed rate of 3.750%	SOFR	Receives Annually, Pays Annually	JPMorgan	06/21/2025	USD	1,100,000	(13,546)	—	—	—	(13,546)
6-Month EURIBOR	Fixed rate of 2.500%	Receives SemiAnnually, Pays Annually	JPMorgan	06/21/2025	EUR	17,000,000	(69,222)	—	—	—	(69,222)
3-Month NZD LIBOR	Fixed rate of 4.500%	Receives Quarterly, Pays SemiAnnually	JPMorgan	09/10/2025	NZD	61,600,000	182,727	—	—	182,727	—
3-Month NZD LIBOR	Fixed rate of 5.000%	Receives Quarterly, Pays SemiAnnually	JPMorgan	09/10/2025	NZD	55,800,000	160,891	—	—	160,891	—
3-Month AUD BBSW	Fixed rate of 3.500%	Receives Quarterly, Pays Quarterly	JPMorgan	09/11/2025	AUD	70,200,000	342,974	—	—	342,974	—
3-Month AUD BBSW	Fixed rate of 4.000%	Receives Quarterly, Pays Quarterly	JPMorgan	09/11/2025	AUD	51,000,000	205,938	—	—	205,938	—
3-Month SEK STIBOR	Fixed rate of 3.500%	Receives Quarterly, Pays Annually	JPMorgan	09/17/2025	SEK	974,200,000	284,962	—	—	284,962	—
Fixed rate of 4.000%	6-Month NOK NIBOR	Receives Annually, Pays SemiAnnually	JPMorgan	09/17/2025	NOK	173,000,000	(57,003)	—	—	—	(57,003)
Fixed rate of 3.500%	6-Month NOK NIBOR	Receives Annually, Pays SemiAnnually	JPMorgan	09/17/2025	NOK	180,700,000	(70,135)	—	—	—	(70,135)
Fixed rate of 3.000%	6-Month NOK NIBOR	Receives Annually, Pays SemiAnnually	JPMorgan	09/17/2025	NOK	214,000,000	(245,308)	—	—	—	(245,308)
Fixed rate of 3.500%	CORRA	Receives SemiAnnually, Pays SemiAnnually	JPMorgan	09/18/2025	CAD	88,400,000	(162,400)	—	—	—	(162,400)
6-Month EURIBOR	Fixed rate of 3.750%	Receives SemiAnnually, Pays Annually	JPMorgan	09/20/2025	EUR	275,200,000	206,119	—	—	206,119	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2023	27

Consolidated Portfolio of Investments  (continued)
May 31, 2023
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 4.000%	SONIA	Receives Annually, Pays Annually	JPMorgan	09/20/2025	GBP	25,300,000	33,870	—	—	33,870	—
Fixed rate of 4.500%	SOFR	Receives Annually, Pays Annually	JPMorgan	09/20/2025	USD	14,400,000	12,685	—	—	12,685	—
Fixed rate of 3.500%	SOFR	Receives Annually, Pays Annually	JPMorgan	09/20/2025	USD	2,000,000	1,706	—	—	1,706	—
6-Month EURIBOR	Fixed rate of 2.750%	Receives SemiAnnually, Pays Annually	JPMorgan	09/20/2025	EUR	200,000	(925)	—	—	—	(925)
Fixed rate of 4.500%	SOFR	Receives Annually, Pays Annually	JPMorgan	09/20/2025	USD	12,700,000	(64,516)	—	—	—	(64,516)
6-Month EURIBOR	Fixed rate of 3.750%	Receives SemiAnnually, Pays Annually	JPMorgan	09/20/2025	EUR	60,300,000	(74,607)	—	—	—	(74,607)
Fixed rate of 3.500%	SOFR	Receives Annually, Pays Annually	JPMorgan	09/20/2025	USD	17,100,000	(138,735)	—	—	—	(138,735)
Fixed rate of 4.000%	SONIA	Receives Annually, Pays Annually	JPMorgan	09/20/2025	GBP	139,600,000	(2,281,089)	—	—	—	(2,281,089)
Fixed rate of 5.000%	3-Month NZD LIBOR	Receives SemiAnnually, Pays Quarterly	JPMorgan	12/10/2025	NZD	300,000	—	—	—	—	—
Fixed rate of 3.500%	3-Month AUD BBSW	Receives SemiAnnually, Pays Quarterly	JPMorgan	12/11/2025	AUD	7,400,000	3,333	—	—	3,333	—
3-Month AUD BBSW	Fixed rate of 4.000%	Receives Quarterly, Pays SemiAnnually	JPMorgan	12/11/2025	AUD	29,400,000	—	—	—	—	—
Fixed rate of 3.500%	3-Month AUD BBSW	Receives SemiAnnually, Pays Quarterly	JPMorgan	12/11/2025	AUD	15,600,000	(9,929)	—	—	—	(9,929)
6-Month NOK NIBOR	Fixed rate of 3.500%	Receives SemiAnnually, Pays Annually	JPMorgan	12/17/2025	NOK	12,000,000	883	—	—	883	—
Fixed rate of 4.000%	6-Month NOK NIBOR	Receives Annually, Pays SemiAnnually	JPMorgan	12/17/2025	NOK	58,000,000	—	—	—	—	—
Fixed rate of 3.500%	3-Month SEK STIBOR	Receives Annually, Pays Quarterly	JPMorgan	12/17/2025	SEK	36,000,000	—	—	—	—	—
6-Month NOK NIBOR	Fixed rate of 3.500%	Receives SemiAnnually, Pays Annually	JPMorgan	12/17/2025	NOK	14,000,000	(618)	—	—	—	(618)
Fixed rate of 4.000%	CORRA	Receives SemiAnnually, Pays SemiAnnually	JPMorgan	12/18/2025	CAD	2,100,000	—	—	—	—	—
Fixed rate of 3.500%	CORRA	Receives SemiAnnually, Pays SemiAnnually	JPMorgan	12/18/2025	CAD	9,800,000	(9,144)	—	—	—	(9,144)
6-Month EURIBOR	Fixed rate of 3.550%	Receives SemiAnnually, Pays Annually	JPMorgan	12/20/2025	EUR	173,300,000	52,230	—	—	52,230	—
SOFR	Fixed rate of 4.190%	Receives Annually, Pays Annually	JPMorgan	12/20/2025	USD	32,100,000	—	—	—	—	—
Fixed rate of 4.250%	SONIA	Receives Annually, Pays Annually	JPMorgan	12/20/2025	GBP	37,100,000	—	—	—	—	—
6-Month EURIBOR	Fixed rate of 3.550%	Receives SemiAnnually, Pays Annually	JPMorgan	12/20/2025	EUR	42,700,000	(155,712)	—	—	—	(155,712)
6-Month AUD BBSW	Fixed rate of 4.000%	Receives SemiAnnually, Pays SemiAnnually	JPMorgan	12/07/2028	AUD	200,000	—	—	—	—	—
3-Month NZD LIBOR	Fixed rate of 4.500%	Receives Quarterly, Pays SemiAnnually	JPMorgan	12/13/2028	NZD	300,000	—	—	—	—	—
CORRA	Fixed rate of 3.500%	Receives SemiAnnually, Pays SemiAnnually	JPMorgan	12/18/2028	CAD	500,000	—	—	—	—	—
6-Month EURIBOR	Fixed rate of 3.190%	Receives SemiAnnually, Pays Annually	JPMorgan	12/20/2028	EUR	500,000	—	—	—	—	—
6-Month NOK NIBOR	Fixed rate of 3.500%	Receives SemiAnnually, Pays Annually	JPMorgan	12/20/2028	NOK	7,000,000	—	—	—	—	—
3-Month SEK STIBOR	Fixed rate of 3.000%	Receives Quarterly, Pays Annually	JPMorgan	12/20/2028	SEK	3,000,000	—	—	—	—	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
28	Columbia Multi Strategy Alternatives Fund | Annual Report 2023

Consolidated Portfolio of Investments  (continued)
May 31, 2023
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
SONIA	Fixed rate of 3.820%	Receives Annually, Pays Annually	JPMorgan	12/20/2028	GBP	200,000	—	—	—	—	—
SOFR	Fixed rate of 3.630%	Receives Annually, Pays Annually	JPMorgan	12/20/2028	USD	200,000	—	—	—	—	—
Fixed rate of 2.500%	3-Month SEK STIBOR	Receives Annually, Pays Quarterly	JPMorgan	06/15/2033	SEK	300,000	(8)	—	—	—	(8)
Fixed rate of 2.500%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	JPMorgan	06/21/2033	EUR	3,900,000	17,703	—	—	17,703	—
Fixed rate of 4.500%	6-Month AUD BBSW	Receives SemiAnnually, Pays SemiAnnually	JPMorgan	09/08/2033	AUD	1,100,000	3,586	—	—	3,586	—
Fixed rate of 4.500%	6-Month AUD BBSW	Receives SemiAnnually, Pays SemiAnnually	JPMorgan	09/08/2033	AUD	4,200,000	(17,556)	—	—	—	(17,556)
Fixed rate of 4.000%	6-Month AUD BBSW	Receives SemiAnnually, Pays SemiAnnually	JPMorgan	09/08/2033	AUD	23,900,000	(195,826)	—	—	—	(195,826)
Fixed rate of 4.500%	3-Month NZD LIBOR	Receives SemiAnnually, Pays Quarterly	JPMorgan	09/14/2033	NZD	1,700,000	(7,046)	—	—	—	(7,046)
Fixed rate of 4.000%	3-Month NZD LIBOR	Receives SemiAnnually, Pays Quarterly	JPMorgan	09/14/2033	NZD	900,000	(8,037)	—	—	—	(8,037)
CORRA	Fixed rate of 3.000%	Receives SemiAnnually, Pays SemiAnnually	JPMorgan	09/18/2033	CAD	11,300,000	(30,786)	—	—	—	(30,786)
SONIA	Fixed rate of 3.250%	Receives Annually, Pays Annually	JPMorgan	09/20/2033	GBP	42,800,000	2,157,173	—	—	2,157,173	—
Fixed rate of 3.250%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	JPMorgan	09/20/2033	EUR	54,400,000	271,675	—	—	271,675	—
Fixed rate of 3.500%	SOFR	Receives Annually, Pays Annually	JPMorgan	09/20/2033	USD	1,400,000	876	—	—	876	—
SONIA	Fixed rate of 3.250%	Receives Annually, Pays Annually	JPMorgan	09/20/2033	GBP	2,300,000	(10,845)	—	—	—	(10,845)
Fixed rate of 3.500%	SOFR	Receives Annually, Pays Annually	JPMorgan	09/20/2033	USD	8,100,000	(17,058)	—	—	—	(17,058)
6-Month NOK NIBOR	Fixed rate of 3.000%	Receives SemiAnnually, Pays Annually	JPMorgan	09/21/2033	NOK	54,000,000	80,623	—	—	80,623	—
3-Month SEK STIBOR	Fixed rate of 3.000%	Receives Quarterly, Pays Annually	JPMorgan	09/21/2033	SEK	100,000	—	—	—	—	—
Fixed rate of 4.000%	6-Month AUD BBSW	Receives SemiAnnually, Pays SemiAnnually	JPMorgan	12/08/2033	AUD	9,000,000	21,213	—	—	21,213	—
3-Month NZD LIBOR	Fixed rate of 4.500%	Receives Quarterly, Pays SemiAnnually	JPMorgan	12/14/2033	NZD	300,000	—	—	—	—	—
CORRA	Fixed rate of 3.500%	Receives SemiAnnually, Pays SemiAnnually	JPMorgan	12/18/2033	CAD	1,100,000	—	—	—	—	—
Fixed rate of 3.130%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	JPMorgan	12/20/2033	EUR	8,200,000	147,358	—	—	147,358	—
SONIA	Fixed rate of 3.620%	Receives Annually, Pays Annually	JPMorgan	12/20/2033	GBP	9,600,000	—	—	—	—	—
Fixed rate of 3.480%	SOFR	Receives Annually, Pays Annually	JPMorgan	12/20/2033	USD	6,600,000	—	—	—	—	—
Fixed rate of 3.130%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	JPMorgan	12/20/2033	EUR	38,900,000	(77,777)	—	—	—	(77,777)
6-Month NOK NIBOR	Fixed rate of 3.500%	Receives SemiAnnually, Pays Annually	JPMorgan	12/21/2033	NOK	23,000,000	—	—	—	—	—
3-Month SEK STIBOR	Fixed rate of 3.000%	Receives Quarterly, Pays Annually	JPMorgan	12/21/2033	SEK	56,000,000	—	—	—	—	—
3-Month NZD LIBOR	Fixed rate of 4.488%	Receives Quarterly, Pays SemiAnnually	Morgan Stanley	10/05/2032	NZD	16,000,000	(105,956)	—	—	—	(105,956)
3-Month NZD LIBOR	Fixed rate of 4.648%	Receives Quarterly, Pays SemiAnnually	Morgan Stanley	11/03/2032	NZD	7,687,000	(110,494)	—	—	—	(110,494)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2023	29

Consolidated Portfolio of Investments  (continued)
May 31, 2023
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 2.690%	3-Month SEK STIBOR	Receives Annually, Pays Quarterly	Morgan Stanley	02/03/2033	SEK	57,000,000	(68,873)	—	—	—	(68,873)
Fixed rate of 3.298%	3-Month SEK STIBOR	Receives Annually, Pays Quarterly	Morgan Stanley	03/03/2033	SEK	29,000,000	85,668	—	—	85,668	—
3-Month NZD LIBOR	Fixed rate of 4.665%	Receives Quarterly, Pays SemiAnnually	Morgan Stanley	03/03/2033	NZD	6,000,000	(91,150)	—	—	—	(91,150)
Total							286,264	—	—	4,381,133	(4,094,869)

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 40	Morgan Stanley	06/20/2028	5.000	Quarterly	USD	2,250,000	(44,117)	—	—	—	(44,117)

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	16.577	USD	500,000	(163,881)	292	—	(96,670)	—	(66,919)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	16.577	USD	1,200,000	(393,313)	700	—	(271,847)	—	(120,766)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	16.577	USD	2,000,000	(655,522)	1,167	—	(307,973)	—	(346,382)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	16.577	USD	3,500,000	(1,147,162)	2,042	—	(640,494)	—	(504,626)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	16.577	USD	5,000,000	(1,638,804)	2,917	—	(938,117)	—	(697,770)
Total								(3,998,682)	7,118	—	(2,255,101)	—	(1,736,463)
* Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
30	Columbia Multi Strategy Alternatives Fund | Annual Report 2023

Consolidated Portfolio of Investments  (continued)
May 31, 2023
Total return swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
SORA minus 0.004%	Total return on MSCI Singapore Net Return SGD Index	Monthly	JPMorgan	06/21/2023	SGD	1,731,473	34,070	1,581	—	—	35,651	—
SORA minus 0.004%	Total return on MSCI Singapore Net Return SGD Index	Monthly	JPMorgan	06/21/2023	SGD	502,510	9,888	459	—	—	10,347	—
ESTR minus 0.005%	Total return on MSCI Netherlands Net Return EUR Index	Monthly	JPMorgan	06/21/2023	EUR	916,830	5,631	600	—	—	6,231	—
1-Month PLN WIBOR minus 0.010%	Total return on MSCI Poland Net Return PLN Index	Monthly	JPMorgan	06/21/2023	PLN	539,383	2,662	297	—	—	2,959	—
ESTR minus 0.017%	Total return on MSCI France net return EUR Index	Monthly	JPMorgan	06/21/2023	EUR	1,508,104	—	—	—	—	—	—
ESTR minus 0.005%	Total return on MSCI Netherlands Net Return EUR Index	Monthly	JPMorgan	06/21/2023	EUR	3,505,691	—	—	—	—	—	—
1-Month CAD Canada Bankers’ Acceptances minus 0.009%	Total return on MSCI Canada Net Return CAD Index	Monthly	JPMorgan	06/21/2023	CAD	1,776,798	—	—	—	—	—	—
Total return on MSCI Mexico Net Return MXN Index	28-Day MXN TIIE-Banxico plus 0.005%	Monthly	JPMorgan	06/21/2023	MXN	256,279	(156)	(28)	—	—	—	(184)
Total return on MSCI Spain Net Return EUR Index	ESTR minus 0.003%	Monthly	JPMorgan	06/21/2023	EUR	107,918	(1,107)	—	—	—	—	(1,107)
Total return on MSCI South Africa Net Return ZAR Index	1-Month ZAR JIBAR plus 0.008%	Monthly	JPMorgan	06/21/2023	ZAR	2,456,138	(4,884)	(426)	—	—	—	(5,310)
ESTR minus 0.005%	Total return on MSCI Netherlands Net Return EUR Index	Monthly	JPMorgan	06/21/2023	EUR	313,634	(6,056)	378	—	—	—	(5,678)
ESTR minus 0.005%	Total return on MSCI Netherlands Net Return EUR Index	Monthly	JPMorgan	06/21/2023	EUR	315,928	(6,101)	404	—	—	—	(5,697)
Total return on MSCI South Africa Net Return ZAR Index	1-Month ZAR JIBAR plus 0.008%	Monthly	JPMorgan	06/21/2023	ZAR	3,389,519	(6,741)	(587)	—	—	—	(7,328)
Total return on MSCI Spain Net Return EUR Index	ESTR minus 0.003%	Monthly	JPMorgan	06/21/2023	EUR	586,668	(7,655)	(55)	—	—	—	(7,710)
Total return on MSCI Spain Net Return EUR Index	ESTR minus 0.003%	Monthly	JPMorgan	06/21/2023	EUR	570,199	(7,663)	(107)	—	—	—	(7,770)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2023	31

Consolidated Portfolio of Investments  (continued)
May 31, 2023
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on MSCI South Africa Net Return ZAR Index	1-Month ZAR JIBAR plus 0.008%	Monthly	JPMorgan	06/21/2023	ZAR	4,148,492	(8,250)	(719)	—	—	—	(8,969)
Total return on MSCI South Africa Net Return ZAR Index	1-Month ZAR JIBAR plus 0.008%	Monthly	JPMorgan	06/21/2023	ZAR	4,208,632	(8,370)	(729)	—	—	—	(9,099)
Total return on MSCI South Africa Net Return ZAR Index	1-Month ZAR JIBAR plus 0.008%	Monthly	JPMorgan	06/21/2023	ZAR	4,385,445	(8,722)	(760)	—	—	—	(9,482)
ESTR minus 0.005%	Total return on MSCI Netherlands Net Return EUR Index	Monthly	JPMorgan	06/21/2023	EUR	562,628	(10,864)	678	—	—	—	(10,186)
Total return on MSCI Spain Net Return EUR Index	ESTR minus 0.003%	Monthly	JPMorgan	06/21/2023	EUR	565,241	(11,402)	(808)	—	—	—	(12,210)
Total return on MSCI Italy Net Return EUR Index	ESTR minus 0.008%	Monthly	JPMorgan	06/21/2023	EUR	317,187	(12,010)	(396)	—	—	—	(12,406)
Total return on MSCI Spain Net Return EUR Index	ESTR minus 0.003%	Monthly	JPMorgan	06/21/2023	EUR	608,551	(12,275)	(564)	—	—	—	(12,839)
Total return on MSCI Spain Net Return EUR Index	ESTR minus 0.003%	Monthly	JPMorgan	06/21/2023	EUR	637,518	(17,052)	(477)	—	—	—	(17,529)
ESTR minus 0.005%	Total return on MSCI Netherlands Net Return EUR Index	Monthly	JPMorgan	06/21/2023	EUR	1,010,130	(19,507)	1,218	—	—	—	(18,289)
Total return on MSCI Spain Net Return EUR Index	ESTR minus 0.003%	Monthly	JPMorgan	06/21/2023	EUR	595,436	(18,881)	(390)	—	—	—	(19,271)
ESTR minus 0.005%	Total return on MSCI Netherlands Net Return EUR Index	Monthly	JPMorgan	06/21/2023	EUR	1,185,306	(22,889)	1,500	—	—	—	(21,389)
ESTR minus 0.005%	Total return on MSCI Netherlands Net Return EUR Index	Monthly	JPMorgan	06/21/2023	EUR	2,482,295	(47,935)	3,174	—	—	—	(44,761)
Total return on MSCI Italy Net Return EUR Index	ESTR minus 0.008%	Monthly	JPMorgan	06/21/2023	EUR	6,872,061	(260,220)	(10,076)	—	—	—	(270,296)
Total							(446,489)	(5,833)	—	—	55,188	(507,510)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
32	Columbia Multi Strategy Alternatives Fund | Annual Report 2023

Consolidated Portfolio of Investments  (continued)
May 31, 2023
Total return swap contracts on futures
Reference instrument*	Counterparty	Expiration date	Trading currency	Notional amount long(short)	Upfront payments ($)	Upfront receipts ($)	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
DTOP Index Jun 23	Goldman Sachs International	06/2023	ZAR	1,513,920	—	—	—	(5,214)
TAIEX Index Jun 23	Goldman Sachs International	06/2023	TWD	52,761,600	—	—	64,064	—
WIG 20 Index Jun 23	Goldman Sachs International	06/2023	PLN	(5,295,900)	—	—	—	(11,106)
Ibovespa Index Jun 23	Morgan Stanley	06/2023	BRL	(53,106,376)	—	—	—	(242,284)
KOSPI 200 Index Jun 23	Morgan Stanley	06/2023	KRW	(8,136,000,000)	—	—	—	(314,846)
Swiss Market Index Jun 23	Morgan Stanley	06/2023	CHF	(2,692,560)	—	—	—	(199,717)
Ibovespa Index Jun 23	Morgan Stanley International	06/2023	BRL	(10,359,560)	—	—	—	(36,722)
KOSPI 200 Index Jun 23	Morgan Stanley International	06/2023	KRW	4,407,000,000	—	—	142,372	—
Swiss Market Index Jun 23	Morgan Stanley International	06/2023	CHF	(12,004,330)	—	—	274,347	—
Total					—	—	480,783	(809,889)

*	If the notional amount of the swap contract is long and the swap contract’s value is positive (negative), the Fund will receive (pay) the total return. If the notional amount of the swap contract is short and the swap contract’s value is positive (negative), the Fund will pay (receive) the total return. Receipts and payments occur upon termination of the contract.

Reference index and values for swap contracts as of period end
Reference index		Reference rate
1-Month CAD Canada Bankers’ Acceptances	Canada Bankers’ Acceptances	4.721%
1-Month PLN WIBOR	Warsaw Interbank Offer Rate	6.850%
1-Month ZAR JIBAR	Johannesburg Interbank Average Rate	8.333%
28-Day MXN TIIE-Banxico	Interbank Equilibrium Interest Rate	11.497%
3-Month AUD BBSW	Bank Bill Swap Rate	3.982%
3-Month NZD LIBOR	London Interbank Offered Rate	5.690%
3-Month SEK STIBOR	Stockholm Interbank Offered Rate	3.705%
6-Month AUD BBSW	Bank Bill Swap Rate	4.170%
6-Month EURIBOR	Euro Interbank Offered Rate	3.746%
6-Month NOK NIBOR	Norwegian Interbank Offered Rate	4.370%
ESTR	Euro Short Term Rate	3.144%
CORRA	Canadian Overnight Repo Rate Average	4.500%
SOFR	Secured Overnight Financing Rate	5.080%
SONIA	Sterling Overnight Index Average	4.428%
SORA	Singapore Overnight Rate Average	3.724%
Notes to Consolidated Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At May 31, 2023, the total value of these securities amounted to $161,512,300, which represents 21.86% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of May 31, 2023.
(c)	Security represents a pool of loans that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions (i.e. principal and interest, net of fees and expenses) that are tied to the payments made by the borrower on the underlying loans. Due to the structure of the security the cash payments received are not known until the time of payment. The interest rate shown is the stated coupon rate as of May 31, 2023 and is not reflective of the cash flow payments.
(d)	Valuation based on significant unobservable inputs.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2023	33

Consolidated Portfolio of Investments  (continued)
May 31, 2023
Notes to Consolidated Portfolio of Investments  (continued)
(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2023, the total value of these securities amounted to $7,201,445, which represents 0.97% of total net assets.
(f)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of May 31, 2023.
(g)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(h)	Represents a security purchased on a when-issued basis.
(i)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(j)	The rate shown is the seven-day current annualized yield at May 31, 2023.
(k)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.241%
	325,728,447	867,469,360	(887,815,657)	(9,506)	305,372,644	(31,686)	11,362,489	305,525,407
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canada Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Yuan Offshore Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
34	Columbia Multi Strategy Alternatives Fund | Annual Report 2023

Consolidated Portfolio of Investments  (continued)
May 31, 2023
Currency Legend  (continued)
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	28,971,320	3,583,903	32,555,223
Commercial Mortgage-Backed Securities - Agency	—	537,821	—	537,821
Commercial Mortgage-Backed Securities - Non-Agency	—	20,414,609	—	20,414,609
Residential Mortgage-Backed Securities - Agency	—	240,484,882	—	240,484,882
Residential Mortgage-Backed Securities - Non-Agency	—	100,550,369	11,685,826	112,236,195
Treasury Bills	—	156,925,886	—	156,925,886
Call Option Contracts Purchased	—	3,909,158	—	3,909,158
Put Option Contracts Purchased	—	281,120	—	281,120
Money Market Funds	305,372,644	—	—	305,372,644
Total Investments in Securities	305,372,644	552,075,165	15,269,729	872,717,538
Investments in Derivatives
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2023	35

Consolidated Portfolio of Investments  (continued)
May 31, 2023
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Asset
Forward Foreign Currency Exchange Contracts	—	48,127,094	—	48,127,094
Futures Contracts	23,613,961	—	—	23,613,961
Swap Contracts	—	4,917,104	—	4,917,104
Liability
Forward Foreign Currency Exchange Contracts	—	(54,613,795)	—	(54,613,795)
Futures Contracts	(25,558,285)	—	—	(25,558,285)
Call Option Contracts Written	—	(231)	—	(231)
Put Option Contracts Written	—	(1,077,779)	—	(1,077,779)
Swap Contracts	—	(7,192,848)	—	(7,192,848)
Total	303,428,320	542,234,710	15,269,729	860,932,759
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 05/31/2022 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 05/31/2023 ($)
Asset-Backed Securities — Non-Agency	11,283,627	(8,962,254)	(21,249)	4,386,323	1,286,896	(4,389,440)	—	—	3,583,903
Residential Mortgage-Backed Securities — Non-Agency	12,074,645	22,067	3	(23,663)	5,649,375	(6,036,601)	—	—	11,685,826
Total	23,358,272	(8,940,187)	(21,246)	4,362,660	6,936,271	(10,426,041)	—	—	15,269,729
(a) Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2023 was $3,173,498 which is comprised of Asset-Backed Securities — Non-Agency of $3,205,106 and Residential Mortgage-Backed Securities — Non-Agency of $(31,608).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential and asset-backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
36	Columbia Multi Strategy Alternatives Fund | Annual Report 2023

Consolidated Statement of Assets and Liabilities
May 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $586,806,032)	$563,154,616
Affiliated issuers (cost $305,423,141)	305,372,644
Option contracts purchased (cost $6,595,500)	4,190,278
Cash	6,347,893
Foreign currency (cost $7,080,662)	7,014,819
Cash collateral held at broker for:
Forward foreign currency exchange contracts	2,160,000
Swap contracts	6,710,000
TBA	4,253,000
Other(a)	4,660,000
Margin deposits on:
Futures contracts	52,561,182
Swap contracts	5,613,349
Unrealized appreciation on forward foreign currency exchange contracts	48,127,094
Unrealized appreciation on swap contracts	535,971
Receivable for:
Investments sold	4,364,541
Capital shares sold	370,825
Dividends	1,333,229
Interest	1,217,902
Variation margin for futures contracts	6,853,090
Variation margin for swap contracts	2,519,580
Expense reimbursement due from Investment Manager	3,048
Prepaid expenses	4,814
Trustees’ deferred compensation plan	64,724
Total assets	1,027,432,599
Liabilities
Option contracts written, at value (premiums received $1,000,875)	1,078,010
Unrealized depreciation on forward foreign currency exchange contracts	54,613,795
Unrealized depreciation on swap contracts	3,053,862
Upfront receipts on swap contracts	2,255,101
Cash collateral due to broker for:
Swap contracts	430,000
Payable for:
Investments purchased	3,812,184
Investments purchased on a delayed delivery basis	208,385,462
Capital shares purchased	1,200,338
Variation margin for futures contracts	8,995,551
Variation margin for swap contracts	4,350,418
Management services fees	19,424
Distribution and/or service fees	204
Transfer agent fees	88,574
Compensation of board members	22,524
Other expenses	91,480
Trustees’ deferred compensation plan	64,724
Other liabilities	67,155
Total liabilities	288,528,806
Net assets applicable to outstanding capital stock	$738,903,793
Represented by
Paid in capital	897,890,840
Total distributable earnings (loss)	(158,987,047)
Total - representing net assets applicable to outstanding capital stock	$738,903,793
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2023	37

Consolidated Statement of Assets and Liabilities  (continued)
May 31, 2023
Class A
Net assets	$4,979,782
Shares outstanding	181,364
Net asset value per share	$27.46
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$29.14
Advisor Class
Net assets	$1,449,123
Shares outstanding	52,095
Net asset value per share	$27.82
Class C
Net assets	$6,190,959
Shares outstanding	234,348
Net asset value per share	$26.42
Institutional Class
Net assets	$725,844,678
Shares outstanding	26,153,243
Net asset value per share	$27.75
Institutional 2 Class
Net assets	$425,474
Shares outstanding	15,255
Net asset value per share	$27.89
Institutional 3 Class
Net assets	$6,997
Shares outstanding	250
Net asset value per share	$27.99
Class R
Net assets	$6,780
Shares outstanding	250
Net asset value per share	$27.12

(a)	Includes collateral related to option contracts purchased, option contracts written and swap contracts.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
38	Columbia Multi Strategy Alternatives Fund | Annual Report 2023

Consolidated Statement of Operations
Year Ended May 31, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$333,247
Dividends — affiliated issuers	11,362,489
Interest	22,472,366
Interfund lending	6,038
Total income	34,174,140
Expenses:
Management services fees	7,526,102
Distribution and/or service fees
Class A	9,802
Class C	129,912
Class R	34
Transfer agent fees
Class A	5,145
Advisor Class	1,345
Class C	16,741
Institutional Class	993,111
Institutional 2 Class	398
Institutional 3 Class	3
Class R	8
Compensation of board members	28,295
Custodian fees	132,382
Printing and postage fees	94,050
Registration fees	142,437
Accounting services fees	50,490
Legal fees	22,996
Interest on collateral	339,040
Compensation of chief compliance officer	146
Other	34,842
Total expenses	9,527,279
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,037,096)
Expense reduction	(20)
Total net expenses	8,490,163
Net investment income	25,683,977
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2023	39

Consolidated Statement of Operations  (continued)
Year Ended May 31, 2023
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	$(2,837,261)
Investments — affiliated issuers	(31,686)
Foreign currency translations	(2,258,708)
Forward foreign currency exchange contracts	10,309,157
Futures contracts	724,135
Option contracts purchased	(1,301,509)
Option contracts written	(2,252,288)
Swap contracts	(4,065,533)
Net realized loss	(1,713,693)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(11,921,942)
Investments — affiliated issuers	(9,506)
Foreign currency translations	(198,215)
Forward sale commitments	726,562
Forward foreign currency exchange contracts	(14,244,110)
Futures contracts	(7,758,566)
Option contracts purchased	(2,066,592)
Option contracts written	3,068,327
Swap contracts	(99,501)
Net change in unrealized appreciation (depreciation)	(32,503,543)
Net realized and unrealized loss	(34,217,236)
Net decrease in net assets resulting from operations	$(8,533,259)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
40	Columbia Multi Strategy Alternatives Fund | Annual Report 2023

Consolidated Statement of Changes in Net Assets
	Year Ended May 31, 2023	Year Ended May 31, 2022
Operations
Net investment income	$25,683,977	$10,042,916
Net realized loss	(1,713,693)	(18,255,016)
Net change in unrealized appreciation (depreciation)	(32,503,543)	(19,304,538)
Net decrease in net assets resulting from operations	(8,533,259)	(27,516,638)
Distributions to shareholders
Net investment income and net realized gains
Class A	(26,674)	(36,833)
Advisor Class	(11,736)	(7,417)
Class C	—	(1,331)
Institutional Class	(5,902,262)	(19,479,617)
Institutional 2 Class	(4,687)	(16,578)
Institutional 3 Class	(63)	(176)
Class R	(21)	(132)
Total distributions to shareholders	(5,945,443)	(19,542,084)
Increase (decrease) in net assets from capital stock activity	(53,236,488)	44,080,394
Total decrease in net assets	(67,715,190)	(2,978,328)
Net assets at beginning of year	806,618,983	809,597,311
Net assets at end of year	$738,903,793	$806,618,983
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2023	41

Consolidated Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2023		May 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	135,677	3,821,407	32,274	917,058
Distributions reinvested	956	26,635	1,319	36,684
Redemptions	(31,633)	(886,353)	(15,870)	(452,919)
Net increase	105,000	2,961,689	17,723	500,823
Advisor Class
Subscriptions	44,369	1,270,112	21,107	632,532
Distributions reinvested	414	11,680	257	7,231
Redemptions	(3,897)	(110,606)	(17,689)	(523,259)
Net increase	40,886	1,171,186	3,675	116,504
Class C
Subscriptions	246,693	6,652,400	480,979	13,056,328
Distributions reinvested	—	—	46	1,237
Redemptions	(489,109)	(13,101,135)	(8,252)	(224,277)
Net increase (decrease)	(242,416)	(6,448,735)	472,773	12,833,288
Institutional Class
Subscriptions	5,650,727	159,865,346	7,526,146	219,144,305
Distributions reinvested	209,871	5,901,570	693,364	19,476,610
Redemptions	(7,644,047)	(216,457,033)	(7,193,911)	(207,819,869)
Net increase (decrease)	(1,783,449)	(50,690,117)	1,025,599	30,801,046
Institutional 2 Class
Subscriptions	—	—	4,876	144,203
Distributions reinvested	164	4,627	581	16,407
Redemptions	(8,284)	(235,138)	(11,164)	(331,877)
Net decrease	(8,120)	(230,511)	(5,707)	(171,267)
Total net increase (decrease)	(1,888,099)	(53,236,488)	1,514,063	44,080,394
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
42	Columbia Multi Strategy Alternatives Fund | Annual Report 2023

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Columbia Multi Strategy Alternatives Fund | Annual Report 2023	43

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 5/31/2023	$28.00	0.98	(1.36)	(0.38)	(0.16)	(0.16)
Year Ended 5/31/2022	$29.65	0.47	(1.52)	(1.05)	(0.60)	(0.60)
Year Ended 5/31/2021(e)	$27.84	0.19	1.62	1.81	—	—
Year Ended 5/31/2020(e)	$29.79	0.28	(2.23)	(1.95)	—	—
Year Ended 5/31/2019(e)	$34.63	0.32	(5.16)	(4.84)	—	—
Advisor Class
Year Ended 5/31/2023	$28.35	1.14	(1.45)	(0.31)	(0.22)	(0.22)
Year Ended 5/31/2022	$30.03	0.20	(1.21)	(1.01)	(0.67)	(0.67)
Year Ended 5/31/2021(e)	$28.12	0.28	1.63	1.91	—	—
Year Ended 5/31/2020(e)	$30.01	0.32	(2.21)	(1.89)	—	—
Year Ended 5/31/2019(e)	$34.78	0.36	(5.13)	(4.77)	—	—
Class C
Year Ended 5/31/2023	$26.99	0.50	(1.07)	(0.57)	—	—
Year Ended 5/31/2022	$28.59	6.57	(7.80)	(1.23)	(0.37)	(0.37)
Year Ended 5/31/2021(e)	$27.05	(0.04)	1.58	1.54	—	—
Year Ended 5/31/2020(e)	$29.16	0.04	(2.15)	(2.11)	—	—
Year Ended 5/31/2019(e)	$34.15	0.08	(5.07)	(4.99)	—	—
Institutional Class
Year Ended 5/31/2023	$28.30	0.93	(1.25)	(0.32)	(0.23)	(0.23)
Year Ended 5/31/2022	$29.97	0.34	(1.34)	(1.00)	(0.67)	(0.67)
Year Ended 5/31/2021(e)	$28.07	0.28	1.62	1.90	—	—
Year Ended 5/31/2020(e)	$29.96	0.32	(2.21)	(1.89)	—	—
Year Ended 5/31/2019(e)	$34.73	0.40	(5.17)	(4.77)	—	—
Institutional 2 Class
Year Ended 5/31/2023	$28.44	0.89	(1.20)	(0.31)	(0.24)	(0.24)
Year Ended 5/31/2022	$30.12	0.33	(1.33)	(1.00)	(0.68)	(0.68)
Year Ended 5/31/2021(e)	$28.19	0.34	1.59	1.93	—	—
Year Ended 5/31/2020(e)	$30.07	0.40	(2.28)	(1.88)	—	—
Year Ended 5/31/2019(e)	$34.84	0.44	(5.21)	(4.77)	—	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
44	Columbia Multi Strategy Alternatives Fund | Annual Report 2023

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2023	$27.46	(1.38%)	1.46%(c)	1.32%(c),(d)	3.54%	660%	$4,980
Year Ended 5/31/2022	$28.00	(3.54%)	1.42%(c)	1.30%(c),(d)	1.62%	352%	$2,138
Year Ended 5/31/2021(e)	$29.65	6.50%	1.40%(c),(f)	1.27%(c),(f)	0.66%	555%	$1,739
Year Ended 5/31/2020(e)	$27.84	(6.58%)	1.42%(c),(f)	1.25%(c),(f)	0.94%	789%	$2,125
Year Ended 5/31/2019(e)	$29.79	(13.97%)	1.45%(c)	1.24%(c)	0.98%	0%	$3,103
Advisor Class
Year Ended 5/31/2023	$27.82	(1.09%)	1.22%(c)	1.07%(c),(d)	4.05%	660%	$1,449
Year Ended 5/31/2022	$28.35	(3.34%)	1.16%(c)	1.05%(c),(d)	0.66%	352%	$318
Year Ended 5/31/2021(e)	$30.03	6.79%	1.16%(c),(f)	1.02%(c),(f)	0.97%	555%	$226
Year Ended 5/31/2020(e)	$28.12	(6.27%)	1.17%(c),(f)	0.99%(c),(f)	1.15%	789%	$133
Year Ended 5/31/2019(e)	$30.01	(13.79%)	1.20%(c)	1.01%(c)	1.07%	0%	$216
Class C
Year Ended 5/31/2023	$26.42	(2.11%)	2.19%(c)	2.06%(c),(d)	1.84%	660%	$6,191
Year Ended 5/31/2022	$26.99	(4.29%)	2.17%(c)	2.06%(c),(d)	24.79%	352%	$12,869
Year Ended 5/31/2021(e)	$28.59	5.73%	2.15%(c),(f)	2.02%(c),(f)	(0.14%)	555%	$114
Year Ended 5/31/2020(e)	$27.05	(7.27%)	2.17%(c),(f)	1.99%(c),(f)	0.21%	789%	$220
Year Ended 5/31/2019(e)	$29.16	(14.64%)	2.20%(c)	1.99%(c)	0.22%	0%	$493
Institutional Class
Year Ended 5/31/2023	$27.75	(1.15%)	1.20%(c)	1.06%(c),(d)	3.29%	660%	$725,845
Year Ended 5/31/2022	$28.30	(3.32%)	1.17%(c)	1.05%(c),(d)	1.15%	352%	$790,615
Year Ended 5/31/2021(e)	$29.97	6.73%	1.16%(c),(f)	1.02%(c),(f)	0.95%	555%	$806,627
Year Ended 5/31/2020(e)	$28.07	(6.28%)	1.17%(c),(f)	1.00%(c),(f)	1.17%	789%	$614,500
Year Ended 5/31/2019(e)	$29.96	(13.71%)	1.20%(c)	0.99%(c)	1.23%	0%	$587,203
Institutional 2 Class
Year Ended 5/31/2023	$27.89	(1.11%)	1.13%(c)	1.02%(c)	3.12%	660%	$425
Year Ended 5/31/2022	$28.44	(3.29%)	1.12%(c)	1.01%(c)	1.11%	352%	$665
Year Ended 5/31/2021(e)	$30.12	6.81%	1.11%(c),(f)	0.98%(c),(f)	1.14%	555%	$876
Year Ended 5/31/2020(e)	$28.19	(6.25%)	1.10%(c),(f)	0.92%(c),(f)	1.28%	789%	$124
Year Ended 5/31/2019(e)	$30.07	(13.66%)	1.11%(c)	0.90%(c)	1.32%	0%	$667
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2023	45

Consolidated Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2023	$28.54	0.98	(1.28)	(0.30)	(0.25)	(0.25)
Year Ended 5/31/2022	$30.22	0.39	(1.37)	(0.98)	(0.70)	(0.70)
Year Ended 5/31/2021(e)	$28.27	0.23	1.72	1.95	—	—
Year Ended 5/31/2020(e)	$30.14	0.36	(2.23)	(1.87)	—	—
Year Ended 5/31/2019(e)	$34.89	0.44	(5.19)	(4.75)	—	—
Class R
Year Ended 5/31/2023	$27.65	0.79	(1.23)	(0.44)	(0.09)	(0.09)
Year Ended 5/31/2022	$29.30	0.21	(1.33)	(1.12)	(0.53)	(0.53)
Year Ended 5/31/2021(e)	$27.57	0.13	1.60	1.73	—	—
Year Ended 5/31/2020(e)	$29.56	0.20	(2.19)	(1.99)	—	—
Year Ended 5/31/2019(e)	$34.44	0.24	(5.12)	(4.88)	—	—

Notes to Consolidated Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	5/31/2023	5/31/2022	5/31/2021	5/31/2020	5/31/2019
Class A	0.05%	0.04%	0.01%	0.01%	0.02%
Advisor Class	0.05%	0.04%	0.01%	0.01%	0.02%
Class C	0.04%	0.04%	0.01%	0.01%	0.02%
Institutional Class	0.04%	0.04%	0.01%	0.01%	0.02%
Institutional 2 Class	0.04%	0.04%	0.01%	0.01%	0.02%
Institutional 3 Class	0.04%	0.04%	less than 0.01%	0.01%	0.02%
Class R	0.04%	0.04%	0.01%	0.01%	0.02%

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(f)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
46	Columbia Multi Strategy Alternatives Fund | Annual Report 2023

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2023	$27.99	(1.05%)	1.08%(c)	0.97%(c)	3.43%	660%	$7
Year Ended 5/31/2022	$28.54	(3.21%)	1.07%(c)	0.96%(c)	1.32%	352%	$7
Year Ended 5/31/2021(e)	$30.22	6.86%	1.03%(c),(f)	0.90%(c),(f)	0.79%	555%	$8
Year Ended 5/31/2020(e)	$28.27	(6.11%)	1.05%(c),(f)	0.88%(c),(f)	1.30%	789%	$14,960
Year Ended 5/31/2019(e)	$30.14	(13.65%)	1.06%(c)	0.84%(c)	1.38%	0%	$17,670
Class R
Year Ended 5/31/2023	$27.12	(1.61%)	1.66%(c)	1.55%(c),(d)	2.85%	660%	$7
Year Ended 5/31/2022	$27.65	(3.83%)	1.66%(c)	1.55%(c),(d)	0.74%	352%	$7
Year Ended 5/31/2021(e)	$29.30	6.31%	1.63%(c),(f)	1.51%(c),(f)	0.45%	555%	$7
Year Ended 5/31/2020(e)	$27.57	(6.77%)	1.63%(c),(f)	1.47%(c),(f)	0.71%	789%	$7
Year Ended 5/31/2019(e)	$29.56	(14.17%)	1.69%(c)	1.48%(c)	0.75%	0%	$7
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2023	47

Notes to Consolidated Financial Statements
May 31, 2023
Note 1. Organization
Columbia Multi Strategy Alternatives Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Basis for consolidation
CMSAF1 Offshore Fund, Ltd., CMSAF2 Offshore Fund, Ltd. and CMSAF3 Offshore Fund, Ltd. (each, a Subsidiary) are each a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. Each Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of each Subsidiary (the Articles), the Fund owns the sole issued share of each Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiaries, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiaries. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and each respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and each Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At May 31, 2023, the Subsidiary financial statement information is as follows:
	CMSAF1 Offshore Fund, Ltd.	CMSAF2 Offshore Fund, Ltd.	CMSAF3 Offshore Fund, Ltd.
% of consolidated fund net assets	1.85%	5.77%	2.91%
Net assets	$13,692,693	$42,670,340	$21,471,760
Net investment income (loss)	4,564	1,108,450	693,136
Net realized gain (loss)	264,205	2,038,349	1,530,908
Net change in unrealized appreciation (depreciation)	(1,141,324)	2,701,273	(1,008,397)
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiaries on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Consolidated Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
48	Columbia Multi Strategy Alternatives Fund | Annual Report 2023

Notes to Consolidated Financial Statements  (continued)
May 31, 2023
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange
Columbia Multi Strategy Alternatives Fund | Annual Report 2023	49

Notes to Consolidated Financial Statements  (continued)
May 31, 2023
rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a
50	Columbia Multi Strategy Alternatives Fund | Annual Report 2023

Notes to Consolidated Financial Statements  (continued)
May 31, 2023
party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another and to generate total return through long and short positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market, to manage exposure to the commodities market and to generate total return through long and short positions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its
Columbia Multi Strategy Alternatives Fund | Annual Report 2023	51

Notes to Consolidated Financial Statements  (continued)
May 31, 2023
margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to manage exposure to fluctuations in interest rates. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Consolidated Statement of Assets and Liabilities. Gain or loss is recognized in the Consolidated Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Consolidated Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Consolidated Statement of Operations.
52	Columbia Multi Strategy Alternatives Fund | Annual Report 2023

Notes to Consolidated Financial Statements  (continued)
May 31, 2023
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or CCP, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and  to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Consolidated Portfolio of Investments.
Columbia Multi Strategy Alternatives Fund | Annual Report 2023	53

Notes to Consolidated Financial Statements  (continued)
May 31, 2023
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Consolidated Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate and inflation rate swap contracts
The Fund entered into interest rate swap transactions and/or inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings, to gain exposure to or protect itself from market rate changes, to synthetically add or subtract principal exposure to a market and to manage long or short exposure to the total return on a reference index in return for periodic payments based on a fixed or variable interest rate. These instruments may be used for other purposes in future periods. An interest rate swap or inflation rate swap, as applicable, is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Total return swap contracts
The Fund entered into total return swap contracts to manage long or short exposure to the total return on a reference security index in return for periodic payments based on a fixed or variable interest rate. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.
Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses). Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. Total return swap contracts are subject to the risk that the counterparty may not fulfill its obligations under the contract. This risk is offset by the daily exchange of variation margin with the swap counterparty.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement
54	Columbia Multi Strategy Alternatives Fund | Annual Report 2023

Notes to Consolidated Financial Statements  (continued)
May 31, 2023
of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2023:
	Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	3,672,782*
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	535,971*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	48,127,094
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	3,627,246*
Interest rate risk	Investments, at value — Option contracts purchased	4,190,278
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	4,381,133*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	16,313,933*
Total		80,848,437

	Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	1,780,580*
Credit risk	Upfront receipts on swap contracts	2,255,101
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	7,932,705*
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	1,317,399*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	54,613,795
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	4,240,312*
Interest rate risk	Option contracts written, at value	1,078,010
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	4,094,869*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	13,385,268*
Total		90,698,039

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
Columbia Multi Strategy Alternatives Fund | Annual Report 2023	55

Notes to Consolidated Financial Statements  (continued)
May 31, 2023
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended May 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	4,100,730	—	—	—	4,100,730
Credit risk	—	—	—	—	(2,361,385)	(2,361,385)
Equity risk	—	3,900,415	—	—	(4,194,048)	(293,633)
Foreign exchange risk	10,309,157	—	—	—	—	10,309,157
Interest rate risk	—	(7,277,010)	(1,301,509)	(2,252,288)	2,489,900	(8,340,907)
Total	10,309,157	724,135	(1,301,509)	(2,252,288)	(4,065,533)	3,413,962

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	399,645	—	—	—	399,645
Credit risk	—	—	—	—	(2,414,456)	(2,414,456)
Equity risk	—	(10,344,086)	—	—	(1,354,869)	(11,698,955)
Foreign exchange risk	(14,244,110)	—	—	—	—	(14,244,110)
Interest rate risk	—	2,185,875	(2,066,592)	3,068,327	3,669,824	6,857,434
Total	(14,244,110)	(7,758,566)	(2,066,592)	3,068,327	(99,501)	(21,100,442)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2023:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	788,418,900
Futures contracts — short	1,066,963,491
Credit default swap contracts — buy protection	16,087,500
Credit default swap contracts — sell protection	22,637,500

Derivative instrument	Average value ($)*
Option contracts purchased	3,969,630
Option contracts written	(1,263,923)

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	52,607,046	(53,339,313)
Interest rate swap contracts	8,569,172	(8,993,116)
Total return swap contracts	518,119	(1,096,778)

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2023.
56	Columbia Multi Strategy Alternatives Fund | Annual Report 2023

Notes to Consolidated Financial Statements  (continued)
May 31, 2023
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income in the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income in the Consolidated Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk
Columbia Multi Strategy Alternatives Fund | Annual Report 2023	57

Notes to Consolidated Financial Statements  (continued)
May 31, 2023
because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
58	Columbia Multi Strategy Alternatives Fund | Annual Report 2023

Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2023:
	Barclays ($)	Citi ($)(a)	Citi ($)(a)	Goldman Sachs International ($)(a)	Goldman Sachs International ($)(a)	HSBC ($)	JPMorgan ($)(a)	JPMorgan ($)(a)	JPMorgan ($)(a)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Morgan Stanley International ($)	UBS ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	-	-	-	-	-	-	-	-	2,997	-	-	-	2,997
Centrally cleared interest rate swap contracts (b)	-	-	-	-	-	-	-	2,478,028	-	-	-	-	38,555	-	-	2,516,583
Forward foreign currency exchange contracts	88,686	22,659,163	13,547	-	6,126,289	18,279	-	-	-	15,644,413	-	-	-	-	3,576,717	48,127,094
Call option contracts purchased	-	-	3,411,758	-	-	-	-	-	-	-	497,400	-	-	-	-	3,909,158
Put option contracts purchased	-	-	-	-	-	-	-	-	-	-	281,120	-	-	-	-	281,120
OTC total return swap contracts (c)	-	-	-	-	-	-	55,188	-	-	-	-	-	-	-	-	55,188
OTC total return swap contracts on futures (c)	-	-	-	64,064	-	-	-	-	-	-	-	-	-	416,719	-	480,783
Total assets	88,686	22,659,163	3,425,305	64,064	6,126,289	18,279	55,188	2,478,028	-	15,644,413	778,520	2,997	38,555	416,719	3,576,717	55,372,923
Liabilities
Centrally cleared interest rate swap contracts (b)	-	-	-	-	-	-	-	4,290,041	-	-	-	-	60,377	-	-	4,350,418
Forward foreign currency exchange contracts	4,271,025	22,355,001	4,161,739	-	1,756,698	70	-	-	-	16,260,781	-	-	-	-	5,808,481	54,613,795
Call option contracts written	-	-	105	-	-	-	-	-	-	-	126	-	-	-	-	231
Put option contracts written	-	-	225,838	-	-	-	-	-	258,100	-	593,841	-	-	-	-	1,077,779
OTC credit default swap contracts (c)	-	-	-	-	-	-	-	-	-	-	3,991,564	-	-	-	-	3,991,564
OTC total return swap contracts (c)	-	-	-	-	-	-	507,510	-	-	-	-	-	-	-	-	507,510
OTC total return swap contracts on futures (c)	-	-	-	16,320	-	-	-	-	-	756,847	-	-	-	36,722	-	809,889
Total liabilities	4,271,025	22,355,001	4,387,682	16,320	1,756,698	70	507,510	4,290,041	258,100	17,017,628	4,585,531	-	60,377	36,722	5,808,481	65,351,186
Total financial and derivative net assets	(4,182,339)	304,162	(962,377)	47,744	4,369,591	18,209	(452,322)	(1,812,013)	(258,100)	(1,373,215)	(3,807,011)	2,997	(21,822)	379,997	(2,231,764)	(9,978,263)
Total collateral received (pledged) (d)	-	-	-	-	-	-	(452,322)	(1,812,013)	(258,100)	(1,373,215)	(3,807,011)	-	(21,822)		-	(7,724,483)
Net amount (e)	(4,182,339)	304,162	(962,377)	47,744	4,369,591	18,209	-	-	-	-	-	2,997	-	379,997	(2,231,764)	(2,253,780)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin in the Consolidated Statement of Assets and Liabilities.
(c)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Notes to Consolidated Financial Statements  (continued)
May 31, 2023
Columbia Multi Strategy Alternatives Fund | Annual Report 2023	59

Notes to Consolidated Financial Statements  (continued)
May 31, 2023
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
60	Columbia Multi Strategy Alternatives Fund | Annual Report 2023

Notes to Consolidated Financial Statements  (continued)
May 31, 2023
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.96% to 0.93% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2023 was 0.96% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with AQR Capital Management, LLC and PGIM Quantitative Solutions LLC, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
In addition, the Fund’s Board of Trustees has approved a Subadvisory Agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of May 31, 2023, Threadneedle is not providing services to the Fund pursuant to the Subadvisory Agreement.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Consolidated Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Consolidated Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Columbia Multi Strategy Alternatives Fund | Annual Report 2023	61

Notes to Consolidated Financial Statements  (continued)
May 31, 2023
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.07
Institutional 3 Class	0.02
Class R	0.11
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Consolidated Statement of Operations. For the year ended May 31, 2023, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
62	Columbia Multi Strategy Alternatives Fund | Annual Report 2023

Notes to Consolidated Financial Statements  (continued)
May 31, 2023
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended May 31, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	5,126
Class C	—	1.00(b)	8,390

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2022 through September 30, 2023	Prior to October 1, 2022
Class A	1.27%	1.27%
Advisor Class	1.02	1.02
Class C	2.02	2.02
Institutional Class	1.02	1.02
Institutional 2 Class	0.97	0.98
Institutional 3 Class	0.92	0.93
Class R	1.52	1.52
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2023, these differences were primarily due to differing treatment for foreign currency transactions, derivative investments, swap investments, tax straddles, principal and/or interest from fixed income securities, late-year ordinary losses, capital loss carryforwards, trustees’ deferred compensation, non-deductible expenses, investments in commodity
Columbia Multi Strategy Alternatives Fund | Annual Report 2023	63

Notes to Consolidated Financial Statements  (continued)
May 31, 2023
subsidiaries and investments in partnerships and/or grantor trusts. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
2,056,548	(1,878,003)	(178,545)
Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2023			Year Ended May 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
5,945,443	—	5,945,443	19,542,084	—	19,542,084
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
—	—	(70,345,308)	(81,197,682)
At May 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
959,816,024	—	(81,197,682)	(81,197,682)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended May 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(39,810,397)	(30,534,911)	(70,345,308)	—
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2023, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on June 1, 2023.
Late year ordinary losses ($)	Post-October capital losses ($)
2,100,794	—
64	Columbia Multi Strategy Alternatives Fund | Annual Report 2023

Notes to Consolidated Financial Statements  (continued)
May 31, 2023
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,638,684,571 and $2,496,301,705, respectively, for the year ended May 31, 2023, of which $2,564,265,969 and $2,380,571,582, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Consolidated Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	7,014,286	4.25	7
Interest income earned by the Fund is recorded as interfund lending in the Consolidated Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. This agreement expires annually in October unless extended or
Columbia Multi Strategy Alternatives Fund | Annual Report 2023	65

Notes to Consolidated Financial Statements  (continued)
May 31, 2023
renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended May 31, 2023.
Note 9. Significant risks
Alternative strategies investment risk
An investment in alternative investment strategies (Alternative Strategies) involves risks, which may be significant. Alternative Strategies may include strategies, instruments or other assets, such as derivatives, that seek investment returns uncorrelated with the broad equity and fixed income/debt markets, as well as those providing exposure to other markets (such as commodity markets), including but not limited to absolute (positive) return strategies. Alternative Strategies may fail to achieve their desired performance, market or other exposure, or their returns (or lack thereof) may be more correlated with the broad equity and/or fixed income/debt markets than was anticipated, and the Fund may lose money.
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Foreign currency risk
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
66	Columbia Multi Strategy Alternatives Fund | Annual Report 2023

Notes to Consolidated Financial Statements  (continued)
May 31, 2023
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the Fund’s net asset value and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority and the ICE Benchmark Administration have announced that a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. A subset of non-U.S. dollar LIBOR settings is continuing to be published on a “synthetic” basis and it is possible that a subset of U.S. dollar LIBOR settings will also be published after June 30, 2023 on a “synthetic” basis. Any such publications are, or would be considered, non-representative of the underlying market. Markets are slowly developing in response to the elimination of LIBOR. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become more settled. Alternatives to LIBOR have been established or are in development in most major currencies, including the Secured Overnight Financing Rate (SOFR), which the U.S. Federal Reserve is promoting as the alternative reference rate to U.S. dollar LIBOR.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international
Columbia Multi Strategy Alternatives Fund | Annual Report 2023	67

Notes to Consolidated Financial Statements  (continued)
May 31, 2023
sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At May 31, 2023, affiliated shareholders of record owned 94.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
68	Columbia Multi Strategy Alternatives Fund | Annual Report 2023

Notes to Consolidated Financial Statements  (continued)
May 31, 2023
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Multi Strategy Alternatives Fund | Annual Report 2023	69

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Multi Strategy Alternatives Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Columbia Multi Strategy Alternatives Fund and its subsidiaries (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of May 31, 2023, the related consolidated statement of operations for the year ended May 31, 2023, the consolidated statement of changes in net assets for each of the two years in the period ended May 31, 2023, including the related notes, and the consolidated financial highlights for each of the five years in the period ended May 31, 2023 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2023 and the financial highlights for each of the five years in the period ended May 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 21, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
70	Columbia Multi Strategy Alternatives Fund | Annual Report 2023

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	174	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	174	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Columbia Multi Strategy Alternatives Fund | Annual Report 2023	71

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	174	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	172	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	172	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
72	Columbia Multi Strategy Alternatives Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	174	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	174	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	174	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	172	None
Columbia Multi Strategy Alternatives Fund | Annual Report 2023	73

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	172	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	174	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	172	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
74	Columbia Multi Strategy Alternatives Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	174	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	174	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Multi Strategy Alternatives Fund | Annual Report 2023	75

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
76	Columbia Multi Strategy Alternatives Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022, through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Multi Strategy Alternatives Fund | Annual Report 2023	77

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Columbia Multi Strategy Alternatives Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN259_05_N01_(07/23)

Annual Report
May 31, 2023
Columbia Adaptive Risk Allocation Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Adaptive Risk Allocation Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Adaptive Risk Allocation Fund  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund pursues consistent total returns by seeking to allocate risks across multiple asset classes.
Portfolio management
Joshua Kutin, CFA
Lead Portfolio Manager
Managed Fund since 2015
Alexander Wilkinson, CFA, CAIA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended May 31, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/19/12	-5.79	3.14	4.03
	Including sales charges		-11.19	1.92	3.42
Advisor Class*		10/01/14	-5.52	3.40	4.26
Class C	Excluding sales charges	06/19/12	-6.37	2.38	3.25
	Including sales charges		-7.24	2.38	3.25
Institutional Class		06/19/12	-5.52	3.40	4.30
Institutional 2 Class		06/19/12	-5.60	3.39	4.33
Institutional 3 Class*		10/01/14	-5.47	3.45	4.33
Class R		06/19/12	-6.02	2.88	3.77
Modified Blended Benchmark			-1.12	3.81	4.86
New Blended Benchmark			1.44	5.48	6.38
FTSE Three-Month U.S. Treasury Bill Index			3.38	1.51	0.94
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility.  Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Modified Blended Benchmark consists of 60% MSCI ACWI (Net) and 40% Bloomberg Global Aggregate Bond Index.
The New Blended Benchmark consists of 60% MSCI ACWI (Net) Hedged to DM Currencies and 40% Bloomberg Global Aggregate Bond Hedged Index.
The Bloomberg Global Aggregate Bond Index is a broad-based benchmark that measures the global investment-grade fixed-rate debt markets.
The Bloomberg Global Aggregate Bond Index Hedged is an unmanaged index that is comprised of several other Bloomberg indexes that measure fixed income performance of regions around the world while hedging the currency back to the US dollar.
The MSCI ACWI (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI ACWI (Net) captures large, mid, small and micro cap representation across 23 developed markets countries and large, mid and small cap representation across 23 emerging markets countries.
The MSCI ACWI (Net) Hedged to DM Currencies Index represents a close estimation of the performance that can be achieved by hedging the currency exposures of all developed market exposures of its parent index, the MSCI ACWI, to the USD, the “home” currency for the hedged index. The index is 100% hedged to the USD of developed market currencies by selling each foreign currency forward at the one-month Forward weight. The parent index is composed of large and mid cap stocks across 23 Developed Markets (DM) countries and 24 Emerging Markets (EM) countries.
The FTSE Three-Month U.S. Treasury Bill Index is an unmanaged index that represents the performance of three-month Treasury bills and reflects reinvestment of all distributions and changes in market prices.
Columbia Adaptive Risk Allocation Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI Index (Net) and MSCI ACWI Index (Net) Hedged to DM Currencies, which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Performance of a hypothetical $10,000 investment (May 31, 2013 — May 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Adaptive Risk Allocation Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2023)
Alternative Strategies Funds	4.6
Common Stocks	4.6
Foreign Government Obligations	12.0
Inflation-Indexed Bonds	10.8
Money Market Funds(a)	41.7
Multi-Asset/Tactical Strategies Funds	0.2
Residential Mortgage-Backed Securities - Agency	6.8
U.S. Treasury Obligations	19.3
Total	100.0

(a)	Includes investments in Money Market Funds, including investing for the purpose of covering obligations relating to the Fund’s investment in derivatives. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and the derivative instruments discussion in Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Market exposure by asset class categories (%)(a) (at May 31, 2023)
Equity Assets	40.1
Inflation-Hedging Assets	16.8
Spread Assets	38.6
Interest Rate Assets	50.1
(a) Percentages are based upon net assets. The percentages do not equal 100% due to the effects of leverage within the Fund’s portfolio. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. The Fund’s portfolio composition and its market exposure are subject to change. Inflation-Hedging Assets may include, but are not limited to, direct or indirect investments in commodity-related investments, including certain types of commodities-linked derivatives and notes, and U.S. and non-U.S. inflation-linked bonds. Interest Rate Assets generally include fixed-income securities issued by U.S. and non-U.S. governments. Spread Assets generally include any other fixed-income securities.

4	Columbia Adaptive Risk Allocation Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended May 31, 2023, Class A shares of Columbia Adaptive Risk Allocation Fund returned -5.79% excluding sales charges. The Fund underperformed its Modified Blended Benchmark (consisting of 60% MSCI ACWI Index (Net) and 40% Bloomberg Global Aggregate Bond Index), which returned -1.12% for the same time period. The Fund also underperformed its New Blended Benchmark (consisting of 60% MSCI ACWI Index (Net) Hedged to DM Currencies and 40% Bloomberg Global Aggregate Bond Hedged Index), which returned 1.44% for the same time period. To compare, the FTSE Three-Month U.S. Treasury Bill Index returned 3.38% during the annual period. The Fund takes a risk-based approach to allocating assets across four primary segments of global capital markets – global equities, interest rate related fixed income, spread related fixed income, and inflation-hedged assets.
Market overview
During the reporting period, the global economy grew despite elevated fears of a possible recession in many developed economies. Fears of a future economic slowdown in the United States were amplified by the aggressive policy tightening of the U.S. Federal Reserve (Fed), which hiked its policy rate by 4.25% over the reporting period as U.S. inflation accelerated to a four decade high of 9.1% by June 2022.  Through May 2023, the rate of year-over-year U.S. inflation had decelerated to 4.9%, a meaningful reduction, though still considerably higher than the Fed’s 2% inflation target. With the exception of Japan, inflation pressures in developed markets outside the United States also prompted aggressive monetary tightening, heightening fears that such tightening would contribute to an economic slowdown or recession.
Global markets during the reporting period were largely driven by the rapidly evolving monetary policy environment and the outlook for when central bank interest rate increases might give way to a pause in tightening or possibly an easing of policy if inflation decelerated enough or a recession ensued, or both. Global equity markets, as measured by the MSCI World Index (Net), advanced by 2.07% over the reporting period with an 8.52% gain in the first five months of 2023 more than offsetting a 5.95% decline in the final seven months of 2022. Global government bond yields rose materially over the reporting period, with the largest increases in yield occurring on the front end of the yield curve. The rapid rise in short rates and more modest increases in longer rate resulted in a sharply inverted U.S. yield curve.
The Bloomberg Commodity Index Total Return declined by 22.48% over the reporting period as a surge in commodity prices in the first five months of 2022, gave way to a bear market, led by a sharp selloff in energy commodities. During the reporting period, the U.S. dollar advanced as much as 12% through late September 2022 before declining through much of the rest of the reporting period as expectations for further tightening by the Fed were dialed back and eventual easing priced in.
The Fund’s notable detractors during the period
•	Weak performance from interest-rate-related fixed income (global government bonds) detracted from Fund performance during the period.
•	Negative returns from commodity-related investments also weighed on the Fund’s results. As noted above, commodities delivered double-digit negative performance during the period.
•	Returns from Treasury inflation-protected securities (TIPS) were challenged during a period where real rates shifted from widely negative to positive. The Bloomberg Global Inflation-Linked Bond Index (Unhedged) was down 10.43% during the period.
The Fund’s notable contributors during the period
•	The largest contributor to relative performance over the past year came from the adaptive market state classification design feature associated with the investment strategy.
○	The adaptive feature – where a market state is determined between either capital preservation, neutral, bullish, or highly bullish states – is estimated to have delivered over 50 basis points of excess return for the strategy, versus a static neutral policy risk allocation. (A basis point is 1/100 of a percent.)
•	An underweighted tactical allocation to real estate investment trusts (REITs) contributed, as real estate-related securities struggled during the period. The FTSE Nareit All REITs Index returned -15.69% over the 12-month period that ended May 31, 2023.
Columbia Adaptive Risk Allocation Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Strong security selection within the REIT segment of the portfolio also helped boost relative returns and offset some of the aforementioned challenged absolute returns generated by the REIT space overall.
Derivative usage
During the annual period, the Fund used futures (including bond, currency, equity, index and interest rate futures), currency forwards and swaps (including credit default, credit default swap index, interest rate and total return swaps). The Fund used derivatives for both hedging and non-hedging purposes, including, for example, seeking to enhance returns or as a substitute for a position in an underlying asset. The Fund also used derivatives to manage its overall risk exposure and to obtain leverage (market exposure in excess of the Fund’s assets) within certain asset classes and during certain market environments in seeking to maintain attractive expected risk-adjusted returns while adhering to the Fund’s risk allocation framework. The use of derivatives allows the Fund to pursue its risk allocation objectives. On a stand-alone basis, the net usage of derivatives during the period had a negative impact on Fund performance.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund’s investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. Asset allocation does not assure a profit or protect against loss. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Short positions (where the underlying asset is not owned) can create unlimited risk. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investment in or exposure to foreign currencies subjects the Fund to currency fluctuation and risk of loss. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Interest payments on inflation-protected securities may be more volatile than interest paid on ordinary bonds. In periods of deflation, these securities provide no income. Investments selected using quantitative methods may perform differently from the market as a whole and may not enable the Fund to achieve its objective. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Adaptive Risk Allocation Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2022 — May 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	984.80	1,019.85	5.05	5.14	1.02
Advisor Class	1,000.00	1,000.00	986.50	1,021.09	3.81	3.88	0.77
Class C	1,000.00	1,000.00	981.20	1,016.11	8.74	8.90	1.77
Institutional Class	1,000.00	1,000.00	986.50	1,021.09	3.81	3.88	0.77
Institutional 2 Class	1,000.00	1,000.00	985.50	1,021.09	3.81	3.88	0.77
Institutional 3 Class	1,000.00	1,000.00	986.80	1,021.29	3.62	3.68	0.73
Class R	1,000.00	1,000.00	983.00	1,018.60	6.28	6.39	1.27
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Adaptive Risk Allocation Fund | Annual Report 2023	7

Portfolio of Investments
May 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 5.0%
	Shares	Value ($)
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	18,680,504	175,783,540
Total Alternative Strategies Funds (Cost $194,072,565)		175,783,540

Common Stocks 5.0%
Issuer	Shares	Value ($)
Consumer Discretionary 0.1%
Hotels, Restaurants & Leisure 0.1%
Marriott International, Inc., Class A	19,689	3,303,617
Total Consumer Discretionary		3,303,617
Real Estate 4.9%
Health Care REITs 0.4%
Healthpeak Properties, Inc.	106,199	2,119,732
Welltower, Inc.	141,617	10,566,044
Total		12,685,776
Hotel & Resort REITs 0.0%
Host Hotels & Resorts, Inc.	118,267	1,963,232
Industrial REITs 1.0%
First Industrial Realty Trust, Inc.	115,779	6,018,192
Prologis, Inc.	226,901	28,260,520
Total		34,278,712
Office REITs 0.2%
Alexandria Real Estate Equities, Inc.	54,751	6,212,049
Residential REITs 1.3%
American Homes 4 Rent, Class A	172,693	5,919,916
AvalonBay Communities, Inc.	47,891	8,332,076
Camden Property Trust	33,997	3,551,667
Centerspace	46,484	2,733,724
Equity LifeStyle Properties, Inc.	131,718	8,320,626
Invitation Homes, Inc.	243,354	8,244,833
Sun Communities, Inc.	38,658	4,895,263
UDR, Inc.	77,009	3,054,947
Total		45,053,052
Common Stocks (continued)
Issuer	Shares	Value ($)
Retail REITs 0.8%
Brixmor Property Group, Inc.	274,447	5,497,174
Federal Realty Investment Trust	54,038	4,766,152
Realty Income Corp.	102,148	6,071,677
Simon Property Group, Inc.	73,731	7,752,815
SITE Centers Corp.	151,770	1,809,098
Tanger Factory Outlet Centers, Inc.	209,198	4,261,363
Total		30,158,279
Specialized REITs 1.2%
American Tower Corp.	18,020	3,323,609
Equinix, Inc.	20,528	15,304,650
Extra Space Storage, Inc.	40,821	5,889,246
Gaming and Leisure Properties, Inc.	126,431	6,086,388
Lamar Advertising Co., Class A	35,363	3,178,426
Life Storage, Inc.	78,002	9,936,675
Total		43,718,994
Total Real Estate		174,070,094
Total Common Stocks (Cost $184,791,907)		177,373,711

Foreign Government Obligations(b),(c) 13.1%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Austria 0.5%
Republic of Austria Government Bond(d),(e)
02/20/2030	0.000%	EUR	8,021,000	7,128,463
Republic of Austria Government Bond(d)
05/23/2034	2.400%	EUR	9,784,000	9,909,888
Total				17,038,351
Belgium 1.3%
Kingdom of Belgium Government Bond(d)
06/22/2031	1.000%	EUR	7,756,000	7,222,971
04/22/2033	1.250%	EUR	6,559,000	6,051,957
06/22/2033	3.000%	EUR	25,500,000	27,344,445
03/28/2035	5.000%	EUR	5,372,000	6,806,448
Total				47,425,821
China 1.3%
China Development Bank
07/18/2032	2.960%	CNY	110,000,000	15,541,599
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Adaptive Risk Allocation Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Foreign Government Obligations(b),(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
China Government Bond
11/21/2029	3.130%	CNY	38,350,000	5,560,682
05/21/2030	2.680%	CNY	52,200,000	7,344,509
05/15/2032	2.760%	CNY	110,000,000	15,487,630
Total				43,934,420
France 1.3%
French Republic Government Bond OAT(d),(e)
11/25/2030	0.000%	EUR	12,178,000	10,685,700
French Republic Government Bond OAT(d)
05/25/2033	3.000%	EUR	20,300,000	21,992,904
05/25/2036	1.250%	EUR	7,807,000	6,746,416
05/25/2045	3.250%	EUR	4,695,464	5,006,401
Total				44,431,421
Italy 1.2%
Italy Buoni Poliennali Del Tesoro(d)
05/01/2031	6.000%	EUR	9,990,000	12,261,603
05/01/2033	4.400%	EUR	21,553,000	23,713,246
02/01/2037	4.000%	EUR	7,350,000	7,609,340
Total				43,584,189
Japan 4.5%
Japan Government 10-Year Bond
06/20/2031	0.100%	JPY	2,812,450,000	19,845,415
Japan Government 20-Year Bond
06/20/2041	0.400%	JPY	1,417,800,000	9,231,059
09/20/2041	0.500%	JPY	1,391,000,000	9,200,058
03/20/2042	0.800%	JPY	1,325,400,000	9,219,154
03/20/2043	1.100%	JPY	4,088,000,000	29,715,572
Japan Government 30-Year Bond
06/20/2050	0.600%	JPY	1,068,800,000	6,519,346
06/20/2051	0.700%	JPY	1,028,650,000	6,392,922
09/20/2051	0.700%	JPY	1,022,300,000	6,344,056
12/20/2051	0.700%	JPY	1,015,450,000	6,300,372
03/20/2052	1.000%	JPY	968,200,000	6,498,732
03/20/2053	1.400%	JPY	3,042,000,000	22,497,372
Japan Government 40-Year Bond
03/20/2063	1.300%	JPY	2,573,000,000	17,873,693
Japan Government Twenty-Year Bond
06/20/2042	0.900%	JPY	1,299,700,000	9,186,568
Total				158,824,319
Netherlands 1.1%
Netherlands Government Bond(d)
07/15/2026	0.500%	EUR	25,223,000	25,281,930
Netherlands Government Bond(d),(e)
07/15/2031	0.000%	EUR	14,666,000	12,798,173
Total				38,080,103
Foreign Government Obligations(b),(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Spain 1.5%
Spain Government Bond
07/30/2032	5.750%	EUR	9,077,000	11,649,881
Spain Government Bond(d)
04/30/2033	3.150%	EUR	29,660,000	31,226,435
07/30/2035	1.850%	EUR	9,888,000	8,868,354
07/30/2041	4.700%	EUR	2,073,000	2,483,881
Total				54,228,551
United Kingdom 0.4%
United Kingdom Gilt(d)
10/22/2028	1.625%	GBP	10,885,000	11,938,737
01/22/2045	3.500%	GBP	3,257,133	3,483,998
Total				15,422,735
Total Foreign Government Obligations (Cost $526,180,333)				462,969,910

Inflation-Indexed Bonds(b) 11.8%

Australia 0.4%
Australia Government Bond(d)
11/21/2027	0.750%	AUD	4,710,476	3,068,381
08/21/2035	2.000%	AUD	3,794,040	2,667,711
08/21/2040	1.250%	AUD	2,326,490	1,462,643
Australia Government Index-Linked Bond(d)
09/20/2025	3.000%	AUD	11,173,094	7,732,533
Total				14,931,268
Canada 0.1%
Canadian Government Real Return Bond
12/01/2031	4.000%	CAD	2,158,302	1,923,902
12/01/2036	3.000%	CAD	1,465,669	1,283,968
12/01/2041	2.000%	CAD	1,178,519	942,938
Total				4,150,808
France 1.4%
France Government Bond OAT(d)
07/25/2030	0.700%	EUR	18,565,913	20,548,497
07/25/2032	3.150%	EUR	10,106,153	13,562,387
French Republic Government Bond OAT(d)
07/25/2036	0.100%	EUR	5,149,852	5,211,780
07/25/2040	1.800%	EUR	7,287,814	9,358,572
Total				48,681,236
Germany 0.7%
Bundesrepublik Deutschland Bundesobligation Inflation-Linked Bond(d)
04/15/2030	0.500%	EUR	21,240,222	23,542,290

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
May 31, 2023
Inflation-Indexed Bonds(b) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Italy 0.8%
Italy Buoni Poliennali Del Tesoro(d)
09/15/2026	3.100%	EUR	2,567,144	2,921,134
05/15/2028	1.300%	EUR	9,396,264	9,967,198
09/15/2035	2.350%	EUR	8,233,043	9,202,117
09/15/2041	2.550%	EUR	6,810,598	7,901,960
Total				29,992,409
Japan 0.4%
Japanese Government CPI-Linked Bond
03/10/2029	0.100%	JPY	1,700,417,100	12,871,312
Spain 0.2%
Spain Government Inflation-Linked Bond(d)
11/30/2033	0.700%	EUR	7,328,936	7,546,400
Sweden 0.2%
Sweden Inflation-Linked Bond(d)
06/01/2032	0.125%	SEK	66,600,924	5,932,137
United Kingdom 3.3%
United Kingdom Gilt Inflation-Linked Bond(d)
03/22/2029	0.125%	GBP	15,257,505	18,508,505
03/22/2034	0.750%	GBP	14,932,853	18,755,658
11/22/2037	1.125%	GBP	12,226,520	15,827,396
03/22/2044	0.125%	GBP	14,386,715	14,692,229
11/22/2047	0.750%	GBP	11,487,905	13,149,572
03/22/2050	0.500%	GBP	7,528,106	8,035,085
03/22/2052	0.250%	GBP	11,327,738	11,168,954
11/22/2056	0.125%	GBP	8,732,115	8,109,093
11/22/2065	0.125%	GBP	5,075,944	4,568,074
03/22/2068	0.125%	GBP	3,802,868	3,395,674
Total				116,210,240
United States 4.3%
U.S. Treasury Inflation-Indexed Bond
07/15/2027	0.375%		16,805,854	15,936,477
01/15/2028	0.500%		19,281,211	18,243,343
01/15/2029	0.875%		25,245,230	24,230,018
07/15/2029	0.250%		12,405,340	11,484,753
07/15/2030	0.125%		18,746,529	17,030,025
04/15/2032	3.375%		19,215,424	22,154,085
02/15/2042	0.750%		11,119,116	9,457,373
02/15/2043	0.625%		10,606,434	8,702,219
02/15/2045	0.750%		11,296,327	9,341,722
02/15/2048	1.000%		10,532,606	9,072,860
02/15/2050	0.250%		12,386,017	8,636,573
Total				154,289,448
Total Inflation-Indexed Bonds (Cost $535,137,044)				418,147,548
Multi-Asset/Tactical Strategies Funds 0.2%
	Shares	Value ($)
Columbia Solutions Aggressive Portfolio(a)	141,672	1,120,628
Columbia Solutions Conservative Portfolio(a)	704,777	6,272,511
Total Multi-Asset/Tactical Strategies Funds (Cost $8,965,031)		7,393,139

Residential Mortgage-Backed Securities - Agency 7.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association TBA(f)
06/20/2053	3.000%	32,350,000	29,114,368
06/20/2053	3.500%	23,150,000	21,474,338
06/20/2053	4.000%	15,220,000	14,463,756
Uniform Mortgage-Backed Security TBA(f)
06/15/2038	2.500%	19,148,328	17,621,698
06/15/2038- 06/13/2053	3.000%	77,600,000	69,476,179
06/13/2053	3.500%	47,900,000	44,006,254
06/13/2053	4.000%	41,840,000	39,525,725
06/13/2053	4.500%	29,600,000	28,669,797
Total Residential Mortgage-Backed Securities - Agency (Cost $269,141,742)			264,352,115

U.S. Treasury Obligations 21.0%

U.S. Treasury
10/31/2026	1.125%	43,400,000	39,494,000
06/30/2028	1.250%	33,248,000	29,362,140
09/30/2028	1.250%	35,892,800	31,518,365
10/31/2028	1.375%	37,483,000	33,087,533
11/30/2028	1.500%	34,742,000	30,833,525
04/30/2029	2.875%	39,089,000	37,238,380
05/15/2029	2.375%	28,507,000	26,406,836
08/15/2029	1.625%	28,483,500	25,225,700
05/31/2030	3.750%	230,600,000	231,320,625
08/15/2030	0.625%	26,810,000	21,682,588
02/15/2031	1.125%	24,922,000	20,833,234
08/15/2031	1.250%	31,458,000	26,169,124
11/15/2031	1.375%	26,522,000	22,174,878
05/15/2033	3.375%	173,400,000	169,688,156
Total U.S. Treasury Obligations (Cost $791,813,383)			745,035,084

Money Market Funds 45.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.241%(a),(g)	1,613,690,830	1,612,883,985
Total Money Market Funds (Cost $1,613,078,208)		1,612,883,985
Total Investments in Securities (Cost: $4,123,180,213)		3,863,939,032
Other Assets & Liabilities, Net		(325,093,330)
Net Assets		3,538,845,702

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Adaptive Risk Allocation Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
At May 31, 2023, securities and/or cash totaling $259,669,293 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
10,994,000 SGD	8,174,452 USD	Barclays	06/27/2023	37,477	—
10,891,336 USD	118,000,000 SEK	Barclays	06/27/2023	—	(2,131)
4,226,975 USD	5,712,000 SGD	Barclays	06/27/2023	640	—
69,308,000 CHF	77,413,158 USD	Citi	06/27/2023	1,083,323	—
445,410,296 EUR	482,368,215 USD	Citi	06/27/2023	5,556,493	—
35,143,541,280 JPY	255,112,192 USD	Citi	06/27/2023	1,863,827	—
9,808,000,000 JPY	70,626,697 USD	Citi	06/27/2023	—	(50,869)
24,220,607 USD	37,200,000 AUD	Citi	06/27/2023	—	(307)
70,483,439 USD	9,780,000,000 JPY	Citi	06/27/2023	—	(7,644)
98,327,000 AUD	65,416,953 USD	Goldman Sachs International	06/27/2023	1,397,882	—
110,000,000 EUR	117,753,900 USD	Goldman Sachs International	06/27/2023	—	(1,100)
197,948,265 GBP	246,275,355 USD	Goldman Sachs International	06/27/2023	—	(99,304)
132,215,000 HKD	16,901,886 USD	Goldman Sachs International	06/27/2023	6,460	—
110,782,620 USD	103,525,000 EUR	Goldman Sachs International	06/27/2023	40,892	—
9,024,992 USD	7,254,000 GBP	Goldman Sachs International	06/27/2023	3,639	—
328,286,000 CNY	46,785,714 USD	HSBC	06/27/2023	490,511	—
9,201,817 USD	72,000,000 HKD	HSBC	06/27/2023	—	(1,116)
138,077 USD	2,489,000 MXN	Morgan Stanley	06/27/2023	1,856	—
13,870,000 ZAR	717,749 USD	Morgan Stanley	06/27/2023	16,109	—
6,372,000 CAD	4,717,469 USD	State Street	06/27/2023	20,317	—
35,023,955 USD	31,800,000 CHF	State Street	06/27/2023	—	(2,186)
137,203,000 DKK	19,957,961 USD	UBS	06/27/2023	228,740	—
45,698,000 NOK	4,205,634 USD	UBS	06/27/2023	83,593	—
204,000 NZD	127,995 USD	UBS	06/27/2023	5,139	—
293,810,000 SEK	27,908,810 USD	UBS	06/27/2023	795,614	—
9,915,189 USD	69,000,000 DKK	UBS	06/27/2023	6,724	—
52,369,701 USD	42,075,000 GBP	UBS	06/27/2023	—	(1,402)
17,922,675 USD	194,746,000 NOK	UBS	06/27/2023	—	(356,238)
18,486,450 USD	29,464,000 NZD	UBS	06/27/2023	—	(742,247)
Total				11,639,236	(1,264,544)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Australian 10-Year Bond	249	06/2023	AUD	29,858,265	43,902	—
Canadian Government 10-Year Bond	8	09/2023	CAD	989,360	—	(12)
Euro-Bobl	82	06/2023	EUR	9,687,480	253,734	—
Euro-BTP	325	06/2023	EUR	37,687,000	660,087	—
Euro-Bund	371	06/2023	EUR	50,474,550	842,249	—
Euro-Buxl 30-Year	50	06/2023	EUR	6,935,000	81,526	—
Euro-OAT	382	06/2023	EUR	49,866,280	573,018	—
Long Gilt	800	09/2023	GBP	77,432,000	105,510	—
MSCI EAFE Index	35	06/2023	USD	3,593,450	27,550	—
MSCI EAFE Index	3,034	06/2023	USD	311,500,780	—	(14,601,289)
MSCI Emerging Markets Index	3,460	06/2023	USD	165,526,400	—	(4,083,523)
Russell 2000 Index E-mini	403	06/2023	USD	35,298,770	—	(1,156,207)
S&P 500 Index E-mini	3,584	06/2023	USD	750,937,600	429,708	—
S&P 500 Index E-mini	21	06/2023	USD	4,400,025	—	(35,277)
S&P/TSX 60 Index	203	06/2023	CAD	47,769,960	—	(2,123,615)
U.S. Treasury 10-Year Note	175	09/2023	USD	20,032,031	11,994	—
U.S. Treasury 10-Year Note	1,112	09/2023	USD	127,289,250	—	(14,486)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2023	11

Portfolio of Investments  (continued)
May 31, 2023
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 5-Year Note	845	09/2023	USD	92,171,016	—	(3,505)
U.S. Treasury Ultra 10-Year Note	819	09/2023	USD	98,651,109	513,639	—
Total					3,542,917	(22,017,914)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
FTSE 100 Index	(715)	06/2023	GBP	(53,281,800)	2,288,656	—
FTSE 100 Index	(47)	06/2023	GBP	(3,502,440)	—	(70,191)
Japanese 10-Year Government Bond	(50)	06/2023	JPY	(7,430,000,000)	—	(1,178,478)
Total					2,288,656	(1,248,669)

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX Emerging Markets Index, Series 39	Morgan Stanley	06/20/2028	1.000	Quarterly	2.466	USD	215,727,000	1,440,751	—	—	1,440,751	—
Markit CDX Emerging Markets Index, Series 39	Morgan Stanley	06/20/2028	1.000	Quarterly	2.466	USD	49,200,000	(26,291)	—	—	—	(26,291)
Markit CDX North America High Yield Index, Series 40	Morgan Stanley	06/20/2028	5.000	Quarterly	4.709	USD	452,116,000	9,100,850	—	—	9,100,850	—
Markit CDX North America Investment Grade Index, Series 40	Morgan Stanley	06/20/2028	1.000	Quarterly	0.749	USD	386,058,000	2,703,195	—	—	2,703,195	—
Total								13,218,505	—	—	13,244,796	(26,291)
* Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Adaptive Risk Allocation Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Commodity Strategy Fund, Institutional 3 Class
	164,977,710	324,490,317	(262,114,861)	(51,569,626)	175,783,540	—	(42,574,691)	36,801,805	18,680,504
Columbia Short-Term Cash Fund, 5.241%
	1,466,080,213	3,962,146,034	(3,815,291,479)	(50,783)	1,612,883,985	—	(62,120)	51,411,445	1,613,690,830
Columbia Solutions Aggressive Portfolio
	1,162,360	94,688	—	(136,420)	1,120,628	—	—	94,688	141,672
Columbia Solutions Conservative Portfolio
	6,313,677	295,609	—	(336,775)	6,272,511	—	—	295,609	704,777
Total	1,638,533,960			(52,093,604)	1,796,060,664	—	(42,636,811)	88,603,547

(b)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(c)	Principal and interest may not be guaranteed by a governmental entity.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At May 31, 2023, the total value of these securities amounted to $495,397,270, which represents 14.00% of total net assets.
(e)	Zero coupon bond.
(f)	Represents a security purchased on a when-issued basis.
(g)	The rate shown is the seven-day current annualized yield at May 31, 2023.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
CNY	China Yuan Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
ZAR	South African Rand
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2023	13

Portfolio of Investments  (continued)
May 31, 2023
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Solutions Portfolios serve as investment vehicles for the Columbia Adaptive Retirement Funds and each pursues consistent total returns by seeking to allocate risks across multiple asset classes. Investments in the Columbia Solutions Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	175,783,540	—	—	—	175,783,540
Common Stocks
Consumer Discretionary	3,303,617	—	—	—	3,303,617
Real Estate	174,070,094	—	—	—	174,070,094
Total Common Stocks	177,373,711	—	—	—	177,373,711
Foreign Government Obligations	—	462,969,910	—	—	462,969,910
Inflation-Indexed Bonds	—	418,147,548	—	—	418,147,548
Multi-Asset/Tactical Strategies Funds	—	—	—	7,393,139	7,393,139
Residential Mortgage-Backed Securities - Agency	—	264,352,115	—	—	264,352,115
U.S. Treasury Obligations	—	745,035,084	—	—	745,035,084
Money Market Funds	1,612,883,985	—	—	—	1,612,883,985
Total Investments in Securities	1,966,041,236	1,890,504,657	—	7,393,139	3,863,939,032
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	11,639,236	—	—	11,639,236
Futures Contracts	5,831,573	—	—	—	5,831,573
Swap Contracts	—	13,244,796	—	—	13,244,796
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Adaptive Risk Allocation Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Liability
Forward Foreign Currency Exchange Contracts	—	(1,264,544)	—	—	(1,264,544)
Futures Contracts	(23,266,583)	—	—	—	(23,266,583)
Swap Contracts	—	(26,291)	—	—	(26,291)
Total	1,948,606,226	1,914,097,854	—	7,393,139	3,870,097,219
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2023	15

Statement of Assets and Liabilities
May 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,307,064,409)	$2,067,878,368
Affiliated issuers (cost $1,816,115,804)	1,796,060,664
Cash	15
Foreign currency (cost $6,624,817)	6,613,848
Cash collateral held at broker for:
TBA	8,541,000
Margin deposits on:
Futures contracts	128,774,267
Swap contracts	122,354,025
Unrealized appreciation on forward foreign currency exchange contracts	11,639,236
Receivable for:
Investments sold	275,005,166
Investments sold on a delayed delivery basis	10,317,314
Capital shares sold	2,840,749
Dividends	6,709,412
Interest	5,015,429
Foreign tax reclaims	306,994
Variation margin for futures contracts	1,974,723
Variation margin for swap contracts	8,760,921
Prepaid expenses	24,482
Trustees’ deferred compensation plan	136,300
Total assets	4,452,952,913
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	1,264,544
Payable for:
Investments purchased	600,827,211
Investments purchased on a delayed delivery basis	279,941,540
Capital shares purchased	6,668,087
Variation margin for futures contracts	20,092,603
Variation margin for swap contracts	4,742,821
Management services fees	65,343
Distribution and/or service fees	2,805
Transfer agent fees	173,160
Compensation of board members	61,051
Other expenses	131,746
Trustees’ deferred compensation plan	136,300
Total liabilities	914,107,211
Net assets applicable to outstanding capital stock	$3,538,845,702
Represented by
Paid in capital	4,448,990,064
Total distributable earnings (loss)	(910,144,362)
Total - representing net assets applicable to outstanding capital stock	$3,538,845,702
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Adaptive Risk Allocation Fund | Annual Report 2023

Statement of Assets and Liabilities  (continued)
May 31, 2023
Class A
Net assets	$149,172,828
Shares outstanding	17,611,967
Net asset value per share	$8.47
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$8.99
Advisor Class
Net assets	$60,582,180
Shares outstanding	7,136,755
Net asset value per share	$8.49
Class C
Net assets	$63,997,597
Shares outstanding	7,994,418
Net asset value per share	$8.01
Institutional Class
Net assets	$3,190,279,701
Shares outstanding	376,188,392
Net asset value per share	$8.48
Institutional 2 Class
Net assets	$54,967,683
Shares outstanding	6,457,511
Net asset value per share	$8.51
Institutional 3 Class
Net assets	$19,004,651
Shares outstanding	2,231,201
Net asset value per share	$8.52
Class R
Net assets	$841,062
Shares outstanding	100,687
Net asset value per share	$8.35
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2023	17

Statement of Operations
Year Ended May 31, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$3,222,113
Dividends — affiliated issuers	88,603,547
Interest	51,540,615
Interfund lending	15,658
Foreign taxes withheld	(57,218)
Total income	143,324,715
Expenses:
Management services fees	26,617,496
Distribution and/or service fees
Class A	419,544
Class C	777,638
Class R	4,236
Transfer agent fees
Class A	88,040
Advisor Class	37,655
Class C	40,799
Institutional Class	1,800,892
Institutional 2 Class	34,046
Institutional 3 Class	3,310
Class R	444
Compensation of board members	79,062
Custodian fees	176,492
Printing and postage fees	141,628
Registration fees	241,800
Accounting services fees	50,490
Legal fees	63,843
Interest on collateral	136,538
Compensation of chief compliance officer	733
Other	63,443
Total expenses	30,778,129
Expense reduction	(40)
Total net expenses	30,778,089
Net investment income	112,546,626
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(258,273,151)
Investments — affiliated issuers	(42,636,811)
Foreign currency translations	(2,979,189)
Forward foreign currency exchange contracts	71,494,985
Futures contracts	(136,008,685)
Swap contracts	(5,568,424)
Net realized loss	(373,971,275)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	34,410,476
Investments — affiliated issuers	(52,093,604)
Foreign currency translations	109,709
Forward foreign currency exchange contracts	8,729,637
Futures contracts	22,283,735
Swap contracts	17,655,322
Net change in unrealized appreciation (depreciation)	31,095,275
Net realized and unrealized loss	(342,876,000)
Net decrease in net assets resulting from operations	$(230,329,374)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Adaptive Risk Allocation Fund | Annual Report 2023

Statement of Changes in Net Assets
	Year Ended May 31, 2023	Year Ended May 31, 2022
Operations
Net investment income	$112,546,626	$134,600,213
Net realized gain (loss)	(373,971,275)	301,875,906
Net change in unrealized appreciation (depreciation)	31,095,275	(586,554,467)
Net decrease in net assets resulting from operations	(230,329,374)	(150,078,348)
Distributions to shareholders
Net investment income and net realized gains
Class A	(11,873,896)	(32,135,555)
Advisor Class	(5,273,571)	(15,402,896)
Class C	(5,093,443)	(19,874,747)
Institutional Class	(251,264,077)	(688,785,814)
Institutional 2 Class	(4,075,406)	(10,298,112)
Institutional 3 Class	(1,397,994)	(3,879,770)
Class R	(58,023)	(143,242)
Total distributions to shareholders	(279,036,410)	(770,520,136)
Increase (decrease) in net assets from capital stock activity	(95,567,586)	796,520,568
Total decrease in net assets	(604,933,370)	(124,077,916)
Net assets at beginning of year	4,143,779,072	4,267,856,988
Net assets at end of year	$3,538,845,702	$4,143,779,072
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2023	19

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2023		May 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,634,914	23,700,063	5,594,187	60,975,090
Distributions reinvested	1,304,532	11,010,253	2,892,709	30,402,371
Redemptions	(5,434,560)	(48,034,292)	(3,845,595)	(41,535,809)
Net increase (decrease)	(1,495,114)	(13,323,976)	4,641,301	49,841,652
Advisor Class
Subscriptions	1,143,174	10,469,562	4,316,404	50,176,542
Distributions reinvested	624,051	5,273,235	1,464,052	15,401,823
Redemptions	(3,545,592)	(31,729,001)	(1,956,212)	(21,388,286)
Net increase (decrease)	(1,778,367)	(15,986,204)	3,824,244	44,190,079
Class C
Subscriptions	456,117	3,888,469	1,315,151	14,422,781
Distributions reinvested	625,107	5,000,855	1,938,855	19,369,165
Redemptions	(3,328,572)	(28,096,249)	(2,798,883)	(28,824,303)
Net increase (decrease)	(2,247,348)	(19,206,925)	455,123	4,967,643
Institutional Class
Subscriptions	64,767,472	582,553,921	81,121,176	911,145,226
Distributions reinvested	29,058,557	245,254,217	63,639,272	668,848,747
Redemptions	(98,381,681)	(875,993,796)	(80,310,337)	(897,830,976)
Net increase (decrease)	(4,555,652)	(48,185,658)	64,450,111	682,162,997
Institutional 2 Class
Subscriptions	2,999,867	26,797,099	4,439,815	49,138,569
Distributions reinvested	481,158	4,075,406	976,124	10,298,112
Redemptions	(3,569,514)	(31,668,939)	(4,172,968)	(47,429,487)
Net increase (decrease)	(88,489)	(796,434)	1,242,971	12,007,194
Institutional 3 Class
Subscriptions	121,791	1,092,634	142,545	1,630,519
Distributions reinvested	164,838	1,397,826	367,700	3,879,234
Redemptions	(65,570)	(602,579)	(258,132)	(2,731,456)
Net increase	221,059	1,887,881	252,113	2,778,297
Class R
Subscriptions	8,821	76,894	50,566	577,024
Distributions reinvested	6,945	57,852	13,745	142,672
Redemptions	(10,310)	(91,016)	(13,213)	(146,990)
Net increase	5,456	43,730	51,098	572,706
Total net increase (decrease)	(9,938,455)	(95,567,586)	74,916,961	796,520,568
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Adaptive Risk Allocation Fund | Annual Report 2023

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Columbia Adaptive Risk Allocation Fund | Annual Report 2023	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2023	$9.69	0.24	(0.80)	(0.56)	(0.66)	—	(0.66)
Year Ended 5/31/2022	$12.10	0.32	(0.59)	(0.27)	(0.42)	(1.72)	(2.14)
Year Ended 5/31/2021	$10.25	(0.01)	1.97	1.96	(0.04)	(0.07)	(0.11)
Year Ended 5/31/2020	$10.44	0.08	0.51	0.59	(0.26)	(0.52)	(0.78)
Year Ended 5/31/2019	$10.81	0.20	0.01	0.21	(0.35)	(0.23)	(0.58)
Advisor Class
Year Ended 5/31/2023	$9.71	0.27	(0.81)	(0.54)	(0.68)	—	(0.68)
Year Ended 5/31/2022	$12.12	0.38	(0.62)	(0.24)	(0.44)	(1.73)	(2.17)
Year Ended 5/31/2021	$10.37	0.02	1.98	2.00	(0.10)	(0.15)	(0.25)
Year Ended 5/31/2020	$10.55	0.10	0.53	0.63	(0.29)	(0.52)	(0.81)
Year Ended 5/31/2019	$10.92	0.23	0.01	0.24	(0.38)	(0.23)	(0.61)
Class C
Year Ended 5/31/2023	$9.18	0.17	(0.76)	(0.59)	(0.58)	—	(0.58)
Year Ended 5/31/2022	$11.57	0.23	(0.57)	(0.34)	(0.37)	(1.68)	(2.05)
Year Ended 5/31/2021	$9.85	(0.09)	1.87	1.78	—	(0.06)	(0.06)
Year Ended 5/31/2020	$10.05	0.00(e)	0.50	0.50	(0.18)	(0.52)	(0.70)
Year Ended 5/31/2019	$10.42	0.11	0.02	0.13	(0.27)	(0.23)	(0.50)
Institutional Class
Year Ended 5/31/2023	$9.70	0.27	(0.81)	(0.54)	(0.68)	—	(0.68)
Year Ended 5/31/2022	$12.11	0.35	(0.59)	(0.24)	(0.44)	(1.73)	(2.17)
Year Ended 5/31/2021	$10.36	0.02	1.98	2.00	(0.10)	(0.15)	(0.25)
Year Ended 5/31/2020	$10.55	0.11	0.51	0.62	(0.29)	(0.52)	(0.81)
Year Ended 5/31/2019	$10.91	0.22	0.03	0.25	(0.38)	(0.23)	(0.61)
Institutional 2 Class
Year Ended 5/31/2023	$9.74	0.26	(0.81)	(0.55)	(0.68)	—	(0.68)
Year Ended 5/31/2022	$12.15	0.32	(0.56)	(0.24)	(0.44)	(1.73)	(2.17)
Year Ended 5/31/2021	$10.39	0.02	1.98	2.00	(0.10)	(0.14)	(0.24)
Year Ended 5/31/2020	$10.57	0.10	0.53	0.63	(0.29)	(0.52)	(0.81)
Year Ended 5/31/2019	$10.93	0.22	0.03	0.25	(0.38)	(0.23)	(0.61)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Adaptive Risk Allocation Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2023	$8.47	(5.79%)	1.02%(c)	1.02%(c),(d)	2.71%	199%	$149,173
Year Ended 5/31/2022	$9.69	(3.62%)	1.00%(c)	1.00%(c)	2.82%	260%	$185,112
Year Ended 5/31/2021	$12.10	19.17%	1.00%(c)	1.00%(c)	(0.06%)	227%	$175,015
Year Ended 5/31/2020	$10.25	5.41%	1.01%(c)	1.01%(c),(d)	0.74%	314%	$141,074
Year Ended 5/31/2019	$10.44	2.33%	1.00%	1.00%(d)	1.87%	203%	$120,147
Advisor Class
Year Ended 5/31/2023	$8.49	(5.52%)	0.77%(c)	0.77%(c),(d)	2.96%	199%	$60,582
Year Ended 5/31/2022	$9.71	(3.36%)	0.75%(c)	0.75%(c)	3.39%	260%	$86,570
Year Ended 5/31/2021	$12.12	19.38%	0.75%(c)	0.75%(c)	0.20%	227%	$61,716
Year Ended 5/31/2020	$10.37	5.71%	0.76%(c)	0.76%(c),(d)	0.98%	314%	$41,312
Year Ended 5/31/2019	$10.55	2.58%	0.75%	0.75%(d)	2.14%	203%	$30,420
Class C
Year Ended 5/31/2023	$8.01	(6.37%)	1.77%(c)	1.77%(c),(d)	1.95%	199%	$63,998
Year Ended 5/31/2022	$9.18	(4.39%)	1.75%(c)	1.75%(c)	2.11%	260%	$94,069
Year Ended 5/31/2021	$11.57	18.14%	1.75%(c)	1.75%(c)	(0.80%)	227%	$113,245
Year Ended 5/31/2020	$9.85	4.73%	1.76%(c)	1.76%(c),(d)	0.00%	314%	$95,090
Year Ended 5/31/2019	$10.05	1.56%	1.75%	1.75%(d)	1.10%	203%	$94,648
Institutional Class
Year Ended 5/31/2023	$8.48	(5.52%)	0.77%(c)	0.77%(c),(d)	2.97%	199%	$3,190,280
Year Ended 5/31/2022	$9.70	(3.37%)	0.75%(c)	0.75%(c)	3.08%	260%	$3,693,809
Year Ended 5/31/2021	$12.11	19.40%	0.75%(c)	0.75%(c)	0.19%	227%	$3,831,565
Year Ended 5/31/2020	$10.36	5.62%	0.76%(c)	0.76%(c),(d)	1.00%	314%	$2,845,593
Year Ended 5/31/2019	$10.55	2.67%	0.75%	0.75%(d)	2.11%	203%	$2,618,924
Institutional 2 Class
Year Ended 5/31/2023	$8.51	(5.60%)	0.78%(c)	0.78%(c)	2.92%	199%	$54,968
Year Ended 5/31/2022	$9.74	(3.36%)	0.76%(c)	0.76%(c)	2.78%	260%	$63,729
Year Ended 5/31/2021	$12.15	19.38%	0.76%(c)	0.76%(c)	0.17%	227%	$64,418
Year Ended 5/31/2020	$10.39	5.69%	0.77%(c)	0.77%(c)	0.95%	314%	$38,829
Year Ended 5/31/2019	$10.57	2.65%	0.76%	0.76%	2.10%	203%	$22,397
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2023	23

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2023	$9.74	0.27	(0.81)	(0.54)	(0.68)	—	(0.68)
Year Ended 5/31/2022	$12.16	0.36	(0.61)	(0.25)	(0.44)	(1.73)	(2.17)
Year Ended 5/31/2021	$10.41	0.03	1.99	2.02	(0.11)	(0.16)	(0.27)
Year Ended 5/31/2020	$10.59	0.11	0.52	0.63	(0.29)	(0.52)	(0.81)
Year Ended 5/31/2019	$10.95	0.32	(0.07)(f)	0.25	(0.38)	(0.23)	(0.61)
Class R
Year Ended 5/31/2023	$9.56	0.22	(0.80)	(0.58)	(0.63)	—	(0.63)
Year Ended 5/31/2022	$11.97	0.30	(0.60)	(0.30)	(0.40)	(1.71)	(2.11)
Year Ended 5/31/2021	$10.13	(0.03)	1.93	1.90	—	(0.06)	(0.06)
Year Ended 5/31/2020	$10.32	0.05	0.52	0.57	(0.24)	(0.52)	(0.76)
Year Ended 5/31/2019	$10.69	0.16	0.02	0.18	(0.32)	(0.23)	(0.55)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	5/31/2023	5/31/2022	5/31/2021	5/31/2020
Class A	less than 0.01%	0.01%	less than 0.01%	less than 0.01%
Advisor Class	less than 0.01%	0.01%	less than 0.01%	less than 0.01%
Class C	less than 0.01%	0.01%	less than 0.01%	less than 0.01%
Institutional Class	less than 0.01%	0.01%	less than 0.01%	less than 0.01%
Institutional 2 Class	less than 0.01%	0.01%	less than 0.01%	less than 0.01%
Institutional 3 Class	less than 0.01%	0.01%	less than 0.01%	less than 0.01%
Class R	less than 0.01%	0.01%	less than 0.01%	less than 0.01%

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
(f)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Adaptive Risk Allocation Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2023	$8.52	(5.47%)	0.74%(c)	0.74%(c)	3.02%	199%	$19,005
Year Ended 5/31/2022	$9.74	(3.40%)	0.72%(c)	0.72%(c)	3.13%	260%	$19,579
Year Ended 5/31/2021	$12.16	19.53%	0.71%(c)	0.71%(c)	0.23%	227%	$21,369
Year Ended 5/31/2020	$10.41	5.73%	0.72%(c)	0.72%(c)	1.04%	314%	$14,168
Year Ended 5/31/2019	$10.59	2.67%	0.71%	0.71%	3.02%	203%	$13,063
Class R
Year Ended 5/31/2023	$8.35	(6.02%)	1.27%(c)	1.27%(c),(d)	2.47%	199%	$841
Year Ended 5/31/2022	$9.56	(3.91%)	1.25%(c)	1.25%(c)	2.69%	260%	$911
Year Ended 5/31/2021	$11.97	18.82%	1.25%(c)	1.25%(c)	(0.31%)	227%	$528
Year Ended 5/31/2020	$10.13	5.22%	1.26%(c)	1.26%(c),(d)	0.51%	314%	$363
Year Ended 5/31/2019	$10.32	2.07%	1.25%	1.25%(d)	1.54%	203%	$424
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2023	25

Notes to Financial Statements
May 31, 2023
Note 1. Organization
Columbia Adaptive Risk Allocation Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund invests significantly in shares of affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates as well as third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).
For information on the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
26	Columbia Adaptive Risk Allocation Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its
Columbia Adaptive Risk Allocation Fund | Annual Report 2023	27

Notes to Financial Statements  (continued)
May 31, 2023
obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
28	Columbia Adaptive Risk Allocation Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and to generate total return through long and short currency positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Columbia Adaptive Risk Allocation Fund | Annual Report 2023	29

Notes to Financial Statements  (continued)
May 31, 2023
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or CCP, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index or to manage credit risk exposure.  These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
30	Columbia Adaptive Risk Allocation Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2023:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	13,244,796*
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	2,745,914*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	11,639,236
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	3,085,659*
Total		30,715,605

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	26,291*
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	22,070,102*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	1,264,544
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	1,196,481*
Total		24,557,418

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Adaptive Risk Allocation Fund | Annual Report 2023	31

Notes to Financial Statements  (continued)
May 31, 2023
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(5,568,424)	(5,568,424)
Equity risk	—	(52,963,961)	—	(52,963,961)
Foreign exchange risk	71,494,985	—	—	71,494,985
Interest rate risk	—	(83,044,724)	—	(83,044,724)
Total	71,494,985	(136,008,685)	(5,568,424)	(70,082,124)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	17,655,322	17,655,322
Equity risk	—	(8,947,867)	—	(8,947,867)
Foreign exchange risk	8,729,637	—	—	8,729,637
Interest rate risk	—	31,231,602	—	31,231,602
Total	8,729,637	22,283,735	17,655,322	48,668,694
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2023:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	1,620,147,427
Futures contracts — short	92,211,319
Credit default swap contracts — sell protection	720,142,310

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	19,001,223	(3,269,831)

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2023.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
32	Columbia Adaptive Risk Allocation Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Columbia Adaptive Risk Allocation Fund | Annual Report 2023	33

Notes to Financial Statements  (continued)
May 31, 2023
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2023:
	Barclays ($)	Citi ($)	Goldman Sachs International ($)	HSBC ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	State Street ($)	UBS ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	—	—	—	—	—	8,760,921	—	—	8,760,921
Forward foreign currency exchange contracts	38,117	8,503,643	1,448,873	490,511	17,965	—	20,317	1,119,810	11,639,236
Total assets	38,117	8,503,643	1,448,873	490,511	17,965	8,760,921	20,317	1,119,810	20,400,157
Liabilities
Centrally cleared credit default swap contracts (b)	—	—	—	—	—	4,742,821	—	—	4,742,821
Forward foreign currency exchange contracts	2,131	58,820	100,404	1,116	—	—	2,186	1,099,887	1,264,544
Total liabilities	2,131	58,820	100,404	1,116	—	4,742,821	2,186	1,099,887	6,007,365
Total financial and derivative net assets	35,986	8,444,823	1,348,469	489,395	17,965	4,018,100	18,131	19,923	14,392,792
Total collateral received (pledged) (c)	—	—	—	—	—	—	—	—	—
Net amount (d)	35,986	8,444,823	1,348,469	489,395	17,965	4,018,100	18,131	19,923	14,392,792

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin in the Statement of Assets and Liabilities.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is
34	Columbia Adaptive Risk Allocation Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Columbia Adaptive Risk Allocation Fund | Annual Report 2023	35

Notes to Financial Statements  (continued)
May 31, 2023
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) a fee that declines from 0.06% to 0.03%, depending on asset levels, on assets invested in affiliated mutual funds, exchange-traded funds and closed-end funds that pay a management fee (or advisory fee, as applicable) to the Investment Manager, (ii) a fee that declines from 0.16% to 0.13%, depending on asset levels, on assets invested in exchange-traded funds and mutual funds that are not managed by the Investment Manager or its affiliates and (iii) a fee that declines from 0.76% to 0.63%, depending on asset levels, on assets invested in securities, instruments and other assets not described above, including affiliated mutual funds, exchange-traded funds and closed-end funds advised by the Investment Manager that do not pay a management fee, third party closed-end funds, derivatives and individual securities. The effective management services fee rate for the year ended May 31, 2023 was 0.70% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds (also referred to as "acquired funds") in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to
36	Columbia Adaptive Risk Allocation Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.05
Advisor Class	0.05
Class C	0.05
Institutional Class	0.05
Institutional 2 Class	0.06
Institutional 3 Class	0.02
Class R	0.05
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2023, these minimum account balance fees reduced total expenses of the Fund by $40.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Columbia Adaptive Risk Allocation Fund | Annual Report 2023	37

Notes to Financial Statements  (continued)
May 31, 2023
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended May 31, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	115,373
Class C	—	1.00(b)	7,954

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2022 through September 30, 2023	Prior to October 1, 2022
Class A	1.25%	1.25%
Advisor Class	1.00	1.00
Class C	2.00	2.00
Institutional Class	1.00	1.00
Institutional 2 Class	1.01	1.01
Institutional 3 Class	0.97	0.96
Class R	1.50	1.50
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, foreign currency transactions, derivative investments, tax straddles, late-year ordinary losses, capital loss carryforwards, trustees’ deferred compensation and treasury inflation protected securities (tips).  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
38	Columbia Adaptive Risk Allocation Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
15,995,858	(15,980,282)	(15,576)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2023			Year Ended May 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
279,036,410	—	279,036,410	455,778,260	314,741,876	770,520,136
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
—	—	(562,544,401)	(259,253,320)
At May 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
4,129,350,539	18,673,120	(277,926,440)	(259,253,320)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended May 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(342,788,432)	(219,755,969)	(562,544,401)	—
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2023, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on June 1, 2023.
Late year ordinary losses ($)	Post-October capital losses ($)
88,167,003	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Adaptive Risk Allocation Fund | Annual Report 2023	39

Notes to Financial Statements  (continued)
May 31, 2023
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $4,893,348,804 and $5,178,749,679, respectively, for the year ended May 31, 2023, of which $3,982,082,149 and $4,280,194,017, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	12,454,545	4.49	11
The Fund had no outstanding interfund loans at May 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended May 31, 2023.
40	Columbia Adaptive Risk Allocation Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Foreign currency risk
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Columbia Adaptive Risk Allocation Fund | Annual Report 2023	41

Notes to Financial Statements  (continued)
May 31, 2023
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the Fund’s net asset value and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and
42	Columbia Adaptive Risk Allocation Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Shareholder concentration risk
At May 31, 2023, affiliated shareholders of record owned 84.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Adaptive Risk Allocation Fund | Annual Report 2023	43

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Adaptive Risk Allocation Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Adaptive Risk Allocation Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of May 31, 2023, the related statement of operations for the year ended May 31, 2023, the statement of changes in net assets for each of the two years in the period ended May 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2023 and the financial highlights for each of the five years in the period ended May 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 21, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
44	Columbia Adaptive Risk Allocation Fund | Annual Report 2023

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Section 199A dividends
1.27%
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	174	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Columbia Adaptive Risk Allocation Fund | Annual Report 2023	45

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	174	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	174	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	172	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
46	Columbia Adaptive Risk Allocation Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	172	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	174	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	174	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	174	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	172	None
Columbia Adaptive Risk Allocation Fund | Annual Report 2023	47

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	172	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	174	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	172	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
48	Columbia Adaptive Risk Allocation Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	174	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	174	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Adaptive Risk Allocation Fund | Annual Report 2023	49

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
50	Columbia Adaptive Risk Allocation Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022, through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Adaptive Risk Allocation Fund | Annual Report 2023	51

Columbia Adaptive Risk Allocation Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN214_05_N01_(07/23)

Annual Report
May 31, 2023
Columbia Dividend Income Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Dividend Income Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Dividend Income Fund  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation.
Portfolio management
Michael Barclay, CFA
Co-Lead Portfolio Manager
Managed Fund since 2011
Tara Gately, CFA
Portfolio Manager
Managed Fund since 2021
Effective June 30, 2023, Scott Davis retired from the Investment Manager.
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/25/02	-1.71	9.27	10.06
	Including sales charges		-7.37	7.98	9.41
Advisor Class		11/08/12	-1.46	9.54	10.33
Class C	Excluding sales charges	11/25/02	-2.42	8.45	9.23
	Including sales charges		-3.37	8.45	9.23
Institutional Class		03/04/98	-1.45	9.54	10.33
Institutional 2 Class		11/08/12	-1.40	9.61	10.44
Institutional 3 Class		11/08/12	-1.36	9.67	10.50
Class R		03/28/08	-1.96	8.99	9.78
Class V	Excluding sales charges	03/04/98	-1.71	9.27	10.05
	Including sales charges		-7.37	7.99	9.40
Russell 1000 Index			2.45	10.61	11.76
Returns for Class A shares and Class V shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index represents approximately 92% of the U.S. market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Dividend Income Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (May 31, 2013 — May 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Dividend Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2023)
Common Stocks	98.6
Money Market Funds	1.4
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2023)
Communication Services	3.6
Consumer Discretionary	4.3
Consumer Staples	10.0
Energy	7.4
Financials	14.8
Health Care	15.3
Industrials	14.9
Information Technology	19.6
Materials	3.1
Real Estate	1.0
Utilities	6.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Dividend Income Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended May 31, 2023, Class A shares of Columbia Dividend Income Fund returned -1.71% excluding sales charges. The Fund underperformed its benchmark, the Russell 1000 Index, which returned 2.45% for the same time period.
Market overview
U.S. equities seesawed through the 12-month period ending May 31, 2023, struggling to maintain positive momentum despite frequent rallies that brought major benchmarks above break-even. Although investors grappled with a variety of worries, market trajectory both up and down was driven predominantly by cross currents centered on evolving expectations for inflation and the path of U.S. Federal Reserve (Fed) interest-rate hikes.
Despite the relatively steady pace of interest rate hikes that began to unfold during the period, sentiment occasionally improved as the period progressed. Positives included hints of so-called “peak inflation” and attractive valuations, as well as hopes that China’s economy would reopen after an extended zero-COVID-19 lockdown that gummed up global trade and contributed to cost pressures affecting economies worldwide. Better-than-feared earnings results and guidance helped sentiment, particularly from bellwethers like Alphabet and Microsoft, as well as retailers like Walmart and Target early in the period. But most of the upside was sparked by investors’ interpretation of Fed Chair Powell’s remarks after the Federal Open Market Committee announced an anticipated 75 basis point rate hike at the end of July 2022. (A basis point is 1/100 of a percent.) What many seemingly heard were hints that rate hikes would slow in concert with softening economic growth. That takeaway evaporated a month later when Chair Powell spoke at a symposium in Jackson Hole, Wyoming and prioritized fighting inflation no matter how much pain the economy might suffer. His inflation-fighting resolve was confirmed by an additional 75 basis point hike in September, along with a dot-plot showing no expectations for rate cuts until 2024.
Equities continued to deliver lumpy results and briefly turned higher into the start of 2023 as investors yet again seemed comfortable with the notion of a softer landing based on better-than-expected earnings, as well as constructive inflation and economic data. But that bout of optimism proved short-lived during February 2023, as a blowout January employment report and continued higher-for-longer messaging from the Fed, along with mixed earnings reports and geopolitical uncertainties, weighed on sentiment. Then in March, banking sector turmoil dominated headlines as two banks failed in quick succession. While intervention to guarantee uninsured deposits and to provide emergency liquidity helped to limit any broader banking contagion, regional bank stocks still suffered. However, the bank crisis brought with it a rate reprieve and heightened expectations for a Fed pivot, providing a tailwind for technology and other growth-oriented stocks with future earnings that are made currently more attractive by lower interest rates. Even though the final rate hike of the period on May 3 brought the target federal funds rate upper bound to 5.25% – a level not seen since mid-2006 – sentiment for high-growth stocks remained intact.
Headwinds swirling throughout the end of the period included protracted wrangling between the White House and Republican leaders in efforts to raise the debt ceiling and avoid default on U.S. Treasury obligations.  Lingering fears of more turmoil in the banking sector, dampened China reopening momentum and persistent signs of an imminent recession added heft to downside expectations. Better-than-expected first quarter 2023 earnings reports and upbeat guidance helped offset some of these worries, as did resilient consumer spending and a last-minute agreement in principle on May 27 that would suspend the debt ceiling until January 2025.
Against this backdrop, the broad-market Russell 1000 Index delivered a return of 2.45%.  Within the index, the best performers were the information technology, industrials and communication services sectors. Real estate and materials stocks fared the worst, dropping double digits. Growth stocks, as measured by the Russell 1000 Growth Index, significantly outperformed value stocks, as measured by the Russell 1000 Value Index. Small-cap stocks, as measured by the Russell 2000 Index, and mid-cap stocks, represented by the Russell Midcap Index, each lost over 4.5%.
The Fund’s notable detractors during the period
•	Stock selection was the primary driver of relative underperformance during the 12-month period. Sector allocations were a secondary source of detraction versus the benchmark.
•	Selections within the information technology, communication services and financials sector weighed most on relative performance.
Columbia Dividend Income Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	An underweight to the strong-performing information technology sector detracted, as did a relative overweight to the utilities sector, which produced negative returns for the benchmark during the period.
•	Fund holdings that detracted most relative to the benchmark included an underweight to software company Microsoft Corp. and exposure to financial companies Bank of America Corp., PNC Financial Services Group, Inc., U.S. Bancorp and Northern Trust Corp.
•	Not owning NVIDIA, Apple and Meta Platforms also detracted.
The Fund’s notable contributors during the period
•	Stock selection within the materials and energy sector contributed to relative performance during the period.
•	Underweighted allocations to the consumer discretionary and real estate sectors, relative to the benchmark, also aided performance during the period.
•	Individual fund holdings that contributed most to relative performance during the period included semiconductor companies Broadcom, Inc., KLA Corp. and Lam Research Corp., pharmaceutical giant Merck & Co., Inc. and electrical equipment company Eaton Corp. PLC.
•	Not owning Tesla and Pfizer during the period also contributed.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Dividend payments are not guaranteed and the amount, if any, can vary over time. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and net asset value. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Dividend Income Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2022 — May 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	947.90	1,020.39	4.42	4.58	0.91
Advisor Class	1,000.00	1,000.00	949.20	1,021.64	3.21	3.33	0.66
Class C	1,000.00	1,000.00	944.40	1,016.65	8.05	8.35	1.66
Institutional Class	1,000.00	1,000.00	949.20	1,021.64	3.21	3.33	0.66
Institutional 2 Class	1,000.00	1,000.00	949.70	1,021.94	2.92	3.02	0.60
Institutional 3 Class	1,000.00	1,000.00	949.70	1,022.19	2.67	2.77	0.55
Class R	1,000.00	1,000.00	946.80	1,019.15	5.63	5.84	1.16
Class V	1,000.00	1,000.00	948.00	1,020.39	4.42	4.58	0.91
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Dividend Income Fund | Annual Report 2023	7

Portfolio of Investments
May 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.5%
Issuer	Shares	Value ($)
Communication Services 3.6%
Diversified Telecommunication Services 0.8%
Verizon Communications, Inc.	7,628,643	271,808,550
Entertainment 0.5%
Electronic Arts, Inc.	1,397,800	178,918,400
Media 2.3%
Comcast Corp., Class A	20,119,034	791,683,988
Total Communication Services		1,242,410,938
Consumer Discretionary 4.2%
Hotels, Restaurants & Leisure 1.7%
McDonald’s Corp.	2,076,324	591,980,736
Specialty Retail 2.1%
Home Depot, Inc. (The)	2,653,863	752,237,467
Textiles, Apparel & Luxury Goods 0.4%
NIKE, Inc., Class B	1,312,291	138,131,751
Total Consumer Discretionary		1,482,349,954
Consumer Staples 9.8%
Beverages 2.4%
Coca-Cola Co. (The)	8,509,748	507,691,566
PepsiCo, Inc.	1,857,796	338,769,100
Total		846,460,666
Consumer Staples Distribution & Retail 2.4%
Target Corp.	1,735,817	227,270,520
Walmart, Inc.	4,340,519	637,492,026
Total		864,762,546
Food Products 1.3%
Mondelez International, Inc., Class A	6,231,905	457,484,146
Household Products 2.3%
Procter & Gamble Co. (The)	5,595,652	797,380,410
Tobacco 1.4%
Philip Morris International, Inc.	5,345,222	481,123,432
Total Consumer Staples		3,447,211,200
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 7.3%
Oil, Gas & Consumable Fuels 7.3%
Chevron Corp.	5,376,688	809,836,747
ConocoPhillips Co.	2,030,775	201,655,957
EOG Resources, Inc.	4,281,752	459,389,172
Exxon Mobil Corp.	7,442,242	760,448,288
Valero Energy Corp.	3,004,810	321,634,862
Total		2,552,965,026
Total Energy		2,552,965,026
Financials 14.6%
Banks 6.2%
Bank of America Corp.	13,660,862	379,635,355
JPMorgan Chase & Co.	7,828,819	1,062,449,027
PNC Financial Services Group, Inc. (The)	2,962,122	343,102,591
Wells Fargo & Co.	9,746,453	388,006,294
Total		2,173,193,267
Capital Markets 3.9%
BlackRock, Inc.	565,438	371,803,757
Blackstone, Inc.	1,404,540	120,284,806
CME Group, Inc.	2,242,358	400,821,493
Morgan Stanley	3,813,909	311,825,200
Northern Trust Corp.	2,518,775	181,150,298
Total		1,385,885,554
Financial Services 1.5%
Visa, Inc., Class A	2,389,984	528,258,163
Insurance 3.0%
Chubb Ltd.	2,319,191	430,905,688
Marsh & McLennan Companies, Inc.	3,502,530	606,568,145
Total		1,037,473,833
Total Financials		5,124,810,817
Health Care 15.1%
Biotechnology 2.1%
AbbVie, Inc.	5,302,743	731,566,424
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Dividend Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 3.7%
Abbott Laboratories	3,374,131	344,161,362
Becton Dickinson & Co.	1,926,718	465,803,344
Medtronic PLC	5,951,382	492,536,374
Total		1,302,501,080
Health Care Providers & Services 3.4%
Cigna Group (The)	812,435	201,004,544
Elevance Health, Inc.	979,954	438,843,000
UnitedHealth Group, Inc.	1,123,621	547,473,096
Total		1,187,320,640
Pharmaceuticals 5.9%
Bristol-Myers Squibb Co.	5,693,275	366,874,641
Eli Lilly & Co.	277,369	119,118,891
Johnson & Johnson	5,653,365	876,610,777
Merck & Co., Inc.	6,359,389	702,140,139
Total		2,064,744,448
Total Health Care		5,286,132,592
Industrials 14.7%
Aerospace & Defense 2.8%
Lockheed Martin Corp.	905,309	401,966,249
Northrop Grumman Corp.	1,350,241	588,016,453
Total		989,982,702
Air Freight & Logistics 1.8%
United Parcel Service, Inc., Class B	3,819,787	637,904,429
Building Products 0.8%
Trane Technologies PLC	1,621,330	264,649,696
Commercial Services & Supplies 1.2%
Waste Management, Inc.	2,656,671	430,168,168
Electrical Equipment 1.3%
Eaton Corp. PLC	2,541,137	446,985,998
Ground Transportation 1.6%
Union Pacific Corp.	2,976,262	572,989,960
Industrial Conglomerates 1.7%
Honeywell International, Inc.	3,107,313	595,361,171
Machinery 2.2%
Common Stocks (continued)
Issuer	Shares	Value ($)
Cummins, Inc.	1,333,518	272,584,414
Parker-Hannifin Corp.	1,559,315	499,666,899
Total		772,251,313
Professional Services 1.3%
Automatic Data Processing, Inc.	1,402,869	293,185,592
Booz Allen Hamilton Holding Corp.	1,441,394	144,975,409
Total		438,161,001
Total Industrials		5,148,454,438
Information Technology 19.3%
Communications Equipment 2.4%
Cisco Systems, Inc.	16,811,747	835,039,474
IT Services 2.5%
Accenture PLC, Class A	1,333,487	407,940,343
International Business Machines Corp.	3,730,934	479,760,803
Total		887,701,146
Semiconductors & Semiconductor Equipment 10.8%
Analog Devices, Inc.	2,951,984	524,538,037
Broadcom, Inc.	1,428,838	1,154,443,950
KLA Corp.	1,445,449	640,319,453
Lam Research Corp.	1,177,384	726,092,713
Microchip Technology, Inc.	5,589,762	420,685,488
Texas Instruments, Inc.	1,898,546	330,119,178
Total		3,796,198,819
Software 3.6%
Microsoft Corp.	3,854,172	1,265,671,543
Total Information Technology		6,784,610,982
Materials 3.0%
Chemicals 2.2%
Linde PLC	1,190,535	421,044,608
PPG Industries, Inc.	2,605,027	342,013,995
Total		763,058,603
Containers & Packaging 0.8%
Avery Dennison Corp.	1,208,415	194,711,909
Packaging Corp. of America	856,915	106,283,167
Total		300,995,076
Total Materials		1,064,053,679

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
May 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 1.0%
Residential REITs 0.5%
AvalonBay Communities, Inc.	1,033,929	179,882,968
Specialized REITs 0.5%
Crown Castle, Inc.	1,392,073	157,596,584
Total Real Estate		337,479,552
Utilities 5.9%
Electric Utilities 3.9%
American Electric Power Co., Inc.	3,105,506	258,129,659
Entergy Corp.	2,338,143	229,605,643
Eversource Energy	2,194,176	151,902,804
NextEra Energy, Inc.	4,256,268	312,665,447
Southern Co. (The)	2,663,560	185,783,310
Xcel Energy, Inc.	3,254,356	212,476,903
Total		1,350,563,766
Multi-Utilities 2.0%
Ameren Corp.	2,481,290	201,158,181
CMS Energy Corp.	2,726,437	158,078,817
DTE Energy Co.	1,203,762	129,524,791
WEC Energy Group, Inc.	2,545,972	222,390,654
Total		711,152,443
Total Utilities		2,061,716,209
Total Common Stocks (Cost $24,452,144,160)		34,532,195,387

Money Market Funds 1.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.241%(a),(b)	497,739,490	497,490,621
Total Money Market Funds (Cost $497,570,465)		497,490,621
Total Investments in Securities (Cost: $24,949,714,625)		35,029,686,008
Other Assets & Liabilities, Net		50,044,225
Net Assets		35,079,730,233

Notes to Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at May 31, 2023.
(b)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.241%
	862,509,688	2,181,531,617	(2,546,763,174)	212,490	497,490,621	(246,951)	24,857,191	497,739,490
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Dividend Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	1,242,410,938	—	—	1,242,410,938
Consumer Discretionary	1,482,349,954	—	—	1,482,349,954
Consumer Staples	3,447,211,200	—	—	3,447,211,200
Energy	2,552,965,026	—	—	2,552,965,026
Financials	5,124,810,817	—	—	5,124,810,817
Health Care	5,286,132,592	—	—	5,286,132,592
Industrials	5,148,454,438	—	—	5,148,454,438
Information Technology	6,784,610,982	—	—	6,784,610,982
Materials	1,064,053,679	—	—	1,064,053,679
Real Estate	337,479,552	—	—	337,479,552
Utilities	2,061,716,209	—	—	2,061,716,209
Total Common Stocks	34,532,195,387	—	—	34,532,195,387
Money Market Funds	497,490,621	—	—	497,490,621
Total Investments in Securities	35,029,686,008	—	—	35,029,686,008
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2023	11

Statement of Assets and Liabilities
May 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $24,452,144,160)	$34,532,195,387
Affiliated issuers (cost $497,570,465)	497,490,621
Receivable for:
Capital shares sold	31,128,700
Dividends	89,954,084
Prepaid expenses	174,697
Trustees’ deferred compensation plan	820,883
Total assets	35,151,764,372
Liabilities
Payable for:
Capital shares purchased	66,277,943
Management services fees	512,770
Distribution and/or service fees	64,579
Transfer agent fees	3,360,224
Compensation of board members	427,015
Other expenses	570,725
Trustees’ deferred compensation plan	820,883
Total liabilities	72,034,139
Net assets applicable to outstanding capital stock	$35,079,730,233
Represented by
Paid in capital	24,081,059,117
Total distributable earnings (loss)	10,998,671,116
Total - representing net assets applicable to outstanding capital stock	$35,079,730,233
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Dividend Income Fund | Annual Report 2023

Statement of Assets and Liabilities  (continued)
May 31, 2023
Class A
Net assets	$3,967,470,679
Shares outstanding	140,632,392
Net asset value per share	$28.21
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$29.93
Advisor Class
Net assets	$3,142,105,019
Shares outstanding	109,146,977
Net asset value per share	$28.79
Class C
Net assets	$1,231,202,897
Shares outstanding	45,248,256
Net asset value per share	$27.21
Institutional Class
Net assets	$16,392,770,599
Shares outstanding	580,337,620
Net asset value per share	$28.25
Institutional 2 Class
Net assets	$2,799,839,127
Shares outstanding	97,360,350
Net asset value per share	$28.76
Institutional 3 Class
Net assets	$7,272,474,327
Shares outstanding	252,453,648
Net asset value per share	$28.81
Class R
Net assets	$192,439,450
Shares outstanding	6,816,939
Net asset value per share	$28.23
Class V
Net assets	$81,428,135
Shares outstanding	2,884,820
Net asset value per share	$28.23
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$29.95
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2023	13

Statement of Operations
Year Ended May 31, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$960,465,450
Dividends — affiliated issuers	24,857,191
Interfund lending	13,359
Total income	985,336,000
Expenses:
Management services fees	191,792,232
Distribution and/or service fees
Class A	10,417,924
Class C	12,873,885
Class R	1,057,691
Class V	211,724
Transfer agent fees
Class A	4,804,716
Advisor Class	3,724,046
Class C	1,484,347
Institutional Class	19,627,610
Institutional 2 Class	1,625,711
Institutional 3 Class	509,883
Class R	243,841
Class V	97,646
Compensation of board members	611,979
Custodian fees	147,859
Printing and postage fees	1,415,957
Registration fees	666,595
Accounting services fees	30,090
Legal fees	496,419
Compensation of chief compliance officer	7,232
Other	542,146
Total expenses	252,389,533
Expense reduction	(1,860)
Total net expenses	252,387,673
Net investment income	732,948,327
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	1,142,789,493
Investments — affiliated issuers	(246,951)
Net realized gain	1,142,542,542
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(2,438,213,257)
Investments — affiliated issuers	212,490
Net change in unrealized appreciation (depreciation)	(2,438,000,767)
Net realized and unrealized loss	(1,295,458,225)
Net decrease in net assets resulting from operations	$(562,509,898)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Dividend Income Fund | Annual Report 2023

Statement of Changes in Net Assets
	Year Ended May 31, 2023	Year Ended May 31, 2022
Operations
Net investment income	$732,948,327	$604,521,277
Net realized gain	1,142,542,542	452,076,428
Net change in unrealized appreciation (depreciation)	(2,438,000,767)	405,905,851
Net increase (decrease) in net assets resulting from operations	(562,509,898)	1,462,503,556
Distributions to shareholders
Net investment income and net realized gains
Class A	(154,151,214)	(124,980,544)
Advisor Class	(125,342,783)	(101,221,238)
Class C	(39,242,163)	(29,165,217)
Institutional Class	(673,349,498)	(540,399,033)
Institutional 2 Class	(113,983,696)	(99,465,229)
Institutional 3 Class	(292,108,284)	(231,722,717)
Class R	(7,283,081)	(6,024,068)
Class V	(3,116,021)	(2,666,349)
Total distributions to shareholders	(1,408,576,740)	(1,135,644,395)
Increase (decrease) in net assets from capital stock activity	(699,230,374)	2,311,117,128
Total increase (decrease) in net assets	(2,670,317,012)	2,637,976,289
Net assets at beginning of year	37,750,047,245	35,112,070,956
Net assets at end of year	$35,079,730,233	$37,750,047,245
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2023	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2023		May 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	22,850,983	653,720,647	29,845,816	900,339,496
Distributions reinvested	4,510,442	130,057,930	3,486,547	105,441,363
Redemptions	(34,283,933)	(978,042,663)	(29,779,035)	(899,331,555)
Net increase (decrease)	(6,922,508)	(194,264,086)	3,553,328	106,449,304
Advisor Class
Subscriptions	24,553,496	718,386,500	38,790,900	1,192,233,253
Distributions reinvested	4,247,838	124,704,086	3,265,878	100,532,706
Redemptions	(29,638,020)	(866,623,980)	(36,553,500)	(1,127,088,618)
Net increase (decrease)	(836,686)	(23,533,394)	5,503,278	165,677,341
Class C
Subscriptions	5,996,819	166,176,131	9,101,820	265,699,953
Distributions reinvested	1,204,095	33,818,342	854,445	25,139,789
Redemptions	(8,938,103)	(246,374,902)	(8,146,924)	(237,516,776)
Net increase (decrease)	(1,737,189)	(46,380,429)	1,809,341	53,322,966
Institutional Class
Subscriptions	118,495,412	3,391,400,366	152,870,803	4,612,757,750
Distributions reinvested	20,599,048	593,407,172	15,623,440	472,403,308
Redemptions	(152,768,478)	(4,373,840,875)	(128,602,883)	(3,888,570,214)
Net increase (decrease)	(13,674,018)	(389,033,337)	39,891,360	1,196,590,844
Institutional 2 Class
Subscriptions	26,645,634	774,006,652	28,189,723	863,966,863
Distributions reinvested	3,818,719	111,923,333	3,177,985	97,637,694
Redemptions	(31,113,728)	(901,900,606)	(36,383,818)	(1,124,641,415)
Net decrease	(649,375)	(15,970,621)	(5,016,110)	(163,036,858)
Institutional 3 Class
Subscriptions	46,402,567	1,351,589,075	72,446,071	2,228,533,037
Distributions reinvested	6,726,837	197,370,827	4,950,475	152,421,625
Redemptions	(53,142,236)	(1,549,338,118)	(46,594,347)	(1,434,309,179)
Net increase (decrease)	(12,832)	(378,216)	30,802,199	946,645,483
Class R
Subscriptions	724,188	20,764,907	1,619,319	48,845,688
Distributions reinvested	251,212	7,268,313	198,217	6,012,034
Redemptions	(1,847,553)	(52,957,402)	(1,499,767)	(45,215,627)
Net increase (decrease)	(872,153)	(24,924,182)	317,769	9,642,095
Class V
Subscriptions	19,359	557,987	22,295	670,913
Distributions reinvested	88,468	2,552,565	71,346	2,158,582
Redemptions	(272,715)	(7,856,661)	(231,428)	(7,003,542)
Net decrease	(164,888)	(4,746,109)	(137,787)	(4,174,047)
Total net increase (decrease)	(24,869,649)	(699,230,374)	76,723,378	2,311,117,128
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Dividend Income Fund | Annual Report 2023

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Columbia Dividend Income Fund | Annual Report 2023	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2023	$29.77	0.52	(1.02)	(0.50)	(0.50)	(0.56)	(1.06)
Year Ended 5/31/2022	$29.50	0.42	0.71	1.13	(0.41)	(0.45)	(0.86)
Year Ended 5/31/2021	$22.13	0.38	7.37	7.75	(0.38)	—	(0.38)
Year Ended 5/31/2020	$21.45	0.41	0.93	1.34	(0.40)	(0.26)	(0.66)
Year Ended 5/31/2019	$21.63	0.39	0.88	1.27	(0.38)	(1.07)	(1.45)
Advisor Class
Year Ended 5/31/2023	$30.36	0.60	(1.03)	(0.43)	(0.58)	(0.56)	(1.14)
Year Ended 5/31/2022	$30.06	0.51	0.72	1.23	(0.48)	(0.45)	(0.93)
Year Ended 5/31/2021	$22.54	0.45	7.51	7.96	(0.44)	—	(0.44)
Year Ended 5/31/2020	$21.84	0.48	0.94	1.42	(0.46)	(0.26)	(0.72)
Year Ended 5/31/2019	$22.00	0.45	0.89	1.34	(0.43)	(1.07)	(1.50)
Class C
Year Ended 5/31/2023	$28.73	0.29	(0.96)	(0.67)	(0.29)	(0.56)	(0.85)
Year Ended 5/31/2022	$28.49	0.19	0.68	0.87	(0.18)	(0.45)	(0.63)
Year Ended 5/31/2021	$21.38	0.18	7.14	7.32	(0.21)	—	(0.21)
Year Ended 5/31/2020	$20.73	0.23	0.91	1.14	(0.23)	(0.26)	(0.49)
Year Ended 5/31/2019	$20.95	0.22	0.84	1.06	(0.21)	(1.07)	(1.28)
Institutional Class
Year Ended 5/31/2023	$29.81	0.59	(1.01)	(0.42)	(0.58)	(0.56)	(1.14)
Year Ended 5/31/2022	$29.53	0.50	0.71	1.21	(0.48)	(0.45)	(0.93)
Year Ended 5/31/2021	$22.15	0.44	7.38	7.82	(0.44)	—	(0.44)
Year Ended 5/31/2020	$21.48	0.47	0.92	1.39	(0.46)	(0.26)	(0.72)
Year Ended 5/31/2019	$21.66	0.44	0.88	1.32	(0.43)	(1.07)	(1.50)
Institutional 2 Class
Year Ended 5/31/2023	$30.33	0.62	(1.04)	(0.42)	(0.59)	(0.56)	(1.15)
Year Ended 5/31/2022	$30.03	0.52	0.73	1.25	(0.50)	(0.45)	(0.95)
Year Ended 5/31/2021	$22.52	0.46	7.51	7.97	(0.46)	—	(0.46)
Year Ended 5/31/2020	$21.83	0.49	0.94	1.43	(0.48)	(0.26)	(0.74)
Year Ended 5/31/2019	$21.99	0.47	0.89	1.36	(0.45)	(1.07)	(1.52)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Dividend Income Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2023	$28.21	(1.71%)	0.91%	0.91%(c)	1.81%	17%	$3,967,471
Year Ended 5/31/2022	$29.77	3.80%	0.90%	0.90%(c)	1.38%	16%	$4,392,792
Year Ended 5/31/2021	$29.50	35.42%	0.92%	0.92%(c)	1.49%	11%	$4,247,346
Year Ended 5/31/2020	$22.13	6.26%	0.94%	0.94%(c)	1.80%	14%	$2,689,884
Year Ended 5/31/2019	$21.45	6.10%	0.96%	0.96%(c)	1.77%	13%	$2,094,539
Advisor Class
Year Ended 5/31/2023	$28.79	(1.46%)	0.66%	0.66%(c)	2.06%	17%	$3,142,105
Year Ended 5/31/2022	$30.36	4.08%	0.65%	0.65%(c)	1.63%	16%	$3,338,904
Year Ended 5/31/2021	$30.06	35.76%	0.67%	0.67%(c)	1.74%	11%	$3,140,636
Year Ended 5/31/2020	$22.54	6.53%	0.69%	0.69%(c)	2.07%	14%	$1,640,078
Year Ended 5/31/2019	$21.84	6.35%	0.71%	0.71%(c)	2.04%	13%	$815,017
Class C
Year Ended 5/31/2023	$27.21	(2.42%)	1.66%	1.66%(c)	1.06%	17%	$1,231,203
Year Ended 5/31/2022	$28.73	3.01%	1.65%	1.65%(c)	0.63%	16%	$1,350,125
Year Ended 5/31/2021	$28.49	34.43%	1.67%	1.67%(c)	0.75%	11%	$1,286,989
Year Ended 5/31/2020	$21.38	5.44%	1.69%	1.69%(c)	1.05%	14%	$1,037,413
Year Ended 5/31/2019	$20.73	5.29%	1.71%	1.71%(c)	1.02%	13%	$856,621
Institutional Class
Year Ended 5/31/2023	$28.25	(1.45%)	0.66%	0.66%(c)	2.06%	17%	$16,392,771
Year Ended 5/31/2022	$29.81	4.09%	0.65%	0.65%(c)	1.63%	16%	$17,707,133
Year Ended 5/31/2021	$29.53	35.76%	0.67%	0.67%(c)	1.74%	11%	$16,364,361
Year Ended 5/31/2020	$22.15	6.50%	0.69%	0.69%(c)	2.06%	14%	$9,604,530
Year Ended 5/31/2019	$21.48	6.36%	0.71%	0.71%(c)	2.02%	13%	$5,966,124
Institutional 2 Class
Year Ended 5/31/2023	$28.76	(1.40%)	0.60%	0.60%	2.12%	17%	$2,799,839
Year Ended 5/31/2022	$30.33	4.16%	0.59%	0.59%	1.69%	16%	$2,972,324
Year Ended 5/31/2021	$30.03	35.84%	0.61%	0.61%	1.79%	11%	$3,093,985
Year Ended 5/31/2020	$22.52	6.57%	0.62%	0.62%	2.13%	14%	$1,385,364
Year Ended 5/31/2019	$21.83	6.44%	0.63%	0.63%	2.11%	13%	$772,924
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2023	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2023	$30.38	0.63	(1.03)	(0.40)	(0.61)	(0.56)	(1.17)
Year Ended 5/31/2022	$30.08	0.54	0.73	1.27	(0.52)	(0.45)	(0.97)
Year Ended 5/31/2021	$22.55	0.48	7.52	8.00	(0.47)	—	(0.47)
Year Ended 5/31/2020	$21.86	0.50	0.94	1.44	(0.49)	(0.26)	(0.75)
Year Ended 5/31/2019	$22.02	0.48	0.89	1.37	(0.46)	(1.07)	(1.53)
Class R
Year Ended 5/31/2023	$29.79	0.45	(1.02)	(0.57)	(0.43)	(0.56)	(0.99)
Year Ended 5/31/2022	$29.51	0.35	0.71	1.06	(0.33)	(0.45)	(0.78)
Year Ended 5/31/2021	$22.14	0.31	7.38	7.69	(0.32)	—	(0.32)
Year Ended 5/31/2020	$21.46	0.35	0.94	1.29	(0.35)	(0.26)	(0.61)
Year Ended 5/31/2019	$21.64	0.33	0.88	1.21	(0.32)	(1.07)	(1.39)
Class V
Year Ended 5/31/2023	$29.79	0.52	(1.02)	(0.50)	(0.50)	(0.56)	(1.06)
Year Ended 5/31/2022	$29.51	0.42	0.72	1.14	(0.41)	(0.45)	(0.86)
Year Ended 5/31/2021	$22.14	0.38	7.37	7.75	(0.38)	—	(0.38)
Year Ended 5/31/2020	$21.46	0.41	0.93	1.34	(0.40)	(0.26)	(0.66)
Year Ended 5/31/2019	$21.64	0.39	0.88	1.27	(0.38)	(1.07)	(1.45)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Dividend Income Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2023	$28.81	(1.36%)	0.55%	0.55%	2.17%	17%	$7,272,474
Year Ended 5/31/2022	$30.38	4.20%	0.55%	0.55%	1.74%	16%	$7,668,907
Year Ended 5/31/2021	$30.08	35.95%	0.56%	0.56%	1.85%	11%	$6,667,177
Year Ended 5/31/2020	$22.55	6.62%	0.57%	0.57%	2.17%	14%	$3,986,971
Year Ended 5/31/2019	$21.86	6.48%	0.58%	0.58%	2.15%	13%	$2,955,434
Class R
Year Ended 5/31/2023	$28.23	(1.96%)	1.15%	1.15%(c)	1.56%	17%	$192,439
Year Ended 5/31/2022	$29.79	3.56%	1.15%	1.15%(c)	1.13%	16%	$229,025
Year Ended 5/31/2021	$29.51	35.08%	1.17%	1.17%(c)	1.24%	11%	$217,516
Year Ended 5/31/2020	$22.14	5.97%	1.19%	1.19%(c)	1.54%	14%	$137,720
Year Ended 5/31/2019	$21.46	5.83%	1.21%	1.21%(c)	1.52%	13%	$113,166
Class V
Year Ended 5/31/2023	$28.23	(1.71%)	0.91%	0.91%(c)	1.81%	17%	$81,428
Year Ended 5/31/2022	$29.79	3.83%	0.90%	0.90%(c)	1.38%	16%	$90,837
Year Ended 5/31/2021	$29.51	35.40%	0.92%	0.92%(c)	1.50%	11%	$94,062
Year Ended 5/31/2020	$22.14	6.26%	0.94%	0.94%(c)	1.78%	14%	$74,269
Year Ended 5/31/2019	$21.46	6.10%	0.96%	0.96%(c)	1.76%	13%	$76,067
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2023	21

Notes to Financial Statements
May 31, 2023
Note 1. Organization
Columbia Dividend Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.
Effective November 1, 2021, the Fund was closed to new investors, other than those who invest in the Fund through certain financial intermediaries selected by Columbia Management Investment Distributors, Inc. (the Distributor) and retirement plans currently invested and those approved by the Distributor to invest in the Fund.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the
22	Columbia Dividend Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Dividend Income Fund | Annual Report 2023	23

Notes to Financial Statements  (continued)
May 31, 2023
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. Effective July 1, 2022, the management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.5025% as the Fund’s net assets increase. Prior to July 1, 2022, the management services fee was equal to a percentage of the Fund’s daily net assets that declined from 0.72% to 0.505% as the Fund’s net assets increased. The effective management services fee rate for the year ended May 31, 2023 was 0.5291% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan
24	Columbia Dividend Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.12
Class V	0.12
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2023, these minimum account balance fees reduced total expenses of the Fund by $1,860.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the
Columbia Dividend Income Fund | Annual Report 2023	25

Notes to Financial Statements  (continued)
May 31, 2023
Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended May 31, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	4,225,344
Class C	—	1.00(b)	98,156
Class V	5.75	0.50 - 1.00(a)	1,469

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through September 30, 2023
Class A	1.10%
Advisor Class	0.85
Class C	1.85
Institutional Class	0.85
Institutional 2 Class	0.79
Institutional 3 Class	0.74
Class R	1.35
Class V	1.10
26	Columbia Dividend Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses and trustees’ deferred compensation. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2023			Year Ended May 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
705,937,483	702,639,257	1,408,576,740	582,376,416	553,267,979	1,135,644,395
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
100,388,019	824,193,370	—	10,075,312,587
At May 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
24,954,373,421	10,671,090,924	(595,778,337)	10,075,312,587
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Dividend Income Fund | Annual Report 2023	27

Notes to Financial Statements  (continued)
May 31, 2023
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $5,896,638,534 and $6,869,047,570, respectively, for the year ended May 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	5,551,429	2.54	35
Interest income earned by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended May 31, 2023.
28	Columbia Dividend Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Note 9. Significant risks
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Dividend Income Fund | Annual Report 2023	29

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Dividend Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Dividend Income Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of May 31, 2023, the related statement of operations for the year ended May 31, 2023, the statement of changes in net assets for each of the two years in the period ended May 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2023 and the financial highlights for each of the five years in the period ended May 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 21, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
30	Columbia Dividend Income Fund | Annual Report 2023

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$1,200,935,964
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	174	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Columbia Dividend Income Fund | Annual Report 2023	31

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	174	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	174	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	172	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
32	Columbia Dividend Income Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	172	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	174	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	174	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	174	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	172	None
Columbia Dividend Income Fund | Annual Report 2023	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	172	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	174	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	172	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
34	Columbia Dividend Income Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	174	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	174	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Dividend Income Fund | Annual Report 2023	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
36	Columbia Dividend Income Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022, through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Dividend Income Fund | Annual Report 2023	37

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[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Dividend Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN139_05_N01_(07/23)

Annual Report
May 31, 2023
Columbia High Yield Municipal Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia High Yield Municipal Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia High Yield Municipal Fund  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of current income exempt from federal income tax and capital appreciation.
Portfolio management
Douglas White, CFA
Lead Portfolio Manager
Managed Fund since 2018
Catherine Stienstra
Portfolio Manager
Managed Fund since 2016
Average annual total returns (%) (for the period ended May 31, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	07/31/00	-5.29	0.36	2.26
	Including sales charges		-8.13	-0.25	1.96
Advisor Class		03/19/13	-5.19	0.57	2.47
Class C	Excluding sales charges	07/15/02	-5.86	-0.26	1.62
	Including sales charges		-6.77	-0.26	1.62
Institutional Class		03/05/84	-5.20	0.56	2.47
Institutional 2 Class		11/08/12	-5.19	0.60	2.52
Institutional 3 Class*		03/01/17	-5.11	0.66	2.53
Blended Benchmark			-1.63	2.37	3.22
Bloomberg High Yield Municipal Bond Index			-2.17	2.53	3.44
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark is a weighted custom composite consisting of 80% Bloomberg High Yield Municipal Bond Index and 20% Bloomberg Municipal Bond Index.
The Bloomberg High Yield Municipal Bond Index is comprised of bonds with maturities greater than one-year, having a par value of at least $3 million issued as part of a transaction size greater than $20 million, and rated no higher than “BB+” or equivalent by any of the three principal rating agencies.
The Bloomberg Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia High Yield Municipal Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (May 31, 2013 — May 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia High Yield Municipal Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at May 31, 2023)
AAA rating	1.5
AA rating	5.5
A rating	12.7
BBB rating	13.0
BB rating	11.9
B rating	2.1
CCC rating	0.4
Not rated	52.9
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Top Ten States/Territories (%) (at May 31, 2023)
Illinois	9.9
Colorado	9.5
Florida	8.5
New York	8.3
Texas	7.5
Puerto Rico	6.4
California	4.8
Wisconsin	4.5
Pennsylvania	3.9
Iowa	3.1
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

4	Columbia High Yield Municipal Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended May 31, 2023, Class A shares of Columbia High Yield Municipal Fund returned -5.29% excluding sales charges. The Fund underperformed its Blended Benchmark, which returned -1.63%, as well as the Bloomberg High Yield Municipal Bond Index, which returned -2.17%.
Market overview
High-yield municipal bonds lost ground in the annual period, reflecting the difficult backdrop for the fixed-income market more generally. The U.S. Federal Reserve (Fed) continued to raise interest rates aggressively in an effort to quell rising inflation, moving its benchmark federal funds target rate from a range of 1.50%-1.75% to 5.00%-5.25% over the course of the period. The bulk of the market sell-off occurred in the first half of the period, with performance improving somewhat thereafter as investors began to look ahead to the point at which the Fed could stop raising rates.
While investment-grade municipals held up relatively well in this challenging environment, based on the 0.49% return for the Bloomberg Municipal Index, high-yield issues declined. The category came under pressure from both investors’ heightened aversion to risk and general concerns about the impact slowing economic growth could have on lower-rated securities. These worries led to elevated asset outflows, particularly in the latter part of 2022, but the effect was largely offset by reduced supply stemming from lower new issuance. Although high-yield municipals posted negative returns, fundamentals remained sound with municipal rainy-day funds at record highs and a positive ratio of credit rating upgrades to downgrades.
The Fund’s notable detractors during the period
•	The Fund’s above-benchmark duration and emphasis on longer maturity bonds was the primary detractor from performance during the period. (Duration is a measure of interest rate sensitivity.) This aspect of the Fund’s positioning reflected our view that slowing growth would lead to declining yields in the latter half of 2022, but the opposite in fact occurred. The Fund maintained the long duration at the close of the period, given that economic indicators showed increasing odds of a slowdown as the Fed’s extended series of rate hikes began to take effect. In addition, inflation had begun to trend consistently lower.
•	An overweight in continuing care retirement communities (CCRCs) also detracted from results. This sector has been a consistent outperformer over time, but more recently it has been negatively impacted by COVID-19.
•	Security selection in non-rated, BBB and below B rated bonds detracted, as did selection in the resource recovery, electric revenue, toll road and CCRC sectors.
The Fund’s notable contributors during the period
•	Overweights in BBB and A rated bonds, both of which outpaced the high-yield market, contributed to Fund performance. Since yield spreads on below investment-grade bonds remained historically narrow—i.e., “rich”—throughout the period, we viewed mid to lower investment-grade debt as an attractive alternative.
○	Our preference for higher rated bonds also reflected the fact that the category has typically outperformed lower quality issues when the economy slows or is in a recession. We therefore eliminated positions in areas we identified as being vulnerable to negative economic trends, as well as in issuers with weakening fundamentals. These included healthcare issues — including CCRCs — and holdings in economically sensitive sectors such as corporate-backed, sales tax backed, retail, hotels, and offices. We reinvested the majority of the proceeds in higher quality general obligation and essential service revenue bonds. As a result of these moves, the Fund ended the period significantly underweight in below investment-grade bonds relative to the Blended Benchmark.
•	Overweights in the toll road and airline sectors, which continued to benefit from increases in post-COVID-19 travel, also contributed.
•	At various times throughout the period, the Fund held small short positions in U.S. Treasury futures as a means of managing interest-rate risk. This strategy was a minor contributor to performance.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or
Columbia High Yield Municipal Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state, local or alternative minimum taxes. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia High Yield Municipal Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2022 — May 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,015.40	1,020.84	4.12	4.13	0.82
Advisor Class	1,000.00	1,000.00	1,016.40	1,021.84	3.12	3.13	0.62
Class C	1,000.00	1,000.00	1,012.40	1,017.85	7.12	7.14	1.42
Institutional Class	1,000.00	1,000.00	1,016.40	1,021.84	3.12	3.13	0.62
Institutional 2 Class	1,000.00	1,000.00	1,016.50	1,021.94	3.02	3.02	0.60
Institutional 3 Class	1,000.00	1,000.00	1,016.80	1,022.19	2.77	2.77	0.55
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia High Yield Municipal Fund | Annual Report 2023	7

Portfolio of Investments
May 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Floating Rate Notes 1.2%
Issue Description	Yield	Principal Amount ($)	Value ($)
New York 1.0%
City of New York(a),(b)
Unlimited General Obligation Bonds
Fiscal 2015
Subordinated Series 2015 (JPMorgan Chase Bank)
06/01/2044	4.100%	500,000	500,000
New York City Transitional Finance Authority(a),(b)
Revenue Bonds
Future Tax Secured
Subordinated Series 2012C (JPMorgan Chase Bank)
11/01/2036	4.100%	1,500,000	1,500,000
Subordinated Series 2018 (JPMorgan Chase Bank)
08/01/2042	4.000%	1,500,000	1,500,000
New York City Water & Sewer System(a),(b)
Revenue Bonds
2nd General Resolution
Series 2013 (JPMorgan Chase Bank)
06/15/2050	4.100%	2,000,000	2,000,000
Total			5,500,000
Utah 0.2%
City of Murray(a),(b)
Revenue Bonds
IHC Health Services, Inc.
Series 2005B (JPMorgan Chase Bank)
05/15/2037	4.000%	1,000,000	1,000,000
Total Floating Rate Notes (Cost $6,500,000)			6,500,000

Municipal Bonds 98.0%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alabama 0.6%
Black Belt Energy Gas District
Revenue Bonds
Series 2023A (Mandatory Put 10/01/30)
12/31/2053	5.250%	3,000,000	3,173,750
Alaska 0.1%
Northern Tobacco Securitization Corp.(c)
Refunding Revenue Bonds
Series 2021B-2
06/01/2066	0.000%	5,000,000	615,931
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Arizona 2.4%
Arizona Industrial Development Authority(d),(e)
Revenue Bonds
Legacy Cares, Inc. Project
Series 2020
07/01/2050	0.000%	3,000,000	1,650,000
Series 2021A
07/01/2051	0.000%	500,000	275,000
Arizona Industrial Development Authority(d)
Revenue Bonds
Pinecrest Academy of Northern Nevada Project
Series 2022
07/15/2029	4.500%	2,500,000	2,418,041
Industrial Development Authority of the County of Pima (The)(d)
Refunding Revenue Bonds
American Leadership Academy
Series 2022
06/15/2057	4.000%	4,000,000	2,822,796
Revenue Bonds
La Posada at Pusch Ridge Project
Series 2022
11/15/2057	7.000%	1,000,000	1,002,001
La Paz County Industrial Development Authority
Revenue Bonds
Charter School Solutions - Harmony Public Schools Project
Series 2016
02/15/2046	5.000%	1,500,000	1,447,699
Series 2018
02/15/2048	5.000%	230,000	220,210
Maricopa County Industrial Development Authority(d),(f)
Revenue Bonds
Commercial Metals Co.
Series 2022
10/15/2047	4.000%	3,000,000	2,535,035
Total			12,370,782
Arkansas 0.4%
Arkansas Development Finance Authority(f)
Revenue Bonds
Green Bonds - United States Steel Corp. Project
Series 2023
05/01/2053	5.700%	2,000,000	2,006,198
California 4.8%
California County Tobacco Securitization Agency
Refunding Revenue Bonds
Subordinated Series 2020B-1
06/01/2049	5.000%	390,000	392,093
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia High Yield Municipal Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California Municipal Finance Authority(d),(e),(f)
Revenue Bonds
UTS Renewable Energy-Waste Water Facilities
Series 2011
12/01/2032	0.000%	1,835,000	36,700
California Statewide Communities Development Authority
Revenue Bonds
Loma Linda University Medical Center
Series 2014
12/01/2054	5.500%	1,000,000	992,767
California Statewide Communities Development Authority(d)
Revenue Bonds
Loma Linda University Medical Center
Series 2018
12/01/2058	5.500%	1,000,000	955,238
City of Long Beach Marina System
Revenue Bonds
Series 2015
05/15/2045	5.000%	500,000	505,279
CMFA Special Finance Agency(d)
Revenue Bonds
Junior Bonds - Latitude33
Series 2021A
12/01/2045	4.000%	2,000,000	1,567,696
Junior Bonds - Solana at Grand
Series 2021A-2
08/01/2045	4.000%	5,000,000	3,942,872
CSCDA Community Improvement Authority(d)
Revenue Bonds
Social Bonds - Mezzanine Lien - Westgate Phase 1-Pasadena
Series 2021
06/01/2057	4.000%	2,000,000	1,366,449
Social Bonds - Millennium South Bay-Hawthorne
Series 2021
07/01/2058	4.000%	3,000,000	2,076,362
Golden State Tobacco Securitization Corp.(c)
Refunding Revenue Bonds
Subordinated Series 2021B-2
06/01/2066	0.000%	40,000,000	4,046,376
Hastings Campus Housing Finance Authority
Revenue Bonds
Green Bonds
Series 2020A
07/01/2061	5.000%	1,000,000	801,062
Hastings Campus Housing Finance Authority(c),(d)
Revenue Bonds
Green Bonds
Subordinated Series 2020A
07/01/2061	0.000%	3,000,000	1,028,155
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
M-S-R Energy Authority
Revenue Bonds
Series 2009B
11/01/2039	6.500%	5,000,000	5,804,551
State of California
Unlimited General Obligation Refunding Bonds
Series 2023
10/01/2036	5.000%	500,000	582,590
10/01/2042	5.000%	625,000	705,186
Total			24,803,376
Colorado 9.5%
Aerotropolis Regional Transportation Authority
Revenue Bonds
Series 2021
12/01/2052	4.375%	4,000,000	2,986,728
Aurora Crossroads Metropolitan District No. 2
Limited General Obligation Bonds
Senior Series 2020A
12/01/2050	5.000%	1,000,000	870,576
City & County of Denver Airport System(f)
Revenue Bonds
Series 2022A
11/15/2047	5.000%	900,000	939,366
Colorado Bridge Enterprise(f)
Revenue Bonds
Central 70 Project
Series 2017
06/30/2051	4.000%	6,000,000	5,264,167
Colorado Educational & Cultural Facilities Authority(d)
Refunding Revenue Bonds
New Summit Charter Academy Project
Series 2021
07/01/2051	4.000%	715,000	531,277
07/01/2061	4.000%	1,225,000	863,749
Colorado Health Facilities Authority
Improvement Refunding Revenue Bonds
Christian Living Neighborhoods
Series 2021
01/01/2042	4.000%	1,000,000	719,637
Refunding Revenue Bonds
CommonSpirit Health
Series 2019A
08/01/2049	4.000%	3,250,000	2,923,059
Revenue Bonds
Aberdeen Ridge
Series 2021A
05/15/2058	5.000%	3,250,000	2,340,622
NJH-SJH Center for Outpatient Health Project
Series 2019
01/01/2045	3.000%	5,000,000	3,806,655

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
May 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Eagle Brook Meadows Metropolitan District No. 3
Limited General Obligation Bonds
Series 2021
12/01/2051	5.000%	1,500,000	1,273,855
Fiddlers Business Improvement District(d)
Unlimited General Obligation Refunding Bonds
Series 2022
12/01/2047	5.550%	3,000,000	3,008,480
Jefferson Center Metropolitan District No. 1
Refunding Revenue Bonds
Subordinated Series 2020B
12/15/2050	5.750%	4,000,000	3,821,904
Lanterns Metropolitan District No. 2
Limited General Obligation Bonds
Series 2021A
12/01/2050	4.500%	2,830,000	2,028,287
Peak Metropolitan District No. 1(d)
Limited General Obligation Bonds
Series 2021A
12/01/2051	5.000%	1,150,000	986,982
Peak Metropolitan District No. 3(c)
Limited General Obligation Bonds
Capital Appreciation
Series 2022
12/01/2052	0.000%	2,000,000	1,092,199
Rampart Range Metropolitan District No. 5
Revenue Bonds
Series 2021
12/01/2051	4.000%	2,500,000	1,730,598
RRC Metropolitan District No. 2
Limited General Obligation Bonds
Series 2021
12/01/2051	5.250%	2,500,000	2,078,600
Sagebrush Farm Metropolitan District No. 1
Limited General Obligation Bonds
Series 2022A
12/01/2052	6.750%	2,000,000	1,954,273
Senac South Metropolitan District No. 1
Limited General Obligation Bonds
Series 2021A
12/01/2051	5.250%	3,000,000	2,549,273
Sky Ranch Community Authority Board
Limited General Obligation Bonds
Series 2022A
12/01/2052	5.750%	1,250,000	1,159,953
Sterling Ranch Community Authority Board
Refunding Revenue Bonds
Series 2022A
12/01/2053	6.750%	2,000,000	2,015,167
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Waterfront at Foster Lake Metropolitan District No. 2
Revenue Bonds
Series 2022
12/01/2028	4.625%	2,000,000	1,839,427
Windler Public Improvement Authority
Revenue Bonds
Series 2021A-1
12/01/2051	4.125%	4,000,000	2,413,516
Total			49,198,350
Connecticut 0.5%
Connecticut State Health & Educational Facility Authority(d)
Revenue Bonds
Church Home of Hartford, Inc. Project
Series 2016
09/01/2053	5.000%	1,750,000	1,385,095
Stamford Housing Authority(d)
Revenue Bonds
The Dogwoods Project
BAN Series 2022
12/01/2027	11.000%	1,000,000	1,036,204
Total			2,421,299
District of Columbia 1.1%
District of Columbia
Revenue Bonds
KIPP DC Project
Series 2019
07/01/2049	4.000%	680,000	567,620
Metropolitan Washington Airports Authority(f),(g)
Refunding Revenue Bonds
Series 2023A
10/01/2048	5.250%	1,000,000	1,067,627
Metropolitan Washington Airports Authority Dulles Toll Road
Refunding Revenue Bonds
Dulles Metrorail
Subordinated Series 2019
10/01/2049	4.000%	4,275,000	3,904,034
Total			5,539,281
Florida 8.4%
Capital Trust Agency, Inc.(d)
04/27/2021
07/01/2056	5.000%	4,000,000	3,577,504
Revenue Bonds
WFCS Portfolio Projects
Series 2021A
01/01/2031	3.300%	250,000	215,008
01/01/2056	5.000%	1,000,000	735,122

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia High Yield Municipal Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Capital Trust Agency, Inc.(d),(e)
Revenue Bonds
1st Mortgage - Tapestry Walden Senior Housing Project
Series 2017
07/01/2052	0.000%	3,400,000	748,000
1st Mortgage Tallahassee Tapestry Senior Housing Project
Series 2015
12/01/2050	0.000%	3,550,000	1,162,625
Capital Trust Agency, Inc.(c),(d)
Subordinated
07/01/2061	0.000%	30,000,000	1,913,259
City of Atlantic Beach
Revenue Bonds
Fleet Landing Project
Series 2018A
11/15/2053	5.000%	1,500,000	1,235,497
City of Pompano Beach
Revenue Bonds
John Knox Village Project
Series 2021A
09/01/2056	4.000%	1,835,000	1,275,070
City of Tampa(c)
Revenue Bonds
Series 2020A
09/01/2053	0.000%	1,800,000	376,658
County of Miami-Dade(c)
Revenue Bonds
Capital Appreciation
Subordinated Series 2009B
10/01/2041	0.000%	10,000,000	4,361,307
County of Osceola Transportation(c)
Refunding Revenue Bonds
Osceola Parkway Toll Facility
Series 2019A-2
10/01/2049	0.000%	1,700,000	398,450
Series 2020A-2
10/01/2046	0.000%	3,175,000	892,343
10/01/2048	0.000%	2,000,000	497,559
Florida Development Finance Corp.
Prerefunded 06/15/23 Revenue Bonds
Renaissance Charter School
Series 2013A
06/15/2044	8.500%	1,500,000	1,502,430
Florida Development Finance Corp.(d)
Refunding Revenue Bonds
Glenridge on Palmer Ranch Project (The)
Series 2021
06/01/2051	5.000%	2,000,000	1,562,307
Mayflower Retirement Community Project (The)
Series 2021
06/01/2055	4.000%	1,500,000	903,921
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Renaissance Charter School
Series 2020
09/15/2050	5.000%	2,200,000	1,795,113
Revenue Bonds
Cornerstone Charter Academy Project
Series 2022
10/01/2052	5.125%	1,000,000	915,792
10/01/2056	5.250%	1,900,000	1,743,856
Discovery High School Project
Series 2020
06/01/2055	5.000%	2,000,000	1,709,420
Renaissance Charter School
Series 2015
06/15/2046	6.125%	4,900,000	4,904,013
Lee County Industrial Development Authority
Revenue Bonds
Cypress Cove at HealthPark Florida, Inc. Project
Series 2022
10/01/2057	5.250%	3,000,000	2,455,562
Palm Beach County Health Facilities Authority
Refunding Revenue Bonds
Toby & Leon Cooperman Sinai Residences of Boca Raton
Series 2022
06/01/2056	4.250%	4,000,000	2,849,519
Polk County Industrial Development Authority
Refunding Revenue Bonds
Carpenter’s Home Estates, Inc.
Series 2019
01/01/2055	5.000%	2,615,000	2,169,854
Seminole County Industrial Development Authority
Refunding Revenue Bonds
Legacy Pointe at UCF Project
Series 2019
11/15/2054	5.750%	2,525,000	1,971,546
Seminole County Industrial Development Authority(d)
Revenue Bonds
Galileo Schools for Gifted Learning Project
Series 2021
06/15/2051	4.000%	830,000	617,792
06/15/2056	4.000%	1,410,000	1,012,903
Westridge Community Development District
Special Assessment Bonds
Series 2005
05/01/2037	5.800%	285,000	285,064
Total			43,787,494
Georgia 1.7%
Floyd County Development Authority
Revenue Bonds
Spires Berry College Project
Series 2018
12/01/2048	6.250%	1,500,000	1,390,503

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2023	11

Portfolio of Investments  (continued)
May 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Georgia State Road & Tollway Authority(d),(h)
Prerefunded 06/01/24 Revenue Bonds
I-75 S Expressway
Series 2014S
06/01/2049	0.000%	4,600,000	4,665,317
Oconee County Industrial Development Authority
Revenue Bonds
Presbyterian Village Athens Project
Series 2018
12/01/2053	6.375%	3,000,000	2,502,057
Total			8,557,877
Idaho 1.0%
Idaho Health Facilities Authority
Revenue Bonds
Terraces of Boise Project
Series 2021
10/01/2050	4.500%	4,000,000	2,811,134
Spring Valley Community Infrastructure District No. 1(d)
Special Assessment Bonds
Series 2021
09/01/2051	3.750%	3,000,000	2,217,314
Total			5,028,448
Illinois 9.8%
Chicago Board of Education(d)
Unlimited General Obligation Bonds
Dedicated
Series 2017A
12/01/2046	7.000%	3,000,000	3,233,477
Chicago Board of Education
Unlimited General Obligation Bonds
Dedicated
Series 2017H
12/01/2036	5.000%	1,665,000	1,681,662
Project
Series 2015C
12/01/2039	5.250%	2,000,000	2,002,273
Series 2012A
12/01/2042	5.000%	1,000,000	959,116
Series 2016B
12/01/2046	6.500%	1,500,000	1,568,720
Series 2018D
12/01/2046	5.000%	5,000,000	4,761,073
Series 2022A
12/01/2047	4.000%	6,000,000	5,126,169
Unlimited General Obligation Refunding Bonds
Series 2018A (AGM)
12/01/2035	5.000%	500,000	523,716
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Chicago O’Hare International Airport(f)
Revenue Bonds
TriPs Obligated Group
Series 2018
07/01/2048	5.000%	800,000	783,088
City of Chicago
Unlimited General Obligation Bonds
Series 2017A
01/01/2038	6.000%	3,235,000	3,428,516
Unlimited General Obligation Refunding Bonds
Series 2007F
01/01/2042	5.500%	1,000,000	1,013,071
Du Page County Special Service Area No. 31
Special Tax Bonds
Monarch Landing Project
Series 2006
03/01/2036	5.625%	548,000	537,187
Illinois Finance Authority(d)
Refunding Revenue Bonds
DePaul College Prep Foundation
Series 2023
08/01/2053	5.625%	1,000,000	980,701
Metropolitan Pier & Exposition Authority
Refunding Revenue Bonds
McCormick Place Expansion Project
Series 2020
06/15/2050	4.000%	1,200,000	1,063,700
Revenue Bonds
McCormick Place Expansion Project
Series 2017
06/15/2057	5.000%	1,000,000	994,341
Metropolitan Pier & Exposition Authority(c)
Refunding Revenue Bonds
McCormick Place Expansion Project
Series 2022
12/15/2037	0.000%	2,700,000	1,374,479
06/15/2038	0.000%	3,000,000	1,479,040
State of Illinois
Unlimited General Obligation Bonds
Series 2017A
12/01/2035	5.000%	1,345,000	1,399,106
12/01/2038	5.000%	3,000,000	3,089,340
Series 2018A
05/01/2032	5.000%	2,500,000	2,657,295
05/01/2041	5.000%	3,910,000	4,014,229
05/01/2043	5.000%	3,000,000	3,067,699
Series 2020
05/01/2039	5.500%	570,000	622,139
05/01/2045	5.750%	750,000	814,336
Series 2022A
03/01/2047	5.500%	2,700,000	2,919,521

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia High Yield Municipal Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2023B
05/01/2047	5.500%	500,000	541,139
Village of Lincolnshire
Special Tax Bonds
Sedgebrook Project
Series 2004
03/01/2034	6.250%	557,000	557,381
Total			51,192,514
Iowa 3.1%
Iowa Finance Authority(h)
Prerefunded 11/15/24 Revenue Bonds
Deerfield Retirement Community
Series 2014
11/15/2046	5.400%	1,931,669	1,975,035
Iowa Finance Authority
Refunding Revenue Bonds
Iowa Fertilizer Co. Project
Series 2022
12/01/2050	5.000%	2,700,000	2,706,069
Lifespace Communities, Inc.
Series 2021
05/15/2053	4.000%	4,000,000	2,320,304
Revenue Bonds
Lifespace Communities, Inc.
Series 2018A
05/15/2043	5.000%	1,740,000	1,321,336
PHS Council Bluffs, Inc. Project
Series 2018
08/01/2055	5.250%	3,200,000	2,372,002
Iowa Tobacco Settlement Authority(c)
Refunding Revenue Bonds
Series 2021B-2
06/01/2065	0.000%	50,000,000	5,512,230
Total			16,206,976
Kansas 1.0%
City of Overland Park
Revenue Bonds
Prairiefire-Lionsgate Project
Series 2012
12/15/2032	6.000%	6,000,000	2,662,534
Wyandotte County-Kansas City Unified Government
Revenue Bonds
Legends Village West Project
Series 2006
10/01/2028	4.875%	2,735,000	2,623,824
Total			5,286,358
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Kentucky 0.7%
City of Henderson(d),(f)
Revenue Bonds
Pratt Paper LLC Project
Series 2022
01/01/2052	4.700%	3,000,000	2,777,927
Kentucky Economic Development Finance Authority
Refunding Revenue Bonds
Owensboro Health
Series 2017A
06/01/2045	5.000%	1,000,000	972,899
Total			3,750,826
Louisiana 1.4%
Louisiana Public Facilities Authority
Prerefunded 05/15/26 Revenue Bonds
Ochsner Clinic Foundation Project
Series 2016
05/15/2034	5.000%	25,000	26,233
Louisiana Public Facilities Authority(f)
Revenue Bonds
Impala Warehousing LLC Project
Series 2013
07/01/2036	6.500%	3,420,000	3,423,262
Parish of St. James(d)
Revenue Bonds
NuStar Logistics LP Project
Series 2020-2
07/01/2040	6.350%	3,750,000	4,034,371
Total			7,483,866
Maryland 0.8%
Maryland Economic Development Corp.(f)
Revenue Bonds
Green Bonds - Purple Line Light Rail Project
Series 2022
06/30/2055	5.250%	2,000,000	2,027,470
Maryland Economic Development Corp.
Tax Allocation Bonds
Port Covington Project
Series 2020
09/01/2050	4.000%	2,700,000	2,185,971
Total			4,213,441
Massachusetts 1.0%
Massachusetts Development Finance Agency(d)
Refunding Revenue Bonds
NewBridge on the Charles, Inc.
Series 2017
10/01/2057	5.000%	2,000,000	1,749,382

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2023	13

Portfolio of Investments  (continued)
May 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Linden Ponds, Inc. Facility
Series 2018
11/15/2046	5.125%	2,000,000	2,015,126
Massachusetts Educational Financing Authority(f)
Refunding Revenue Bonds
Issue K
Subordinated Series 2017B
07/01/2046	4.250%	1,500,000	1,387,176
Total			5,151,684
Michigan 0.7%
Michigan Finance Authority(c)
Refunding Revenue Bonds
Senior Series 2020B-2 Class 2
06/01/2065	0.000%	37,500,000	3,671,996
Minnesota 0.7%
City of Crookston
Revenue Bonds
Riverview Health Project
Series 2019
05/01/2044	5.000%	500,000	395,611
05/01/2051	5.000%	1,500,000	1,134,133
St. Cloud Housing & Redevelopment Authority(e)
Revenue Bonds
Sanctuary St. Cloud Project
Series 2016A
08/01/2036	0.000%	2,245,000	1,908,250
Total			3,437,994
Missouri 1.0%
Kansas City Industrial Development Authority(d)
Revenue Bonds
Platte Purchase Project
Series 2019A
07/01/2040	5.000%	1,800,000	1,543,774
Kirkwood Industrial Development Authority
Refunding Revenue Bonds
Aberdeen Heights Project
Series 2017
05/15/2050	5.250%	1,500,000	1,122,824
St. Louis County Industrial Development Authority
Refunding Revenue Bonds
St. Andrews Residence for Seniors
Series 2015
12/01/2045	5.125%	3,000,000	2,688,414
Total			5,355,012
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Nevada 1.1%
City of Reno(c),(d)
Refunding Revenue Bonds
Retrac-Reno Transportation Rail Access Corridor Project
Series 2018
07/01/2058	0.000%	16,000,000	2,022,181
State of Nevada Department of Business & Industry(d)
Revenue Bonds
Somerset Academy
Series 2015A
12/15/2045	5.125%	2,515,000	2,297,041
Series 2018A
12/15/2048	5.000%	1,500,000	1,321,174
Total			5,640,396
New Hampshire 0.7%
New Hampshire Business Finance Authority(d)
Revenue Bonds
The Vista Project
Series 2019A
07/01/2054	5.750%	3,750,000	3,326,509
New Hampshire Health and Education Facilities Authority Act(e)
Revenue Bonds
Hillside Village
Series 2017A
07/01/2052	0.000%	2,086,967	459,133
Total			3,785,642
New Jersey 1.6%
Camden County Improvement Authority (The)
Revenue Bonds
Social Bonds - Cooper Norcross Academy
Series 2022
06/15/2062	6.000%	1,000,000	1,049,405
City of Newark Mass Transit Access Tax
Revenue Bonds
Mulberry Pedestrian Bridge Redevelopment Project
Series 2022 (AGM)
11/15/2062	6.000%	1,000,000	1,146,884
Middlesex County Improvement Authority(e)
Revenue Bonds
Heldrich Center Hotel
Series 2005C
01/01/2037	0.000%	1,250,000	12
New Jersey Economic Development Authority
Prerefunded 06/15/25 Revenue Bonds
Series 2015WW
06/15/2040	5.250%	350,000	364,570

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia High Yield Municipal Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey Economic Development Authority(f)
Revenue Bonds
UMM Energy Partners LLC
Series 2012A
06/15/2043	5.125%	2,000,000	2,000,126
Passaic County Improvement Authority (The)
Revenue Bonds
Paterson Arts and Science Charter School Project
Series 2023
07/01/2053	5.375%	1,000,000	1,004,254
07/01/2058	5.500%	1,000,000	1,005,855
South Jersey Port Corp.(f)
Revenue Bonds
Marine Terminal
Subordinated Series 2017B
01/01/2048	5.000%	600,000	602,636
Tobacco Settlement Financing Corp.
Refunding Revenue Bonds
Subordinated Series 2018B
06/01/2046	5.000%	1,025,000	1,029,493
Total			8,203,235
New York 7.2%
Build NYC Resource Corp.
Revenue Bonds
International Leadership Charter School
Series 2013
07/01/2043	6.000%	4,330,000	4,329,583
Build NYC Resource Corp.(d)
Revenue Bonds
International Leadership Charter School
Series 2016
07/01/2046	6.250%	715,000	716,140
Social Bonds - East Harlem Scholars Academy Charter School Project
Series 2022
06/01/2062	5.750%	500,000	501,997
Glen Cove Local Economic Assistance Corp.(h)
Revenue Bonds
Garvies Point
Series 2016 CABS
01/01/2055	0.000%	2,500,000	2,156,677
Huntington Local Development Corp.
Revenue Bonds
Fountaingate Garden Project
Series 2021A
07/01/2056	5.250%	1,500,000	1,128,283
Jefferson County Industrial Development Agency(d),(e),(f)
Revenue Bonds
ReEnergy Black River LLC P
Series 2019
01/01/2024	0.000%	1,620,000	648,000
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Metropolitan Transportation Authority
Revenue Bonds
Green Bonds
Series 2020C-1
11/15/2055	5.250%	4,000,000	4,126,180
Nassau County Tobacco Settlement Corp.(c)
Asset-Backed Revenue Bonds
Capital Appreciation
Third Series 2006D
06/01/2060	0.000%	25,000,000	1,379,425
New York City Municipal Water Finance Authority
Revenue Bonds
Series 2022AA-1
06/15/2052	5.250%	5,000,000	5,555,894
New York State Dormitory Authority(g)
Revenue Bonds
Financing Program
Series 2023 (AGM)
10/01/2035	5.000%	4,350,000	4,893,152
New York State Thruway Authority
Refunding Revenue Bonds
Personal Income Tax - Bidding Group
Series 2022A
03/15/2050	4.000%	3,000,000	2,910,377
New York Transportation Development Corp.(f)
Refunding Revenue Bonds
John F. Kennedy International Airport Project
Series 2020
08/01/2036	5.375%	1,250,000	1,259,876
Revenue Bonds
Delta Air Lines, Inc. LaGuardia
Series 2020
10/01/2040	5.000%	2,500,000	2,528,413
10/01/2045	4.375%	2,500,000	2,361,801
Westchester County Local Development Corp.(d)
Revenue Bonds
Purchase Senior Learning Community
Series 2021
07/01/2056	5.000%	4,000,000	2,970,236
Total			37,466,034
North Carolina 0.8%
North Carolina Medical Care Commission
Refunding Revenue Bonds
Sharon Towers
Series 2019
07/01/2049	5.000%	1,000,000	841,248
Revenue Bonds
Lutheran Services for the Aging
Series 2021
03/01/2051	4.000%	1,500,000	1,026,541

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2023	15

Portfolio of Investments  (continued)
May 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
North Carolina Turnpike Authority(c)
Revenue Bonds
Triangle Expressway System Appropriation
Series 2019
01/01/2049	0.000%	2,500,000	744,911
North Carolina Turnpike Authority
Revenue Bonds
Triangle Expressway System Senior Lien Turnpike
Series 2019
01/01/2055	4.000%	1,400,000	1,263,181
Total			3,875,881
Ohio 3.0%
Buckeye Tobacco Settlement Financing Authority
Refunding Senior Revenue Bonds
Series 2020B-2
06/01/2055	5.000%	11,370,000	10,518,318
County of Marion
Refunding Revenue Bonds
United Church Homes, Inc.
Series 2019
12/01/2049	5.125%	1,875,000	1,569,789
Hickory Chase Community Authority(d)
Refunding Revenue Bonds
Hickory Chase Project
Series 2019
12/01/2040	5.000%	1,360,000	1,209,291
Lake County Port & Economic Development Authority(d),(e)
Revenue Bonds
1st Mortgage - Tapestry Wickliffe LLC
Series 2017
12/01/2052	0.000%	5,600,000	1,624,000
Ohio Air Quality Development Authority(f)
Revenue Bonds
Ohio Valley Electric Crop.
Series 2019 (Mandatory Put 10/01/29)
06/01/2041	2.600%	500,000	433,914
Ohio Air Quality Development Authority(d),(f)
Revenue Bonds
Pratt Paper LLC Project
Series 2017
01/15/2048	4.500%	500,000	461,470
Total			15,816,782
Oregon 0.8%
Clackamas County Hospital Facility Authority
Revenue Bonds
Mary’s Woods at Marylhurst, Inc.
Series 2018
05/15/2052	5.000%	1,000,000	808,718
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Hospital Facilities Authority of Multnomah County
Refunding Revenue Bonds
Mirabella at South Waterfront
Series 2014A
10/01/2049	5.500%	3,115,000	2,685,987
State of Oregon Housing & Community Services Department
Revenue Bonds
Single Family Mortgage Program
Series 2018C
07/01/2043	3.950%	775,000	749,254
Total			4,243,959
Pennsylvania 3.8%
Allentown Neighborhood Improvement Zone Development Authority(d)
Revenue Bonds
City Center Project
Subordinated Series 2022
05/01/2042	5.250%	3,000,000	2,943,453
Commonwealth Financing Authority
Revenue Bonds
Tobacco Master Settlement Payment
Series 2018 (AGM)
06/01/2039	4.000%	1,365,000	1,312,462
Commonwealth of Pennsylvania
Refunding Certificate of Participation
Series 2018A
07/01/2046	4.000%	2,500,000	2,306,040
Dauphin County Industrial Development Authority(f)
Revenue Bonds
Dauphin Consolidated Water Supply
Series 1992A
06/01/2024	6.900%	3,200,000	3,296,206
Franklin County Industrial Development Authority
Refunding Revenue Bonds
Menno-Haven, Inc. Project
Series 2018
12/01/2053	5.000%	1,900,000	1,442,904
Montgomery County Industrial Development Authority
Refunding Revenue Bonds
Meadowood Senior Living Project
Series 2018
12/01/2048	5.000%	1,000,000	919,060
Northampton County Industrial Development Authority
Refunding Revenue Bonds
Morningstar Senior Living, Inc. Project
Series 2019
11/01/2049	5.000%	1,600,000	1,323,233
Pennsylvania Economic Development Financing Authority(d),(e)
Refunding Revenue Bonds
Tapestry Moon Senior Housing Project
Series 2018
12/01/2053	0.000%	2,750,000	1,048,438

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia High Yield Municipal Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pennsylvania Economic Development Financing Authority(f)
Revenue Bonds
The PennDOT Major Bridges Package One Project
Series 2022
06/30/2061	6.000%	1,500,000	1,657,500
Philadelphia Authority for Industrial Development
Revenue Bonds
1st Philadelphia Preparatory Charter School
Series 2014
06/15/2033	7.000%	1,870,000	1,925,191
Scranton School District
Limited General Obligation Refunding Bonds
Series 2017D (NPFGC)
06/01/2037	4.250%	1,750,000	1,759,202
Total			19,933,689
Puerto Rico 6.3%
Commonwealth of Puerto Rico(c),(i)
Revenue Notes
Series 2022
11/01/2051	0.000%	3,001,691	1,448,316
Subordinated Series 2022
11/01/2043	0.000%	2,384,607	1,162,496
Unlimited General Obligation Bonds
Series 2021A
07/01/2024	0.000%	168,169	160,274
Commonwealth of Puerto Rico(i)
Unlimited General Obligation Bonds
Series 2021-A1
07/01/2033	4.000%	503,640	462,246
07/01/2035	4.000%	452,705	404,409
07/01/2037	4.000%	388,540	337,102
07/01/2041	4.000%	528,266	440,861
07/01/2046	4.000%	1,719,389	1,384,443
Puerto Rico Commonwealth Aqueduct & Sewer Authority(d),(i)
Refunding Revenue Bonds
Senior Lien
Series 2020A
07/01/2047	5.000%	3,500,000	3,357,947
Puerto Rico Electric Power Authority(e),(i)
Revenue Bonds
Series 2007TT
07/01/2037	0.000%	2,000,000	1,430,000
Series 2010XX
07/01/2040	0.000%	8,500,000	6,077,500
Puerto Rico Highway & Transportation Authority(c),(i)
Revenue Bonds
Series 2022B
07/01/2032	0.000%	306,982	195,176
Series 2022C
07/01/2053	0.000%	525,123	319,010
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Puerto Rico Sales Tax Financing Corp.(c),(i)
Revenue Bonds
Series 2018A-1
07/01/2046	0.000%	44,000,000	11,835,947
Puerto Rico Sales Tax Financing Corp.(i)
Revenue Bonds
Series 2019A1
07/01/2058	5.000%	4,000,000	3,821,790
Total			32,837,517
South Carolina 2.2%
South Carolina Jobs-Economic Development Authority
Prerefunded 11/01/24 Revenue Bonds
York Preparatory Academy Project
Series 2014A
11/01/2045	7.250%	4,000,000	4,192,886
Revenue Bonds
Lutheran Homes of South Carolina, Inc. Obligation Group
Series 2013
05/01/2043	5.000%	750,000	602,454
05/01/2048	5.125%	1,500,000	1,182,262
South Carolina Public Service Authority
Revenue Bonds
Series 2022A
12/01/2052	4.000%	6,000,000	5,427,211
Total			11,404,813
Tennessee 0.5%
Shelby County Health Educational & Housing Facilities Board
Revenue Bonds
The Farms at Bailey Station Project
Series 2019
10/01/2059	5.750%	3,750,000	2,683,062
Texas 7.4%
Angelina & Neches River Authority(d),(f)
Revenue Bonds
Jefferson Enterprise Energy LLC Project
Series 2021
12/01/2045	7.500%	2,250,000	1,460,647
Arlington Higher Education Finance Corp.
Refunding Revenue Bonds
Legacy Traditional Schools
Series 2021
02/15/2056	4.500%	2,330,000	1,612,002
Revenue Bonds
Brooks Academies of Texas
Series 2021
01/15/2051	5.000%	2,625,000	2,196,451

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2023	17

Portfolio of Investments  (continued)
May 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Arlington Higher Education Finance Corp.(d)
Revenue Bonds
Magellan International School
Series 2022
06/01/2062	6.375%	1,750,000	1,767,273
City of Houston Airport System(f)
Refunding Revenue Bonds
United Airlines, Inc. Airport Improvement Projects
Series 2020
07/15/2027	5.000%	2,350,000	2,368,748
Revenue Bonds
United Airlines, Inc. Terminal Improvement Projects
Series 2021
07/15/2041	4.000%	2,850,000	2,478,790
Clifton Higher Education Finance Corp.
Revenue Bonds
International Leadership of Texas
Series 2015
08/15/2045	5.750%	3,500,000	3,414,002
New Hope Cultural Education Facilities Finance Corp.(e)
Revenue Bonds
Bridgemoor Plano Project
Series 2018
12/01/2053	0.000%	3,500,000	3,150,000
Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project
Series 2016
07/01/2046	0.000%	1,630,000	815,000
Series 2016A-1
07/01/2046	0.000%	950,000	650,750
New Hope Cultural Education Facilities Finance Corp.(d)
Revenue Bonds
Cumberland Academy Project
Series 2020A
08/15/2050	5.000%	1,000,000	854,752
New Hope Cultural Education Facilities Finance Corp.
Revenue Bonds
NCCD-College Station Properties LLC
Series 2015
07/01/2035	5.000%	1,000,000	905,000
Series 2015A
07/01/2047	5.000%	1,000,000	905,000
Westminster Project
Series 2021
11/01/2055	4.000%	500,000	372,034
Port Beaumont Navigation District(d),(f)
Refunding Revenue Bonds
Jefferson Gulf Coast Energy Project
Series 2020A
01/01/2050	4.000%	2,000,000	1,408,173
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Jefferson Gulf Coast Energy Project
Series 2021
01/01/2050	3.000%	1,750,000	1,008,024
Pottsboro Higher Education Finance Corp.
Revenue Bonds
Series 2016A
08/15/2046	5.000%	1,000,000	902,120
Red River Health Facilities Development Corp.
Prerefunded 11/15/24 Revenue Bonds
MRC Crossings Project
Series 2014A
11/15/2049	8.000%	2,000,000	2,124,763
Sanger Industrial Development Corp.(d),(e),(f)
Revenue Bonds
Texas Pellets Project
Series 2012B
07/01/2038	0.000%	4,950,000	1,237,500
Tarrant County Cultural Education Facilities Finance Corp.(e)
Revenue Bonds
CC Young Memorial Home
Series 2009A
02/15/2038	0.000%	3,000,000	1,650,000
Texas Private Activity Bond Surface Transportation Corp.(f)
Revenue Bonds
Segment 3C Project
Series 2019
06/30/2058	5.000%	2,300,000	2,262,515
Senior Lien - Blueridge Transportation Group LLC
Series 2016
12/31/2040	5.000%	1,250,000	1,253,116
12/31/2055	5.000%	3,515,000	3,394,967
Texas Transportation Commission
Revenue Bonds
State Highway 249 System Toll
Series 2019
08/01/2057	5.000%	500,000	500,727
Total			38,692,354
Utah 2.5%
Black Desert Public Infrastructure District(d)
Limited General Obligation Bonds
Senior Bonds
Series 2021A
03/01/2051	4.000%	3,000,000	2,242,623
Downtown East Streetcar Sewer Public Infrastructure District(d)
Limited General Obligation Bonds
Series 2022A
03/01/2053	6.000%	2,000,000	1,977,880

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia High Yield Municipal Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Mida Golf and Equestrian Center Public Infrastructure District(d)
Limited General Obligation Bonds
Series 2021
06/01/2057	4.625%	3,000,000	2,249,225
Red Bridge Public Infrastructure District No. 1(d)
Limited General Obligation Bonds
Series 2021-1A
02/01/2041	4.125%	500,000	386,840
02/01/2051	4.375%	1,100,000	817,341
Subordinated Series 2021B
08/15/2051	7.375%	600,000	482,636
UIPA Crossroads Public Infrastructure District(d)
Tax Allocation Bonds
Series 2021
06/01/2052	4.375%	3,000,000	2,544,646
Utah Charter School Finance Authority(d)
Revenue Bonds
Ascent Academies Charter Schools
Series 2022
06/15/2057	5.000%	3,000,000	2,345,776
Total			13,046,967
Virginia 2.6%
City of Chesapeake Expressway Toll Road(h)
Refunding Revenue Bonds
Transportation System
Series 2012
07/15/2040	0.000%	7,530,000	7,640,374
Hanover County Economic Development Authority
Refunding Revenue Bonds
Covenant Woods
Series 2018
07/01/2051	5.000%	1,200,000	1,042,340
Tobacco Settlement Financing Corp.
Revenue Bonds
Senior Series 2007B-1
06/01/2047	5.000%	5,000,000	4,643,947
Total			13,326,661
Washington 2.3%
King County Housing Authority
Refunding Revenue Bonds
Series 2018
05/01/2038	3.750%	3,295,000	3,079,907
King County Public Hospital District No. 4
Revenue Bonds
Series 2015A
12/01/2035	6.000%	1,250,000	1,279,904
12/01/2045	6.250%	2,500,000	2,557,307
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tacoma Consolidated Local Improvement Districts
Special Assessment Bonds
No. 65
Series 2013
04/01/2043	5.750%	1,140,000	1,089,529
Washington State Housing Finance Commission(d)
Prerefunded 07/01/25 Revenue Bonds
Heron’s Key
Series 2015A
07/01/2050	7.000%	3,000,000	3,191,993
Revenue Bonds
Transforming Age Projects
Series 2019A
01/01/2055	5.000%	1,000,000	706,464
Total			11,905,104
Wisconsin 4.5%
Public Finance Authority
Refunding Revenue Bonds
Friends Homes
Series 2019
09/01/2054	5.000%	2,665,000	2,235,066
WakeMed Hospital
Series 2019A
10/01/2049	4.000%	4,310,000	3,935,997
Public Finance Authority(d)
Refunding Revenue Bonds
Mary’s Woods at Marylhurst, Inc.
Series 2017
05/15/2052	5.250%	2,300,000	1,961,340
Revenue Bonds
Wonderful Foundations Charter School Portfolio Projects
Series 2020
01/01/2055	5.000%	2,500,000	1,843,303
Public Finance Authority(f)
Revenue Bonds
Sky Harbour Capital LLC Aviation Facilities Project
Series 2021
07/01/2054	4.250%	5,000,000	3,578,541
Wisconsin Center District(c)
Revenue Bonds
Junior Dedicated
Series 2020D (AGM)
12/15/2060	0.000%	18,000,000	2,670,212
Wisconsin Health & Educational Facilities Authority
Refunding Revenue Bonds
Cedar Crest, Inc. Project
Series 2022
04/01/2057	5.125%	3,000,000	2,182,006
St. Camillus Health System, Inc.
Series 2019
11/01/2054	5.000%	3,000,000	2,290,372

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2023	19

Portfolio of Investments  (continued)
May 31, 2023
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
PHW Muskego, Inc. Project
Series 2021
10/01/2061	4.000%	4,000,000	2,637,867
Total			23,334,704
Total Municipal Bonds (Cost $603,589,266)			509,450,253

Money Market Funds 0.2%
	Shares	Value ($)
Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 3.259%(j)	107,412	107,402
JPMorgan Institutional Tax Free Money Market Fund, Institutional Shares, 3.207%(j)	1,019,818	1,019,818
Total Money Market Funds (Cost $1,127,230)		1,127,220
Total Investments in Securities (Cost $611,216,496)		517,077,473
Other Assets & Liabilities, Net		2,928,240
Net Assets		$520,005,713
Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of May 31, 2023.
(c)	Zero coupon bond.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At May 31, 2023, the total value of these securities amounted to $129,156,469, which represents 24.84% of total net assets.
(e)	Represents a security in default.
(f)	Income from this security may be subject to alternative minimum tax.
(g)	Represents a security purchased on a when-issued basis.
(h)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of May 31, 2023.
(i)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At May 31, 2023, the total value of these securities amounted to $32,837,517, which represents 6.31% of total net assets.
(j)	The rate shown is the seven-day current annualized yield at May 31, 2023.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
BAN	Bond Anticipation Note
NPFGC	National Public Finance Guarantee Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia High Yield Municipal Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Floating Rate Notes	—	6,500,000	—	6,500,000
Municipal Bonds	—	509,450,253	—	509,450,253
Money Market Funds	1,127,220	—	—	1,127,220
Total Investments in Securities	1,127,220	515,950,253	—	517,077,473
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2023	21

Statement of Assets and Liabilities
May 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $611,216,496)	$517,077,473
Cash	17,557
Receivable for:
Investments sold	1,335,195
Capital shares sold	1,582,128
Dividends	3,855
Interest	8,971,272
Expense reimbursement due from Investment Manager	839
Prepaid expenses	4,606
Trustees’ deferred compensation plan	145,740
Total assets	529,138,665
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	6,075,396
Capital shares purchased	875,669
Distributions to shareholders	1,945,773
Management services fees	7,650
Distribution and/or service fees	1,341
Transfer agent fees	28,438
Compensation of board members	20,964
Other expenses	31,981
Trustees’ deferred compensation plan	145,740
Total liabilities	9,132,952
Net assets applicable to outstanding capital stock	$520,005,713
Represented by
Paid in capital	636,744,148
Total distributable earnings (loss)	(116,738,435)
Total - representing net assets applicable to outstanding capital stock	$520,005,713
Class A
Net assets	$153,077,390
Shares outstanding	17,421,592
Net asset value per share	$8.79
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.06
Advisor Class
Net assets	$9,940,145
Shares outstanding	1,130,024
Net asset value per share	$8.80
Class C
Net assets	$23,140,852
Shares outstanding	2,633,736
Net asset value per share	$8.79
Institutional Class
Net assets	$213,810,360
Shares outstanding	24,333,327
Net asset value per share	$8.79
Institutional 2 Class
Net assets	$13,181,139
Shares outstanding	1,501,204
Net asset value per share	$8.78
Institutional 3 Class
Net assets	$106,855,827
Shares outstanding	12,129,939
Net asset value per share	$8.81
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia High Yield Municipal Fund | Annual Report 2023

Statement of Operations
Year Ended May 31, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$60,751
Interest	28,462,475
Total income	28,523,226
Expenses:
Management services fees	3,031,229
Distribution and/or service fees
Class A	306,460
Class C	210,297
Transfer agent fees
Class A	122,235
Advisor Class	6,248
Class C	20,999
Institutional Class	213,083
Institutional 2 Class	8,201
Institutional 3 Class	6,076
Compensation of board members	24,650
Custodian fees	13,160
Printing and postage fees	30,114
Registration fees	131,475
Accounting services fees	40,290
Legal fees	19,881
Interest on interfund lending	5,255
Compensation of chief compliance officer	104
Other	19,162
Total expenses	4,208,919
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(233,788)
Expense reduction	(380)
Total net expenses	3,974,751
Net investment income	24,548,475
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(15,919,186)
Futures contracts	770,304
Net realized loss	(15,148,882)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(46,871,128)
Futures contracts	(109,862)
Net change in unrealized appreciation (depreciation)	(46,980,990)
Net realized and unrealized loss	(62,129,872)
Net decrease in net assets resulting from operations	$(37,581,397)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2023	23

Statement of Changes in Net Assets
	Year Ended May 31, 2023	Year Ended May 31, 2022
Operations
Net investment income	$24,548,475	$26,631,909
Net realized gain (loss)	(15,148,882)	2,829,869
Net change in unrealized appreciation (depreciation)	(46,980,990)	(95,286,627)
Net decrease in net assets resulting from operations	(37,581,397)	(65,824,849)
Distributions to shareholders
Net investment income and net realized gains
Class A	(7,014,650)	(6,545,320)
Advisor Class	(381,292)	(419,048)
Class C	(1,042,844)	(1,074,895)
Institutional Class	(12,239,802)	(18,387,335)
Institutional 2 Class	(687,255)	(1,078,421)
Institutional 3 Class	(4,940,646)	(116,993)
Total distributions to shareholders	(26,306,489)	(27,622,012)
Decrease in net assets from capital stock activity	(78,948,564)	(5,620,316)
Total decrease in net assets	(142,836,450)	(99,067,177)
Net assets at beginning of year	662,842,163	761,909,340
Net assets at end of year	$520,005,713	$662,842,163
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia High Yield Municipal Fund | Annual Report 2023

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2023		May 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	6,901,356	62,359,193	6,216,597	65,029,652
Distributions reinvested	706,433	6,313,691	530,683	5,630,466
Redemptions	(7,734,760)	(69,392,489)	(5,688,814)	(58,747,218)
Net increase (decrease)	(126,971)	(719,605)	1,058,466	11,912,900
Advisor Class
Subscriptions	821,373	7,389,976	898,273	9,787,737
Distributions reinvested	42,679	381,259	38,944	419,016
Redemptions	(382,996)	(3,398,709)	(1,413,842)	(15,196,417)
Net increase (decrease)	481,056	4,372,526	(476,625)	(4,989,664)
Class C
Subscriptions	569,581	5,147,785	579,322	6,155,222
Distributions reinvested	110,632	989,485	97,650	1,036,790
Redemptions	(1,267,986)	(11,390,788)	(961,237)	(10,125,881)
Net decrease	(587,773)	(5,253,518)	(284,265)	(2,933,869)
Institutional Class
Subscriptions	12,240,748	111,073,979	11,383,196	119,964,905
Distributions reinvested	1,045,705	9,353,688	880,460	9,357,049
Redemptions	(33,723,133)	(312,031,967)	(12,574,266)	(131,029,954)
Net decrease	(20,436,680)	(191,604,300)	(310,610)	(1,708,000)
Institutional 2 Class
Subscriptions	919,365	8,379,478	2,156,284	23,347,547
Distributions reinvested	76,900	686,953	100,582	1,077,861
Redemptions	(1,100,176)	(9,846,622)	(3,171,988)	(33,446,833)
Net decrease	(103,911)	(780,191)	(915,122)	(9,021,425)
Institutional 3 Class
Subscriptions	20,403,975	191,717,950	215,594	2,197,273
Distributions reinvested	18,566	166,319	10,868	115,100
Redemptions	(8,659,030)	(76,847,745)	(116,383)	(1,192,631)
Net increase	11,763,511	115,036,524	110,079	1,119,742
Total net decrease	(9,010,768)	(78,948,564)	(818,077)	(5,620,316)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2023	25

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 5/31/2023	$9.72	0.38	(0.90)	(0.52)	(0.41)	(0.41)
Year Ended 5/31/2022	$11.04	0.37	(1.31)	(0.94)	(0.38)	(0.38)
Year Ended 5/31/2021	$9.96	0.36	1.08	1.44	(0.36)	(0.36)
Year Ended 5/31/2020	$10.74	0.42	(0.77)	(0.35)	(0.43)	(0.43)
Year Ended 5/31/2019	$10.56	0.43	0.23	0.66	(0.48)	(0.48)
Advisor Class
Year Ended 5/31/2023	$9.74	0.40	(0.91)	(0.51)	(0.43)	(0.43)
Year Ended 5/31/2022	$11.05	0.38	(1.29)	(0.91)	(0.40)	(0.40)
Year Ended 5/31/2021	$9.97	0.38	1.08	1.46	(0.38)	(0.38)
Year Ended 5/31/2020	$10.76	0.44	(0.78)	(0.34)	(0.45)	(0.45)
Year Ended 5/31/2019	$10.57	0.46	0.23	0.69	(0.50)	(0.50)
Class C
Year Ended 5/31/2023	$9.72	0.33	(0.90)	(0.57)	(0.36)	(0.36)
Year Ended 5/31/2022	$11.04	0.30	(1.30)	(1.00)	(0.32)	(0.32)
Year Ended 5/31/2021	$9.96	0.30	1.07	1.37	(0.29)	(0.29)
Year Ended 5/31/2020	$10.74	0.35	(0.77)	(0.42)	(0.36)	(0.36)
Year Ended 5/31/2019	$10.56	0.37	0.22	0.59	(0.41)	(0.41)
Institutional Class
Year Ended 5/31/2023	$9.73	0.40	(0.91)	(0.51)	(0.43)	(0.43)
Year Ended 5/31/2022	$11.05	0.39	(1.31)	(0.92)	(0.40)	(0.40)
Year Ended 5/31/2021	$9.96	0.38	1.09	1.47	(0.38)	(0.38)
Year Ended 5/31/2020	$10.75	0.44	(0.78)	(0.34)	(0.45)	(0.45)
Year Ended 5/31/2019	$10.56	0.46	0.23	0.69	(0.50)	(0.50)
Institutional 2 Class
Year Ended 5/31/2023	$9.72	0.40	(0.91)	(0.51)	(0.43)	(0.43)
Year Ended 5/31/2022	$11.04	0.39	(1.30)	(0.91)	(0.41)	(0.41)
Year Ended 5/31/2021	$9.95	0.39	1.08	1.47	(0.38)	(0.38)
Year Ended 5/31/2020	$10.74	0.44	(0.77)	(0.33)	(0.46)	(0.46)
Year Ended 5/31/2019	$10.55	0.46	0.23	0.69	(0.50)	(0.50)
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia High Yield Municipal Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2023	$8.79	(5.29%)	0.87%(c)	0.83%(c),(d)	4.25%	14%	$153,077
Year Ended 5/31/2022	$9.72	(8.75%)	0.86%(c)	0.85%(c),(d)	3.39%	30%	$170,634
Year Ended 5/31/2021	$11.04	14.64%	0.87%(e)	0.85%(d),(e)	3.41%	22%	$182,125
Year Ended 5/31/2020	$9.96	(3.41%)	0.88%(c),(e)	0.87%(c),(d),(e)	3.98%	46%	$164,388
Year Ended 5/31/2019	$10.74	6.42%	0.88%	0.85%(d)	4.16%	35%	$172,655
Advisor Class
Year Ended 5/31/2023	$8.80	(5.19%)	0.67%(c)	0.63%(c),(d)	4.47%	14%	$9,940
Year Ended 5/31/2022	$9.74	(8.47%)	0.66%(c)	0.65%(c),(d)	3.46%	30%	$6,318
Year Ended 5/31/2021	$11.05	14.86%	0.68%(e)	0.65%(d),(e)	3.61%	22%	$12,442
Year Ended 5/31/2020	$9.97	(3.30%)	0.68%(c),(e)	0.67%(c),(d),(e)	4.17%	46%	$5,549
Year Ended 5/31/2019	$10.76	6.73%	0.68%	0.65%(d)	4.35%	35%	$5,318
Class C
Year Ended 5/31/2023	$8.79	(5.86%)	1.47%(c)	1.43%(c),(d)	3.65%	14%	$23,141
Year Ended 5/31/2022	$9.72	(9.30%)	1.52%(c)	1.45%(c),(d)	2.77%	30%	$31,324
Year Ended 5/31/2021	$11.04	13.94%	1.62%(e)	1.47%(d),(e),(f)	2.80%	22%	$38,720
Year Ended 5/31/2020	$9.96	(4.04%)	1.63%(c),(e)	1.52%(c),(d),(e),(f)	3.34%	46%	$42,578
Year Ended 5/31/2019	$10.74	5.73%	1.63%	1.50%(d),(f)	3.50%	35%	$51,214
Institutional Class
Year Ended 5/31/2023	$8.79	(5.20%)	0.67%(c)	0.63%(c),(d)	4.41%	14%	$213,810
Year Ended 5/31/2022	$9.73	(8.56%)	0.66%(c)	0.65%(c),(d)	3.58%	30%	$435,400
Year Ended 5/31/2021	$11.05	14.97%	0.67%(e)	0.66%(d),(e)	3.61%	22%	$497,969
Year Ended 5/31/2020	$9.96	(3.31%)	0.68%(c),(e)	0.67%(c),(d),(e)	4.19%	46%	$481,793
Year Ended 5/31/2019	$10.75	6.73%	0.68%	0.65%(d)	4.35%	35%	$548,850
Institutional 2 Class
Year Ended 5/31/2023	$8.78	(5.19%)	0.65%(c)	0.61%(c)	4.47%	14%	$13,181
Year Ended 5/31/2022	$9.72	(8.54%)	0.63%(c)	0.61%(c)	3.54%	30%	$15,596
Year Ended 5/31/2021	$11.04	15.03%	0.64%(e)	0.62%(e)	3.64%	22%	$27,815
Year Ended 5/31/2020	$9.95	(3.28%)	0.64%(c),(e)	0.63%(c),(e)	4.13%	46%	$15,702
Year Ended 5/31/2019	$10.74	6.78%	0.63%	0.60%	4.40%	35%	$10,868
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2023	27

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2023	$9.75	0.41	(0.91)	(0.50)	(0.44)	(0.44)
Year Ended 5/31/2022	$11.07	0.40	(1.31)	(0.91)	(0.41)	(0.41)
Year Ended 5/31/2021	$9.98	0.39	1.09	1.48	(0.39)	(0.39)
Year Ended 5/31/2020	$10.77	0.45	(0.78)	(0.33)	(0.46)	(0.46)
Year Ended 5/31/2019	$10.58	0.47	0.23	0.70	(0.51)	(0.51)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.
(f)	Ratios include the impact of voluntary waivers paid by the Investment Manager. For the periods indicated below, if the Investment Manager had not paid these voluntary waivers, the Fund’s net expense ratio would increase by:

	5/31/2021	5/31/2020	5/31/2019
Class C	0.03%	0.10%	0.10%
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia High Yield Municipal Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2023	$8.81	(5.11%)	0.60%(c)	0.55%(c)	4.61%	14%	$106,856
Year Ended 5/31/2022	$9.75	(8.46%)	0.58%(c)	0.57%(c)	3.69%	30%	$3,572
Year Ended 5/31/2021	$11.07	15.05%	0.59%(e)	0.57%(e)	3.69%	22%	$2,838
Year Ended 5/31/2020	$9.98	(3.21%)	0.59%(c),(e)	0.58%(c),(e)	4.26%	46%	$2,170
Year Ended 5/31/2019	$10.77	6.83%	0.59%	0.56%	4.45%	35%	$1,933
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2023	29

Notes to Financial Statements
May 31, 2023
Note 1. Organization
Columbia High Yield Municipal Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
30	Columbia High Yield Municipal Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the
Columbia High Yield Municipal Fund | Annual Report 2023	31

Notes to Financial Statements  (continued)
May 31, 2023
broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
At May 31, 2023, the Fund had no outstanding derivatives.
32	Columbia High Yield Municipal Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	770,304

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(109,862)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2023:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	11,157,122

*	Based on the ending daily outstanding amounts for the year ended May 31, 2023.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia High Yield Municipal Fund | Annual Report 2023	33

Notes to Financial Statements  (continued)
May 31, 2023
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.54% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2023 was 0.54% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
34	Columbia High Yield Municipal Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
The Fund is permitted to engage in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers under specified conditions outlined in a policy adopted by the Board, pursuant to Rule 17a-7 under the 1940 Act (cross-trades). The Board relies on quarterly written representation from the Fund’s Chief Compliance Officer that cross-trades complied with approved policy.
For the year ended May 31, 2023, the Fund engaged in cross-trades as follows:
Purchases ($)	Sales ($)	Net realized gain (loss) ($)
2,398,140	—	—
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.08
Advisor Class	0.08
Class C	0.08
Institutional Class	0.08
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2023, these minimum account balance fees reduced total expenses of the Fund by $380.
Columbia High Yield Municipal Fund | Annual Report 2023	35

Notes to Financial Statements  (continued)
May 31, 2023
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.20% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.60% of the average daily net assets attributable to Class C shares of the Fund.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended May 31, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.75(a)	84,897
Class C	—	1.00(b)	1,789

(a)	This charge is imposed on certain investments of $500,000 or more if redeemed within 12 months after purchase.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2022 through September 30, 2023	Prior to October 1, 2022
Class A	0.83%	0.85%
Advisor Class	0.63	0.65
Class C	1.43	1.45
Institutional Class	0.63	0.65
Institutional 2 Class	0.60	0.62
Institutional 3 Class	0.55	0.57
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific
36	Columbia High Yield Municipal Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, tax straddles, principal and/or interest from fixed income securities, defaulted securities/troubled debt, capital loss carryforwards, trustees’ deferred compensation, distributions and re-characterization of distributions for investments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
156,939	(156,939)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2023				Year Ended May 31, 2022
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
65,268	26,241,221	—	26,306,489	166,117	27,455,895	—	27,622,012
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
—	12,743,479	—	(22,036,401)	(105,335,275)
At May 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
622,412,748	8,298,807	(113,634,082)	(105,335,275)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended May 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(10,912,178)	(11,124,223)	(22,036,401)	—
Columbia High Yield Municipal Fund | Annual Report 2023	37

Notes to Financial Statements  (continued)
May 31, 2023
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $78,869,320 and $162,452,991, respectively, for the year ended May 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	1,682,143	3.90	28
Interest expense incurred by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2023.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended May 31, 2023.
38	Columbia High Yield Municipal Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Columbia High Yield Municipal Fund | Annual Report 2023	39

Notes to Financial Statements  (continued)
May 31, 2023
Municipal securities risk
Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility, and include obligations of the governments of the U.S. territories, commonwealths and possessions such as Guam, Puerto Rico and the U.S. Virgin Islands to the extent such obligations are exempt from state and U.S. federal income taxes. The value of municipal securities can be significantly affected by actual or expected political and legislative changes at the federal or state level. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market.
Issuers in a state, territory, commonwealth or possession in which the Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as economic downturns or similar periods of economic stress, social conflict or unrest, labor disruption and natural disasters. Such financial difficulties may lead to credit rating downgrades or defaults of such issuers which in turn, could affect the market values and marketability of many or all municipal obligations of issuers in such state, territory, commonwealth or possession. The value of the Fund’s shares will be negatively impacted to the extent it invests in such securities. The Fund’s annual and semiannual reports show the Fund’s investment exposures at a point in time. The risk of investing in the Fund is directly correlated to the Fund’s investment exposures.
Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. A municipal security can be significantly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes in a particular state’s (state and its instrumentalities’) financial, economic or other condition and prospects.
Shareholder concentration risk
At May 31, 2023, one unaffiliated shareholder of record owned 23.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 22.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
40	Columbia High Yield Municipal Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia High Yield Municipal Fund | Annual Report 2023	41

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia High Yield Municipal Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia High Yield Municipal Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of May 31, 2023, the related statement of operations for the year ended May 31, 2023, the statement of changes in net assets for each of the two years in the period ended May 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2023 and the financial highlights for each of the five years in the period ended May 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian, transfer agents and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 21, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
42	Columbia High Yield Municipal Fund | Annual Report 2023

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Exempt- interest dividends
99.75%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	174	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Columbia High Yield Municipal Fund | Annual Report 2023	43

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	174	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	174	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	172	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
44	Columbia High Yield Municipal Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	172	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	174	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	174	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	174	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	172	None
Columbia High Yield Municipal Fund | Annual Report 2023	45

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	172	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	174	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	172	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
46	Columbia High Yield Municipal Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	174	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	174	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia High Yield Municipal Fund | Annual Report 2023	47

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
48	Columbia High Yield Municipal Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022, through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia High Yield Municipal Fund | Annual Report 2023	49

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Columbia High Yield Municipal Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN161_05_N01_(07/23)

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)

During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that David M. Moffett, Brian J. Gallagher, J. Kevin Connaughton, Sandra L. Yeager, and Douglas A. Hacker, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Moffett, Mr. Gallagher, Mr. Connaughton, Ms. Yeager, and Mr. Hacker are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the four series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended May 31, 2023 and May 31, 2022 are approximately as follows:

2023	2022
$171,400	$168,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended May 31, 2023 and May 31, 2022 are approximately as follows:

2023	2022
$0	$2,800

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

During the fiscal years ended May 31, 2023 and May 31, 2022, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2023 and May 31, 2022 are approximately as follows:

2023	2022
$50,000	$20,200

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended May 31, 2023 and May 31, 2022, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2023 and May 31, 2022 are approximately as follows:

2023	2022
$0	$0

All Other Fees, if any, include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended May 31, 2023 and May 31, 2022 are approximately as follows:

2023	2022
$557,000	$535,000

In fiscal years 2023 and 2022, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended May 31, 2023 and May 31, 2022 are approximately as follows:

2023	2022
$607,000	$558,000

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	July 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	July 21, 2023

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer,
Principal Financial Officer and Senior Vice President

Date	July 21, 2023

By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting
Officer and Principal Financial Officer

Date	July 21, 2023